AMENDMENT NO. 1 TO CREDIT AGREEMENT This AMENDMENT NO. 1 TO CREDIT AGREEMENT is dated as of May 16, 2018 (this “Amendment” ), by and among Jones Lang LaSalle Finance B.V., a private company with limited liability (a besloten vennootschap met beperkte aansprakelijkheid ) organized under the laws of The Netherlands (the “Borrower” ), the Guarantors party hereto, the lenders party hereto, and Bank of Montreal, as Administrative Agent. PRELIMINARY STATEMENTS A. The Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent have heretofore entered into that certain Second Amended and Restated Multicurrency Credit Agreement, dated as of June 21, 2016 (the “Credit Agreement” ); and B. The parties hereto wish to enter into certain amendments, supplements or other modifications to the Credit Agreement provided herein, subject to the terms and conditions set forth below. NOW , THEREFORE , in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: ARTICLE I DEFINITIONS Section 1.1 Use of Defined Terms . Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement” ) shall have such meanings when used in this Amendment. ARTICLE II AMENDMENTS Section 2.1 The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined herein), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Annex I hereto, except that any Schedule or Exhibit to the Credit Agreement not amended pursuant to the terms of this Amendment or otherwise included as part of said Annex I shall remain in effect without any amendment or other modification thereto. Amendment No. 1 4836-0610-3907 v.7.docx 1627413

ARTICLE III CONDITIONS PRECEDENT Section 3.1 Effectiveness . This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date” ) on which each of the following conditions precedent are satisfied or duly waived: (a) The Administrative Agent shall have received this Amendment duly executed by the Borrower, each Guarantor, each Continuing Lender (as defined herein) and each New Lender (as defined herein); (b) The Administrative Agent shall have received for each Lender in form and substance satisfactory to the Administrative Agent the favorable written opinion of (i) Mark J. Ohringer, Esquire, Global General Counsel to the Borrower and Guarantors, (ii) Loyens & Loeff N.V., Dutch counsel to the Borrower, (iii) Baker & McKenzie, English counsel to Jones Lang LaSalle Limited, (iv) Hogan Lovells International LLP, German counsel to Jones Lang LaSalle SE , and (v) the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special Illinois counsel to the Borrower and Guarantors ; (c) The Administrative Agent shall have received for each Lender copies of the deed of incorporation of the Borrower, the articles of association of the Borrower in force on the Amendment No. 1 Effective Date and an up-to-date extract of the trade register of the chamber of commerce relating to the Borrower, each certified by a managing director of the Borrower to be correct and complete; (d) The Administrative Agent shall have received copies of the Certificate of Incorporation and bylaws (or equivalent) of each Guarantor, certified in each instance by its secretary or an assistant secretary (or its equivalent); (e) The Administrative Agent shall have received copies, certified by the secretary, or assistant secretary or authorized signatory (or its equivalent) of the Borrower’s and each Guarantor’s board of directors’ resolutions (or its equivalent) authorizing the execution of this Amendment and the other Credit Documents in connection therewith to which it is a party; (f) The Administrative Agent shall have received certificates, executed by the secretary or assistant secretary of each Guarantor, which shall identify by name and title and bear the signature of the partners or officers authorized to sign this Amendment and the other Credit Documents in connection therewith to which it is a party; (g) The Administrative Agent shall have received copies of the certificates of good standing (to the extent relevant) for each Guarantor (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization; - 2 -

(h) The Administrative Agent and each Lender shall have received for each fiscal year of the Parent through the fiscal year ending December 31, 2023, a business plan showing in reasonable detail projected operating budgets, consolidated revenues, expenses, and balance sheets on an annual basis, such business plan to be in form and substance satisfactory to the Administrative Agent and each Lender; (i) The Administrative Agent and each Lender shall have received, sufficiently in advance of the Amendment No. 1 Effective Date, all documentation and other information required by applicable regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Act; and (j) The Borrower or any Guarantor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered a Beneficial Ownership Certification in relation to such Borrower or Guarantor. (k) The Administrative Agent shall have received the fees for the Lenders agreed in writing between the Parent and the Joint Lead Arrangers. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date and such notice shall be conclusive and binding. ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.1 Credit Agreement Representations. The Borrower and each Guarantor hereby represents and warrants that: (a) Each of its representations and warranties contained in Section 5 of the Amended Credit Agreement is true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of the Amendment No. 1 Effective Date (except to the extent such representation or warranty specifically relates to an earlier date, in which case such representation is made as of such earlier date. (b) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. ARTICLE V MISCELLANEOUS PROVISIONS Section 5.1 Ratification of and References to the Credit Agreement . Except for the amendments expressly set forth above, the Credit Agreement and each other Credit Document is hereby ratified, approved and confirmed in each and every respect. Reference to this specific Amendment need not be made in the Credit Agreement, the Note(s), or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items - 3 -

to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby. The Borrower, Guarantors and Lenders acknowledge and agree that this Amendment shall constitute a Credit Document. Section 5.2 Revolving Credit Commitments. From and after the Amendment No. 1 Effective Date, (a)(i) the commitments of those Lenders under the Credit Agreement that are continuing as Lenders on and after the Amendment No. 1 Effective Date (the “Continuing Lenders” ) shall be amended as set forth on Schedule 1 to the Amended Credit Agreement and (ii) the commitments of those “Lenders” under the Credit Agreement that are not continuing as Lenders on and after the Amendment No. 1 Effective Date (the “Non-Continuing Lenders” ) shall automatically be terminated and cease to have any further force or effect without further action by any Person, and shall be replaced with the respective Commitments of such Continuing Lenders and of those Lenders party to this Agreement that were not “Lenders” under the Credit Agreement immediately prior to the Amendment No. 1 Effective Date (the “New Lenders” ); and (b) all outstanding Revolving Loans of the Non-Continuing Lenders shall be repaid in full (together with all interest accrued thereon and amounts payable pursuant to Section 1.12 of the Credit Agreement in connection with such payment, and all fees accrued under the Credit Agreement through the Amendment No. 1 Effective Date) on the Amendment No. 1 Effective Date (and the Borrower shall pay to each Continuing Lender all amounts, if any, payable pursuant to Section 1.12 hereof of the Credit Agreement as if the outstanding Revolving Loans had been prepaid on the Amendment No. 1 Effective Date). The Continuing Lenders and New Lenders each agree to make such purchases and sales of interests in the Revolving Loans and L/C Obligations outstanding on the Amendment No. 1 Effective Date between themselves so that each Continuing Lender and New Lender is then holding its relevant Revolver Percentage of outstanding Revolving Loans and risk participation interests in outstanding L/C Obligations based on their Revolving Credit Commitments as in effect after giving effect hereto (such purchases and sales shall be arranged through the Administrative Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith), with all subsequent extensions of credit under this Agreement (including, without limitation, participations in respect of all Swingline Loans and Letters of Credit) to be made in accordance with the respective Revolving Credit Commitments of the Lenders and the respective Letter of Credit Commitments of the L/C Issuers from time to time party to the Amended Credit Agreement. Section 5.3 Headings . The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Section 5.4 Execution in Counterparts . This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of executed counterparts of this Amendment by telecopy or by email transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as an original. - 4 -

Section 5.5 No Other Amendments . Except for the amendments expressly set forth in the Amended Credit Agreement, the text of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Credit Documents. Section 5.6 Costs and Expenses. The Company agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent, in each case in accordance with Section 12.15 of the Amended Credit Agreement. Section 5.7 Governing Law . This Amendment (including this Section), and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Illinois. Section 5.8. Submission to Jurisdiction; Waiver of Jury Trial . The Borrower and each Guarantor hereby submits to the exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby or thereby. The Borrower and each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Borrower, each Guarantor, the Administrative Agent, each L/C Issuer and each Lender hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby. [Remainder of page intentionally left blank] - 5 -

IN WITNESS WHEREOF , the parties hereto have caused their duly authorized officers or representatives to execute and deliver this Amendment as of the date first above written. JONES LANG LASALLE FINANCE B.V. By: /s/ Reynout Alexander Vroegop Name: Reynout Alexander Vroegop ______ Title: Director_______________________ JONES LANG LASALLE INCORPORATED , as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan ________________ Title: Executive VP & Global Treasurer __ JONES LANG LASALLE CO-INVESTMENT , INC ., as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan ________________ Title: Vice President and Treasurer ______ JONES LANG LASALLE INTERNATIONAL , INC ., as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan ________________ Title: Vice President and Treasurer ______ LASALLE INVESTMENT MANAGEMENT , INC ., as Guarantor By: /s/ Michael Ricketts Name: Michael Ricketts________________ Title: Chief Financial Officer___________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

JONES LANG LASALLE AMERICAS , INC ., as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan ________________ Title: Executive VP and Treasurer_______ JONES LANG LASALLE LIMITED , as Guarantor By: /s/ Gordon Repp Name: Gordon Repp __________________ Title: Attorney in Fact ________________ JONES LANG LASALLE SE, as Guarantor By: /s/ Louis F. Bowers Name: Louis F. Bowers ________________ Title: Attorney in Fact_________________ JONES LANG LASALLE NEW ENGLAND LLC, as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan ________________ Title: Executive VP & Global Treasurer __ JONES LANG LASALLE BROKERAGE , INC ., as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan ________________ Title: Treasurer______________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

“L ENDERS ” BANK OF MONTREAL , individually as a Lender, as Administrative Agent, Swingline Bank and L/C Issuer By: /s/ Gwendolyn Gatz Name: Gwendolyn Gatz________________ Title: Director_______________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

BANK OF AMERICA , N.A., as a Lender and L/C Issuer By: /s/ Jonathan M. Phillips Name: Jonathan M. Phillips_____________ Title: Senior Vice President____________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

BARCLAYS BANK PLC By: /s/ Gill Skala Name: Gill Skala ______________________ Title: Director _______________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

WELLS FARGO BANK , N.A. By: /s/ Peg Laughlin Name: Peg Laughlin ___________________ Title: Senior Vice President ____________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

NATIONAL WESTMINISTER BANK PLC By: /s/ Robert Budgen Name: Robert Budgen__________________ Title: Director _______________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

JPM ORGAN CHASE BANK , NATIONAL ASSOCIATION By: /s/ Christian Lunt Name: Christian Lunt __________________ Title: Executive Director_______________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

HSBC BANK PLC By: /s/ Martin Somers Name: Martin Somers __________________ Title: Associate Director _______________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION By: /s/ Rumesha Ahmed Name: Rumesha Ahmed ________________ Title: Vice President __________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

FIFTH THIRD BANK By: /s/ Kurt Marsan Name: Kurt Marsan____________________ Title: Vice President___________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

PNC BANK , NATIONAL ASSOCIATION By: /s/ Terri Wyda Name: Terri Wyda _____________________ Title: Senior Vice President _____________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

U.S. BANK NATIONAL ASSOCIATION By: /s/ Kathleen D. Schurr Name: Kathleen D. Schurr ______________ Title: Vice President __________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.), New York Branch By: /s/ Mark Maloney Name: Mark Maloney __________________ Title: Authorized Signatory_____________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

SOCIÉTÉ GÉNÉRALE By: /s/ John Hogan Name: John Hogan ____________________ Title: Director _______________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

CAPITAL ONE , N.A. By: /s/ Paul Isaac Name: Paul Isaac______________________ Title: Duly Authorized Signatory ________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

ING BANK N.V., DUBLIN BRANCH By: /s/ Sean Hassett Name: Sean Hassett____________________ Title: Director _______________________ By: /s/ Cormac Langford Name: Cormac Langford________________ Title: Director _______________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH By: /s/ Virginia Cosenza Name: Virginia Cosenza ________________ Title: Vice President __________________ By: /s/ Ming K. Chu Name: Ming K. Chu ___________________ Title: Director _______________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

THE BANK OF NEW YORK MELLON By: /s/ Abdullah Dahman Name: Abdullah Dahman _______________ Title: Vice President __________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

WESTPAC BANKING CORPORATION By: /s/ Richard Yarnold Name: Richard Yarnold_________________ Title: Director _______________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED By: /s/ Robert Grillo Name: Robert Grillo ___________________ Title: Director _______________________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

NATIONAL AUSTRALIA BANK LIMITED , A.B.N. 12 004 044 937 By: /s/ Michael Peterson Name: Michael Peterson ________________ Title: Associate Director _______________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

CITIBANK , N.A. By: /s/ Patrick R. Keller Name: Patrick R. Keller ________________ Title: Senior Vice President ____________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH By: /s/ William O’Daly Name: William O’Daly _________________ Title: Authorized Signatory_____________ By: /s/ Brady Bingham Name: Brady Bingham _________________ Title: Authorized Signatory_____________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

THE NORTHERN TRUST COMPANY By: /s/ Tim Rohde Name: Tim Rohde _____________________ Title: Second Vice President ____________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

ASSOCIATED BANK NATIONAL ASSOCIATION By: /s/ Edward U. Notz, Jr. Name: Edward U. Notz, Jr. ______________ Title: Senior Vice President ____________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

COMERICA BANK By: /s/ Brandon Kotcher Name: Brandon Kotcher ________________ Title: Assistant Vice President __________ Signature Page to First Amendment to Jones Lang LaSalle B.V. Credit Agreement

ANNEX I CONFORMED CREDIT AGREEMENT

EXECUTION VERSION ANNEX I SECOND AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT DATED AS OF JUNE 21, 2016 AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 16, 2018 AMONG JONES LANG LASALLE FINANCE B.V., THE GUARANTORS PARTY HERETO , THE LENDERS PARTY HERETO , AND BANK OF MONTREAL , as Administrative Agent BMO CAPITAL MARKETS CORP ., and MERRILL LYNCH , PIERCE , FENNER & SMITH INCORPORATED , as Joint Book Runners, BMO CAPITAL MARKETS CORP ., MERRILL LYNCH , PIERCE , FENNER & SMITH INCORPORATED , BARCLAYS BANK PLC , THE ROYAL BANK OF SCOTLAND PLC , JPM ORGAN CHASE BANK , N.A., and WELLS FARGO BANK , N.A., and HSBC SECURITIES (USA), INC ., as Joint Lead Arrangers, BANK OF AMERICA , N.A., as Syndication Agent, and BARCLAYS BANK PLC , THE ROYAL NATIONAL WESTMINSTER BANK OF SCOTLAND PLC , JPM ORGAN CHASE BANK , NATIONAL ASSOCIATION , FIFTH THIRD BANK , PNC BANK , NATIONAL ASSOCIATION , HSBC BANK USA, N.A., U.S. BANK NATIONAL ASSOCIATION , and WELLS FARGO BANK , N.A., as Co-Documentation Agents Amended Credit Agreement 4825-7245-1683 v. 1. 9. docx 1627413

TABLE OF CONTENTS (This Table of Contents is not part of the Agreement) SECTION HEADING PAGE SECTION 1. THE CREDIT FACILITIES ................................................................................... 1! Section 1.1. Revolving Credit Commitments .............................................................. 1! Section 1.2. The Swingline............................................................................................ 2! Section 1.3. Letters of Credit ........................................................................................ 4! Section 1.4. Applicable Interest Rates .......................................................................... 9! Section 1.5. Minimum Borrowing Amounts ................................................................ 9! Section 1.6. Manner of Borrowing Loans and Designating Interest Rates Applicable to Loans .................................................................................. 9! Section 1.7. Interest Periods ........................................................................................ 12 ! Section 1.8. Maturity of Loans .................................................................................... 13 ! Section 1.9. Prepayments ............................................................................................ 13 ! Section 1.10. Default Rate. ............................................................................................ 14 ! Section 1.11. Evidence of Indebtedness; Notes ........................................................... 15 ! Section 1.12. Funding Indemnity. ............................................................................. 16 15 ! Section 1.13. Commitment Terminations ..................................................................... 16 ! Section 1.14. Substitution of Lenders ........................................................................... 17! Section 1.15. Increase in Revolving Credit Commitments and New Term Loans .... 18 ! Section 1.16. Defaulting Lenders .................................................................................. 20 ! Section 1.17. Cash Collateral for Fronting Exposure .................................................. 23 ! SECTION 2. FEES ............................................................................................................ 24 23 ! Section 2.1. Fees ...................................................................................................... 24 23 ! SECTION 3. PLACE AND APPLICATION OF PAYMENTS ..................................................25 24 ! Section 3.1. Place and Application of Payments ....................................................... 25 ! SECTION 4. DEFINITIONS ; INTERPRETATION .................................................................26 25 ! Section 4.1. Definitions ........................................................................................... 26 25 ! Section 4.2. Interpretation ....................................................................................... 49 51 ! Section 4.3. Change in Accounting Principles ....................................................... 49 51 ! Section 4.4. Limited Condition Acquisition........................................................... 50 51 ! Section 4.5. Letter of Credit Amounts .................................................................... 50 52 ! SECTION 5. REPRESENTATIONS AND WARRANTIES ...................................................... 51 52 ! Section 5.1. Corporate Organization and Authority .............................................. 51 52 ! Section 5.2. Subsidiaries .......................................................................................... 51 53 ! Section 5.3. Authority and Validity of Obligations ............................................... 52 53 ! -i-

Section 5.4.	Financial Statements	~~52~~54
Section 5.5.	No Litigation; ~~No Labor Controversies53~~Compliance with Laws	54
Section 5.6.	Taxes	~~53~~54
Section 5.7.	Approvals	~~53~~55
Section 5.8.	ERISA	~~53~~55
Section 5.9.	Government Regulation	~~53~~55
Section 5.10.	Margin Stock	~~54~~55
Section 5.11.	Licenses and Authorizations~~; Compliance with Environmental and Health Laws~~	~~54~~ 55
Section 5.12.	Ownership of Property; Liens	~~54~~56
Section 5.13.	No Burdensome Restrictions; Compliance with Agreements	~~54~~56
Section 5.14.	Accuracy of Information	~~55~~56
Section 5.15.	Sanction Programs	~~55~~56
Section 5.16.	Claims Pari Passu	~~55~~57
~~Section 5.17.~~	~~Solvency~~	~~55~~
SECTION 6.	CONDITIONS PRECEDENT	~~55~~57
Section 6.1.	Initial Credit Event	~~56~~57
Section 6.2.	All Credit Events	~~57~~58
SECTION 7.	COVENANTS	~~58~~59
Section 7.1.	Corporate Existence; Subsidiaries	~~58~~59
Section 7.2.	Maintenance	~~58~~59
Section 7.3.	Taxes	~~58~~59
Section 7.4.	ERISA	~~58~~60
Section 7.5.	Insurance	~~59~~60
Section 7.6.	Financial Reports and Other Information	~~59~~60
Section 7.7.	Lender Inspection Rights	~~61~~62
Section 7.8.	Conduct of Business	~~61~~62
Section 7.9.	Liens	~~61~~62
Section 7.10.	Use of Proceeds; Regulation U	~~62~~64
Section 7.11.	[Reserved]	~~63~~64
Section 7.12.	Mergers, Consolidations and Sales of Assets	~~63~~64
Section 7.13.	Use of Property and Facilities; Environmental and Health and Safety Laws	~~63~~65
Section 7.14.	Acquisitions	~~64~~65
Section 7.15.	Net Cash Flow Leverage Ratio	~~64~~65
Section 7.16.	Cash Interest Coverage Ratio	~~64~~66
Section 7.17.	Dividends and Other Shareholder Distributions	~~64~~66
Section 7.18.	Indebtedness	~~64~~66
Section 7.19.	Transactions with Affiliates	~~65~~66
Section 7.20.	Compliance with Laws	~~65~~67
Section 7.21.	Additional Guarantors	~~65~~67
Section 7.22.	Compliance with Sanction Programs	~~66~~67

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SECTION 8. EVENTS OF DEFAULT AND REMEDIES ........................................................ 67 68 ! Section 8.1. Events of Default................................................................................. 67 68 ! Section 8.2. Non-Bankruptcy Defaults ................................................................... 68 70 ! Section 8.3. Bankruptcy Defaults ........................................................................... 69 70 ! Section 8.4. Collateral for Undrawn Letters of Credit........................................... 69 70 ! Section 8.5. Application of Payments..................................................................... 70 71 ! Section 8.6. Notice of Default ................................................................................. 71 72 ! Section 8.7. Expenses .............................................................................................. 71 72 ! SECTION 9. CHANGE IN CIRCUMSTANCES ..................................................................... 71 72 ! Section 9.1. Change of Law .................................................................................... 71 72 ! Section 9.2. Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR .................................................................................................72 73 ! Section 9.3. Increased Cost and Reduced Return .................................................. 72 75 ! Section 9.4. Lending Offices ................................................................................... 74 77 ! Section 9.5. Discretion of Lender as to Manner of Funding .................................74 77 ! SECTION 10. THE ADMINISTRATIVE AGENT ................................................................... 74 77 ! Section 10.1. Appointment and Authorization of Administrative Agent ............... 74 77 ! Section 10.2. Administrative Agent and its Affiliates ............................................. 75 77 ! Section 10.3. Action by Administrative Agent ........................................................ 75 78 ! Section 10.4. Consultation with Experts .................................................................. 75 78 ! Section 10.5. Liability of Administrative Agent; Credit Decision ......................... 76 78 ! Section 10.6. Indemnity ............................................................................................. 76 79 ! Section 10.7. Resignation of Administrative Agent and Successor Agent ............ 77 79 ! Section 10.8. L/C Issuers and Swingline Lender. .................................................... 78 80 ! Section 10.9. Authorization to Release Guaranties ................................................. 79 81 ! Section 10.10. Authorization of Administrative Agent to File Proofs of Claim ...... 79 81 ! Section 10.11. Designation of Additional Agents ...................................................... 79 82 ! Section 10.12. Certain ERISA Matters ........................................................................... 82 ! SECTION 11. THE GUARANTEES ...................................................................................... 80 84 ! Section 11.1. The Guarantees .................................................................................... 80 84 ! Section 11.2. Guarantee Unconditional .................................................................... 80 85 ! Section 11.3. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances ..................................................................................... 81 86 ! Section 11.4. Waivers ................................................................................................ 81 86 ! Section 11.5. Limit on Recovery .............................................................................. 82 87 ! Section 11.6. Stay of Acceleration ............................................................................ 82 87 ! Section 11.7. Benefit to Guarantors .......................................................................... 82 87 ! Section 11.8. Guarantor Covenants .......................................................................... 82 87 ! Section 11.9 Release of Guarantors ......................................................................... 82 87 ! Section 11.10 German Guarantor Limitations .............................................................. 83 ! -iii-

SECTION 12. MISCELLANEOUS .... ~~86~~87

Section 12.1. Taxes .... ~~86~~87
Section 12.2. No Waiver of Rights .... ~~88~~89
Section 12.3. Non-Business Day 89
Section 12.4. Documentary Taxes .... ~~89~~90
Section 12.5. Survival of Representations .... ~~89~~90
Section 12.6. Survival of Indemnities .... ~~89~~90
Section 12.7. Sharing of Set-Off .... ~~89~~90
Section 12.8. Notices 90
Section 12.9. Counterparts; Integration; Effectiveness 92
Section 12.10. Successors and Assigns .... ~~92~~93
Section 12.11. Participants .... ~~92~~93
Section 12.12. Assignments .... ~~93~~94
Section 12.13. Amendments 97
Section 12.14. Headings 98
Section 12.15. Legal Fees, Other Costs and Indemnification .... ~~98~~99
Section 12.16. Set Off .... ~~99~~100
Section 12.17. Currency 100
Section 12.18. Entire Agreement .... ~~100~~101
Section 12.19. Governing Law .... ~~100~~101
Section 12.20. Submission to Jurisdiction; Waiver of Jury Trial .... ~~100~~101
Section 12.21. Limitation of Liability 101
Section 12.22. Confidentiality 101
Section 12.23. Severability of Provisions .... ~~101~~102
Section 12.24. Excess Interest 102
Section 12.25. Construction .... ~~102~~103
Section 12.26. Lender's and L/C Issuer's Obligations Several .... ~~102~~103
Section 12.27. No Advisory or Fiduciary Responsibility .... ~~102~~103
Section 12.28. USA Patriot Act .... ~~103~~104
Section 12.29. Acknowledgement and Consent to Bail-In of EEA Financial Institutions .... ~~103~~104
Section 12.30. Amendment and Restatement 104

Signature 1

EXHIBITS

A - Notice of Borrowing
B - Notice of Continuation/Conversion
C-1 - Form of Revolving Note
C-2 - Form of Swingline Note
C-3 - Form of Term Note
D - Form of Compliance Certificate
E - Form of Subsidiary Guarantee Agreement
F - Increase Request
G - Assignment and Acceptance

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SCHEDULE 1 Revolving Credit Commitments SCHEDULE 1.3 Existing Letters of Credit SCHEDULE 5.2 Guarantors -v-

SECOND AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT This Second Amended and Restated Multicurrency Credit Agreement, dated as of June 21, 2016,2016 (and as amended by Amendment No. 1), is among Jones Lang LaSalle Finance B.V., a private company with limited liability (a besloten vennootschap met beperkte aansprakelijkheid ) organized under the laws of The Netherlands (the “Borrower” ), the Guarantors (as hereinafter defined) party hereto, the lenders from time to time party hereto, and Bank of Montreal, as Administrative Agent. PRELIMINARY STATEMENT The Borrower, the guarantors party thereto, the lenders party thereto and Bank of Montreal, as Administrative Agent, are parties to a Multicurrency Credit Agreement dated as of October 4, 2013, (as amended and restated as of February 25, 2015, the “Existing Credit Agreement” ); The parties hereto desire to amend and restate in its entirety the Existing Credit Agreement, without constituting a novation, all on the terms and subject to the terms and conditions herein. NOW , THEREFORE , in consideration of the mutual agreements contained herein, and the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. THE CREDIT FACILITIES . Section 1.1. Revolving Credit Commitments . Subject to the terms and conditions hereof, each Lender severally agrees to make a loan or loans (individually a “Revolving Loan” and collectively “Revolving Loans” ) to the Borrower from time to time on a revolving basis in U.S. Dollars and Alternative Currencies in an aggregate outstanding Original Dollar Amount up to the amount of its Revolving Credit Commitment subject to any increases or reductions thereof pursuant to the terms hereof, before the Termination Date. The sum of the (i) aggregate Original Dollar Amount of Revolving Loans, (ii) the aggregate Original Dollar Amount of Swingline Loans, and (iii) the aggregate U.S. Dollar Equivalent of all L/C Obligations at any time outstanding shall not exceed the Revolving Credit Commitments in effect at such time. The sum of the aggregate Original Dollar Amount of all Revolving Loans denominated in an Alternative Currency other than Euros or Pounds Sterling at any time outstanding shall not exceed $300,000,000. Each Borrowing of Revolving Loans shall be made ratably from the Lenders in proportion to their respective Revolver Percentages. As provided in Section 1.6(a) hereof, the Borrower may elect that each Borrowing of Revolving Loans denominated in U.S. Dollars be either Domestic Rate Loans or Eurocurrency Loans. All Revolving Loans denominated in an Alternative Currency shall be Eurocurrency Loans. Revolving Loans may be repaid and the principal amount thereof reborrowed before the Termination Date, subject to all the terms and conditions hereof.

Section 1.2. The Swingline. (a) Swingline Loans . Subject to all of the terms and conditions hereof, as part of the Revolving Credit, the Swingline Lender may, in its discretion, make loans in U.S. Dollars to the Borrower under the Swingline (individually a “Swingline Loan” and collectively, the “Swingline Loans” ), which shall not in the aggregate at any time outstanding exceed the lesser of (i) the Swingline Sublimit or (ii) the difference between (x) the Revolving Credit Commitments in effect at such time and (y) the sum of the Original Dollar Amount of all Revolving Loans and the U.S. Dollar Equivalent of all L/C Obligations outstanding at the time of computation. The Swingline Sublimit may be availed of by the Borrower from time to time and borrowings thereunder may be repaid and used again during the period ending on the day immediately preceding the Termination Date. (b) Minimum Borrowing Amount . Each Swingline Loan shall be in an amount not less than $100,000. (c) Interest on Swingline Loans . Each Swingline Loan shall bear interest (computed on the basis of a year of 360 days and actual days elapsed) for the Interest Period selected therefor at the Domestic Rate plus the Applicable Margin for Domestic Rate Loans or at the rate quoted by the Swingline Lender to the Borrower which is the interest rate determined in the Swingline Lender’s discretion at which the Swingline Lender would be willing to make such Swingline Loan available to the Borrower for such Interest Period (the rate so quoted for a given Interest Period being herein referred to as the “Quoted Rate” ), provided that if any Swingline Loan is not paid when due (whether by lapse of time, acceleration or otherwise) such Swingline Loan shall bear interest whether before or after judgment, until payment in full thereof through the end of the Interest Period then applicable thereto at the rate set forth in Section 1.10 hereof. Interest on each Swingline Loan shall be due and payable on the last day of each Interest Period applicable thereto, and interest after maturity (whether by lapse of time, acceleration or otherwise) shall be due and payable upon demand. (d) Requests for Swingline Loans . The Borrower shall give the Administrative Agent prior notice (which may be written or oral) no later than 12:00 noon (Chicago time) on the date upon which the Borrower requests that any Swingline Loan be made, specifying in each case the amount and date of such Swingline Loan and the Interest Period selected therefor. The Administrative Agent shall promptly advise the Swingline Lender of any such notice received from the Borrower. Within thirty (30) minutes after receiving such notice, the Swingline Lender in its discretion may quote the Quoted Rate for such Interest Period. The Borrower acknowledges and agrees that the interest rate quote is given for immediate and irrevocable acceptance, and if the Borrower does not so immediately accept the Quoted Rate for the full amount requested by the Borrower for such Swingline Loan, the Quoted Rate shall be deemed immediately withdrawn and such Swingline Loan shall be made at the rate per annum equal to the Domestic Rate from time to time in effect plus the Applicable Margin for Domestic Rate Loans under the Revolving Credit. Subject to all of the terms and conditions hereof, the proceeds of such Swingline Loan shall be made available to the Borrower on the date so requested at the Borrower’s Designated Disbursement Account or as the Borrower, the Administrative Agent and the Swingline Lender may otherwise agree. Anything contained in the foregoing to the contrary notwithstanding, the undertaking of the Swingline Lender to make -2-

Swingline Loans shall be subject to all of the terms and conditions of this Agreement (provided that the Swingline Lender shall be entitled to assume that the conditions precedent to an advance of any Swingline Loan have been satisfied unless notified to the contrary by the Administrative Agent or the Required Lenders). (e) Refunding Loans . In its sole and absolute discretion, the Swingline Lender may at any time, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to act on its behalf for such purpose) and with notice to the Borrower and the Administrative Agent, request each Lender to make a Revolving Loan in an amount equal to such Lender’s Revolver Percentage of the amount of the Swingline Loans outstanding on the date such notice is given. Borrowings of Revolving Loans under this Section 1.2(e) hereof shall initially constitute Domestic Rate Loans unless timely notice is given pursuant to Section 1.6 hereof. Unless an Event of Default described in Section 8.1(f) or 8.1(g) exists with respect to the Borrower, regardless of the existence of any other Event of Default, each such Lender shall make the proceeds of its requested Revolving Loan available to the Administrative Agent for the account of the Swingline Lender, in immediately available funds, at the principal office of the Administrative Agent in Chicago, Illinois, before 12:00 noon (Chicago time) on the Business Day following the day such notice is given. The proceeds of such Revolving Loans shall be immediately applied to repay the outstanding Swingline Loans. The Administrative Agent shall promptly remit the proceeds of such Borrowing to the Swingline Lender to repay the outstanding Swingline Loans. (f) Participations . If any Lender refuses or otherwise fails to make a Revolving Loan when requested by the Swingline Lender pursuant to Section 1.2(e) above (because an Event of Default described in Section 8.1(f) or 8.1(g) hereof exists with respect to the Borrower or otherwise), such Lender will, by the time and in the manner such Revolving Loan was to have been funded to the Swingline Lender, purchase from the Swingline Lender an undivided participating interest in the outstanding Swingline Loans in an amount equal to its Revolver Percentage of the aggregate principal amount of Swingline Loans that were to have been repaid with such Revolving Loans. From and after the date of any such purchase, such Swingline Loans shall bear interest as Domestic Rate Loans. Each Lender that so purchases a participation in a Swingline Loan shall thereafter be entitled to receive its Revolver Percentage of each payment of principal received on the Swingline Loan and of interest received thereon accruing from the date such Lender funded to the Administrative Agent its participation in such Swingline Loan. The several obligations of the Lenders under this Section 1.2 shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Lender may have or have had against the Borrower, any other Lender, or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of the Revolving Credit Commitment of any Lender, and each payment made by a Lender under this Section 1.2 shall be made without any offset, abatement, withholding, or reduction whatsoever. (g) Voluntary Prepayment of Swingline Loans. The Borrower may not voluntarily prepay any Swingline Loan bearing interest at the Quoted Rate before the last day of its Interest Period. The Borrower may voluntarily prepay any Swingline Loan bearing interest computed by -3-

reference to the Domestic Rate before the last day of its Interest Period at any time upon notice delivered to the Administrative Agent by the Borrower no later than 12:00 noon (Chicago time) on the date of prepayment, such prepayment to be made by the payment of the principal amount to be prepaid and accrued interest thereon to the date fixed for prepayment. Section 1.3. Letters of Credit . (a) General Terms. (i) Subject to the terms and conditions hereof, as part of the Revolving Credit, each L/C Issuer shall issue standby letters of credit (each a “Letter of Credit” ) for the account of the Borrower or for the account of the Borrower and the Parent or one or more of its Subsidiaries in any Alternative Currency, U.S. Dollars, or any other currency acceptable to such L/C Issuer, the U.S. Dollar Equivalent of the aggregate undrawn face amount of which does not exceed such L/C Issuer’s Letter of Credit Commitment and the aggregate for all L/C Issuers does not exceed the L/C Sublimit, provided that the U.S. Dollar Equivalent of the aggregate L/C Obligations at any time outstanding shall not exceed the difference between the Revolving Credit Commitments in effect at such time and the aggregate Original Dollar Amount of all Revolving Loans and Swingline Loans then outstanding. Notwithstanding anything herein to the contrary, those certain letters of credit issued for the account of the Borrower or the Parent by Bank of Montreal and BMO Harris Bank, N.A. under the Existing Credit Agreement and listed on Schedule 1.3 hereof (the “Existing Letters of Credit” ) shall each constitute a “Letter of Credit” herein for all purposes of this Agreement with the Borrower as the applicant therefor, to the same extent, and with the same force and effect as if the Existing Letters of Credit had been issued under this Agreement at the request of the Borrower. Each Letter of Credit shall be issued by an L/C Issuer, but each Lender shall be obligated to reimburse such L/C Issuer for its Revolver Percentage of the amount of each drawing thereunder and, accordingly, the undrawn face amount of each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Lender pro rata in accordance with each Lender’s Revolver Percentage. (ii) No L/C Issuer shall be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing the Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it; or (B) the issuance of the Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally; or (C) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder. -4-

(b) Applications. At any time before the Termination Date, each L/C Issuer shall, at the request of the Borrower, issue one or more Letters of Credit, in a form satisfactory to the applicable L/C Issuer, with expiration dates no later than the earlier of twelve (12) months from the date of issuance (or which are cancelable not later than twelve (12) months from the date of issuance and each renewal) or thirty (30) days prior to the Termination Date, in an aggregate face amount as set forth above, upon the receipt of an application duly executed by the Borrower and, if such Letter of Credit is for the account of the Parent or one of its Subsidiaries, the Parent or such Subsidiary for the relevant Letter of Credit in the form customarily prescribed by such L/C Issuer for a standby letter of credit (each an “Application” ). Notwithstanding anything contained in any Application to the contrary (i) the Borrower’s obligation to pay fees in connection with each Letter of Credit shall be as exclusively set forth in Section 2.1(b) hereof, (ii) except as otherwise provided in Section 1.9 or 1.16 hereof or during the continuance of an Event of Default, no L/C Issuer will call for the funding by the Borrower of any amount under a Letter of Credit, or any other form of collateral security for the Borrower’s obligations in connection with such Letter of Credit, before being presented with a drawing thereunder, and (iii) if an L/C Issuer is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, the Borrower’s obligation to reimburse such L/C Issuer for the amount of such drawing shall bear interest (which the Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum (A) if such Reimbursement Obligation is denominated in U.S. Dollars, equal to the sum of 2% plus the Domestic Rate from time to time in effect plus the Applicable Margin for Domestic Rate Loans and (B) if such Reimbursement Obligation is denominated in any Alternative Currency, equal to the rate established pursuant to Section 1.10(b) hereof for Eurocurrency Loans denominated in an Alternative Currency. Each L/C Issuer agrees to issue amendments to the Letter(s) of Credit issued by it increasing the amount, or extending the expiration date, thereof at the request of the Borrower subject to the conditions of Section 6.2 hereof and the other terms of this Section 1.3. Notwithstanding anything contained herein to the contrary, no L/C Issuer shall be under any obligation to issue, extend or amend any Letter of Credit if a default of any Lender’s obligations to fund under Section 1.3(c) hereof exists or any Lender is at such time a Defaulting Lender hereunder, unless such L/C Issuer has entered into arrangements with the Borrower or such Lender satisfactory to such L/C Issuer to eliminate such L/C Issuer’s risk with respect to such Lender. In the event of any conflict between the terms of this Agreement and the terms of any L/C Document (other than this Agreement), the terms of this Agreement shall control. If the Borrower so requests in any applicable Application, an L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit ”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “ Non-Extension Notice Date ”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than thirty (30) days prior to the Termination Date; provided, however , that such L/C Issuer shall not permit -5-

any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof, or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 6.2 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension. (c) The Reimbursement Obligations. Subject to Section 1.3(b) hereof, the obligation of the Borrower to reimburse an L/C Issuer for all drawings under a Letter of Credit (a “Reimbursement Obligation” ) shall be governed by the Application related to such Letter of Credit, except that reimbursement of each drawing shall be made in immediately available funds (i) if such Reimbursement Obligation is denominated in U.S. Dollars, at the Administrative Agent’s principal office in Chicago, Illinois and (ii) if such Reimbursement Obligation is denominated in an Alternative Currency, to such local office as the Administrative Agent has previously specified, in each case by no later than 2:00 p.m. (local time) on the date when each drawing is paid or, if such drawing was paid after 10:00 a.m. (local time), by 2:00 p.m. (local time) on the next Business Day. Anything herein to the contrary notwithstanding, any Reimbursement Obligation denominated in a currency other than U.S. Dollars shall be converted to U.S. Dollars at the exchange rate quoted to the applicable L/C Issuer on the date such Reimbursement Obligation was incurred by major banks in the interbank foreign exchange market for the purchase of U.S. Dollars for such other currency and such Reimbursement Obligation shall be denominated in U.S. Dollars. If the Borrower does not make any such reimbursement payment on the date due and the Participating Lenders fund their participations therein in the manner set forth in Section 1.3(d) below, then all payments thereafter received by the Administrative Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 1.3(d) below. (d) The Participating Interests. Each Lender (other than the Lender then acting as L/C Issuer in issuing the relevant Letter of Credit) severally agrees to purchase from the applicable L/C Issuer, and each L/C Issuer hereby agrees to sell to each such Lender (a “Participating Lender” ), an undivided percentage participating interest (a “Participating Interest” ), to the extent of its Revolver Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, such L/C Issuer. Upon any failure by the Borrower to pay any Reimbursement Obligation at the time required on the date due, as set forth in Section 1.3(c) above, or if an L/C Issuer is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives a request from the applicable L/C Issuer to such effect, if such request is received before 1:00 p.m. (Chicago time), or not later than the following Business Day, if such request is received after such time, pay to the Administrative Agent for the account of the applicable L/C Issuer an amount equal to its Revolver Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by such L/C Issuer to the date of such payment by such Participating Lender at a rate per annum equal to (i) from the date the related payment was made by such L/C Issuer to the date two (2) -6-

Business Days after payment by such Participating Lender is due hereunder, the Federal Funds Rate for each day and (ii) from the date two (2) Business Days after the date such payment is due from such Participating Lender to the date such payment is made by such Participating Lender, the Domestic Rate in effect for each such day. Each such Participating Lender shall thereafter be entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the applicable L/C Issuer retaining its Revolver Percentage as a Lender hereunder. The several obligations of the Participating Lenders to each L/C Issuer under this Section 1.3 shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever (except, without limiting the Borrower’s obligations under each Application, to the extent the Borrower is relieved from its obligation to reimburse an L/C Issuer for a drawing under a Letter of Credit because of such L/C Issuer’s gross negligence or willful misconduct, as determined by a final nonappealable court of competent jurisdiction in determining that documents received under the Letter of Credit comply with the terms thereof) and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Lender may have or have had against the Borrower, such L/C Issuer, any other Lender or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Revolving Credit Commitment of any Lender, and each payment by a Participating Lender under this Section 1.3 shall be made without any offset, abatement, withholding or reduction whatsoever. The Administrative Agent shall be entitled to offset amounts received for the account of a Lender under this Agreement against unpaid amounts due from such Lender to an L/C Issuer hereunder (whether as fundings of participations, indemnities or otherwise), but shall not be entitled to offset against amounts owed to an L/C Issuer by any Lender arising outside this Agreement. (e) Obligations Absolute. The Borrower’s obligation to reimburse L/C Obligations as provided in subsection (c) of this Section 1.3 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the relevant Application under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 1.3(e), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders, or any L/C Issuer shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such L/C Issuer; provided that the foregoing shall not be construed to excuse an L/C Issuer from liability to the -7-

Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an L/C Issuer (as determined by a court of competent jurisdiction by a final and nonappealable judgment), such L/C Issuer shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable L/C Issuer may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (f) Manner of Requesting a Letter of Credit. The Borrower shall provide at least five (5) Business Days’ advance written notice to the Administrative Agent and the applicable L/C Issuer (or such shorter period of time agreed to by the applicable L/C Issuer) of each request for the issuance of a Letter of Credit, such notice in each case to be accompanied by an Application for such Letter of Credit properly completed and executed by the Borrower and, in the case of an extension or amendment or an increase in the amount of a Letter of Credit, a written request therefor, in a form acceptable to the Administrative Agent and the applicable L/C Issuer, in each case, together with the fees called for by this Agreement. The applicable L/C Issuer shall be entitled to assume that the conditions precedent to any such issuance, extension, amendment or increase have been satisfied unless notified to the contrary by the Administrative Agent or the Required Lenders, and such L/C Issuer shall promptly notify the Administrative Agent and the Lenders of the issuance of the Letter of Credit so requested. (g) Replacement of an L/C Issuer . Any L/C Issuer may be replaced at any time by written agreement among the Parent, the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. The Administrative Agent shall notify the Lenders of any such replacement of an L/C Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer. From and after the effective date of any such replacement (i) the successor L/C Issuer shall have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to refer to such successor or to any previous L/C Issuer, or to such successor and all previous L/C Issuers, as the context shall require. After the replacement of a L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of a L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for -8-

Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit. Section 1.4. Applicable Interest Rates . (a) Domestic Rate Loans. Each Domestic Rate Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 365 or 366 days, as applicable, and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Eurocurrency Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Domestic Rate from time to time in effect, payable on the last day of its Interest Period and at maturity (whether by acceleration or otherwise). (b) Eurocurrency Loans. Each Eurocurrency Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed except for Eurocurrency Loans denominated in Pounds Sterling which shall be computed on the basis of a year of 365 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued, or created by conversion from a Domestic Rate Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted LIBOR applicable for such Interest Period, payable on the last day of the Interest Period and at maturity (whether by acceleration or otherwise), and, if the applicable Interest Period is longer than three months, on each day occurring every three months after the commencement of such Interest Period. (c) Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Loans, and a reasonable determination thereof by the Administrative Agent shall be conclusive and binding except in the case of manifest error or willful misconduct. The Original Dollar Amount of each Eurocurrency Loan denominated in an Alternative Currency shall be determined or redetermined, as applicable, effective as of the first day of each Interest Period applicable to such Loan. Section 1.5. Minimum Borrowing Amounts . Each Borrowing of Domestic Rate Loans advanced under a Facility (other than Swingline Loans, which are subject to Section 1.2 hereof) shall be in an amount not less than $1,000,000 and in integral multiples of $100,000. Each Borrowing of Eurocurrency Loans advanced under a Facility shall be in an amount not less than an Original Dollar Amount of $3,000,000 and in integral multiples of 100,000 units of the relevant currency as would have the Original Dollar Amount most closely approximating $100,000 or an integral multiple thereof. Section 1.6. Manner of Borrowing Loans and Designating Interest Rates Applicable to Loans . (a) Notice to the Administrative Agent . The Borrower shall give notice to the Administrative Agent by no later than (i) 12:00 noon (Chicago time) at least four (4) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Eurocurrency Loans denominated in an Alternative Currency, (ii) 12:00 noon (Chicago time) at least three (3) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Eurocurrency Loans denominated in U.S. Dollars and (iii) 12:00 noon -9-

(Chicago time) on the date on which the Borrower requests the Lenders to advance a Borrowing of Domestic Rate Loans. The Loans included in each Borrowing shall bear interest initially at the type of rate specified in such notice of a new Borrowing. Thereafter, subject to the terms and conditions hereof, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing or, subject to the minimum amount requirement for each outstanding Borrowing contained in Section 1.5 hereof, a portion thereof, as follows: (i) if such Borrowing is of Eurocurrency Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as Eurocurrency Loans for an Interest Period or Interest Periods specified by the Borrower or, if such Eurocurrency Loan is denominated in U.S. Dollars, convert part or all of such Borrowing into Domestic Rate Loans, (ii) if such Borrowing is of Domestic Rate Loans, on any Business Day, the Borrower may convert all or part of such Borrowing into Eurocurrency Loans denominated in U.S. Dollars for an Interest Period or Interest Periods specified by the Borrower. The Borrower shall give all such notices requesting the advance, continuation, or conversion of a Borrowing to the Administrative Agent by telephone, telecopy or other telecommunication device acceptable to the Administrative Agent (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing in a manner acceptable to the Administrative Agent), substantially in the form attached hereto as Exhibit A (Notice of Borrowing) or Exhibit B (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Administrative Agent. Notices of the continuation of a Borrowing of Eurocurrency Loans denominated in U.S. Dollars for an additional Interest Period or of the conversion of part or all of a Borrowing of Eurocurrency Loans denominated in U.S. Dollars into Domestic Rate Loans or of Domestic Rate Loans into Eurocurrency Loans must be given by no later than 12:00 noon (Chicago time) at least three (3) Business Days before the date of the requested continuation or conversion. Notices of the continuation of a Borrowing of Eurocurrency Loans denominated in an Alternative Currency must be given no later than 12:00 noon (Chicago time) at least four (4) Business Days before the requested continuation. All such notices concerning the advance, continuation, or conversion of a Borrowing shall specify the date of the requested advance, continuation or conversion of a Borrowing (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued, or converted, the type of Loans to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of Eurocurrency Loans, the currency and Interest Period applicable thereto. Upon notice to the Borrower by the Administrative Agent, acting at the request or with the consent of the Required Lenders (or, in the case of an Event of Default under Section 8.1(f) or 8.1(g) hereof with respect to the Borrower or Parent, without notice), no Borrowing of Eurocurrency Loans shall be advanced, continued, or created by conversion if any Default or Event of Default then exists "" The Borrower agrees that the Administrative Agent may rely on any such telephonic, telecopy or other telecommunication notice given by any person the Administrative Agent in good faith believes is an Authorized Representative without the necessity of independent investigation, and in the event any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon. (b) Notice to the Lenders . The Administrative Agent shall give prompt telecopy or other telecommunication notice to each Lender of any notice from the Borrower received pursuant to Section 1.6(a) above. The Administrative Agent shall give notice to the Borrower and each Lender by like means of the interest rate applicable to each Borrowing of Eurocurrency -10-

Loans and, if such Borrowing is denominated in an Alternative Currency, shall give notice by such means to the Borrower and each Lender of the Original Dollar Amount thereof. (c) Borrower’s Failure to Notify . Any outstanding Borrowing of Domestic Rate Loans shall, subject to Section 6.2 hereof, automatically be continued for an additional Interest Period on the last day of its then current Interest Period unless the Borrower has notified the Administrative Agent within the period required by Section 1.6(a) hereof that it intends to convert such Borrowing into a Borrowing of Eurocurrency Loans or notifies the Administrative Agent within the period required by Section 1.9(a) hereof that it intends to prepay such Borrowing. If the Borrower fails to give notice pursuant to Section 1.6(a) hereof of the continuation or conversion of any outstanding principal amount of a Borrowing of Eurocurrency Loans denominated in U.S. Dollars before the last day of its then current Interest Period within the period required by Section 1.6(a) hereof and has not notified the Administrative Agent within the period required by Section 1.9(a) hereof that it intends to prepay such Borrowing, such Borrowing shall automatically be converted into a Borrowing of Domestic Rate Loans, subject to Section 6.2 hereof. If the Borrower fails to give notice pursuant to Section 1.6(a) above of the continuation of any outstanding principal amount of a Borrowing of Eurocurrency Loans denominated in an Alternative Currency before the last day of its then current Interest Period within the period required by Section 1.6(a) hereof and has not notified the Administrative Agent within the period required by Section 1.9(a) hereof that it intends to prepay such Borrowing, such Borrowing shall automatically be continued as a Borrowing of Eurocurrency Loans in the same Alternative Currency with an Interest Period of one month, subject to Section 6.2 hereof, including the application of Section 1.4 hereof and of the restrictions contained in the definition of Interest Period. (d) Disbursement of Loans . Not later than 11:00 a.m. (Chicago time) on the date of any requested advance of a new Borrowing of Eurocurrency Loans, and not later than 2:00 p.m. (Chicago time) on the date of any requested advance of a new Borrowing of Domestic Rate Loans (other than Domestic Rate Loans the proceeds of which are used to repay Swingline Loans), subject to Section 6 hereof, each Lender shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of the Administrative Agent in Chicago, Illinois, except that if such Borrowing is denominated in an Alternative Currency each Lender shall, subject to Section 1.4(c) and Section 6 hereof, make available its Loan comprising part of such Borrowing at such office as the Administrative Agent has previously specified in a notice to each Lender, in such funds as are then customary for the settlement of international transactions in such currency and no later than such local time as is necessary for such funds to be received and transferred to the Borrower for same day value on the date of the Borrowing. The Administrative Agent shall make available to the Borrower Loans denominated in U.S. Dollars at the Administrative Agent’s principal office in Chicago, Illinois and Loans denominated in Alternative Currencies at such office as the Administrative Agent has previously agreed to with the Borrower, in each case in the type of funds received by the Administrative Agent from the Lenders. (e) Administrative Agent Reliance on Lender Funding. Unless the Administrative Agent shall have been notified by a Lender before the date or, in the case of a Borrowing of Domestic Rate Loans prior to 1:00 p.m. (Chicago time) on the date, on which such Lender is -11-

scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such Lender has made such payment when due and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, pay to the Administrative Agent the amount made available to the Borrower attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent at a rate per annum equal to (i) from the date the related advance was made by the Administrative Agent to the date two (2) Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day or, in the case of a Loan denominated in an Alternative Currency, the cost to the Administrative Agent of funding the amount it advanced to fund such Lender’s Loan, as determined by the Administrative Agent and (ii) from the date two (2) Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Domestic Rate in effect for each such day or, in the case of a Loan denominated in an Alternative Currency, the rate established by Section 1.10(b) hereof for Eurocurrency Loans denominated in such currency. If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, repay to the Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Loan under Section 1.12 hereof, so that the Borrower will have no liability under such Section with respect to such payment. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. Section 1.7. Interest Periods . As provided in Sections 1.2(d) and 1.6(a) hereof, at the time of each request to advance, continue, or create by conversion a Borrowing of Eurocurrency Loans or Swingline Loans, as applicable, the Borrower shall select an Interest Period applicable to such Loans from among the available options. The term “Interest Period” means the period commencing on the date a Borrowing of Loans is advanced, continued, or created by conversion and ending: (a) in the case of Domestic Rate Loans, on the last day of the calendar quarter in which such Borrowing is advanced, continued, or created by conversion (or on the last day of the following quarter if such Loan is advanced, continued or created by conversion on the last day of a calendar quarter), (b) in the case of Eurocurrency Loans, 1, 2, 3, 6, or, if available to all the Lenders, 12 months thereafter, and (c) in the case of Swingline Loans, on the date, as the Borrower may select, one (1) to five (5) days thereafter; provided, however, that: (a) any Interest Period for a Borrowing of Loans consisting of Domestic Rate Loans that otherwise would end after the Termination Date shall end on the Termination Date; (b) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an -12-

Interest Period for a Borrowing of Eurocurrency Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; (c) for purposes of determining an Interest Period for a Borrowing of Eurocurrency Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however , that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end; and (d) no Interest Period with respect to any portion of the Term Loans shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal on such Term Loans, as applicable, unless the sum of (a) the aggregate principal amount of such Term Loans, as applicable, that are Domestic Rate Loans plus (b) the aggregate principal amount of such Term Loans, as applicable, that are Eurocurrency Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount to be paid on the such Term Loans, as applicable, on such payment date. Section 1.8. Maturity of Loans . Each Revolving Loan shall mature and become due and payable by the Borrower on the Termination Date. Each Swingline Loan shall mature and become due and payable on the earlier of (i) the last day of its Interest Period and (ii) the Termination Date. Section 1.9. Prepayments . (a) Optional . The Borrower may prepay without premium or penalty and in whole or in part (but, if in part, then: (i) if such Borrowing is of Domestic Rate Loans, in an amount not less than $500,000, (ii) if such Borrowing is of Eurocurrency Loans denominated in U.S. Dollars, in an amount not less than $1,000,000, (iii) if such Borrowing is denominated in an Alternative Currency, an amount for which the U.S. Dollar Equivalent is not less than $1,000,000 and (iv) in an amount such that the minimum amount required for a Borrowing pursuant to Section 1.5 hereof remains outstanding) any Borrowing of Eurocurrency Loans upon three (3) (or, if such Borrowing is denominated in a Alternative Currency four (4)) Business Day’s prior notice to the Administrative Agent or, in the case of a Borrowing of Domestic Rate Loans, notice delivered to the Administrative Agent no later than 12:00 noon (Chicago time) on the date of prepayment, such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of a prepayment of a Eurocurrency Loan, accrued interest thereon to the date fixed for prepayment; provided that in the case of any such prepayment of any Term Loans, Swingline Loans or Eurocurrency Loans, such prepayment shall be accompanied by accrued interest thereon to the date fixed for prepayment plus amounts owing under Section 1.12 hereof; provided further that any amounts not repaid on the date fixed for prepayment shall be converted (subject to Sections 1.5 and 6.2 hereof) into a Borrowing of Domestic Rate Loans. The Administrative Agent will promptly advise each Lender of any such prepayment notice it receives from the Borrower. -13-

(b) Mandatory . (i) If on any March 31, June 30, September 30 or December 31 occurring after the date hereof the sum of (a) the U.S. Dollar Equivalent of all outstanding Revolving Loans hereunder, (b) the aggregate Original Dollar Amount of all outstanding Swingline Loans hereunder, and (c) the U.S. Dollar Equivalent of all L/C Obligations exceeds the Revolving Credit Commitments as then in effect, the Borrower shall immediately prepay Revolving Loans and, if necessary, prefund L/C Obligations in an aggregate amount such that after giving effect thereto the sum of (A) the U.S. Dollar Equivalent of all outstanding Revolving Loans hereunder, (B) the aggregate Original Dollar Amount of all outstanding Swingline Loans hereunder, and (C) the U.S. Dollar Equivalent of all outstanding L/C Obligations is less than or equal to the Revolving Credit Commitments as then in effect. (ii) The Borrower shall, on each date the Revolving Credit Commitments are reduced pursuant to Section 1.13 hereof, prepay the Revolving Loans and, if necessary, prefund the L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate Original Dollar Amount of all Revolving Loans and Swingline Loans and U.S. Dollar Equivalent of all L/C Obligations then outstanding to the amount to which the Revolving Credit Commitments have been so reduced. (c) Term Loans . No amount of the Term Loans paid or prepaid may be reborrowed, and, in the case of any partial prepayment, such prepayment shall be applied to the remaining payments on the relevant Loans as set forth in the applicable Incremental Amendment. Section 1.10. Default Rate . Notwithstanding anything to the contrary contained herein, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to: (a) for any Domestic Rate Loan, the sum of two percent (2%) plus the Domestic Rate from time to time in effect plus the Applicable Margin for Domestic Rate Loans; (b) for any Eurocurrency Loan, the sum of two percent (2%) plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, if such Loan is denominated in U.S. Dollars, at a rate per annum equal to the sum of two percent (2%) plus the Domestic Rate from time to time in effect plus the Applicable Margin for Domestic Rate Loans or, if such Loan is denominated in an Alternative Currency, at a rate per annum equal to the sum of the Eurocurrency Margin, plus two percent (2%) plus the rate of interest per annum as determined by the Administrative Agent (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) at which overnight or weekend deposits (or, if such amount due remains unpaid more than three Business Days, then for such other period of time not longer than one month as the Administrative Agent may elect in its absolute discretion) of the relevant Alternative Currency for delivery in immediately available and freely transferable funds would be offered by the Administrative Agent to major banks in the interbank market upon request of such major banks for the applicable period as determined above and in an amount comparable to the -14-

unpaid principal amount of any such Eurocurrency Loan (or, if the Administrative Agent is not placing deposits in such currency in the interbank market, then the Administrative Agent’s cost of funds in such currency for such period); (c) for any Swingline Loan, the sum of 2% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to 2% plus the Applicable Margin for Domestic Rate Loans plus the Domestic Rate from time to time in effect; (d) for any Reimbursement Obligation, the sum of 2.0% plus the amounts due under Section 1.3 hereof with respect to such Reimbursement Obligation; (e) for any Letter of Credit, the sum of 2.0% plus the letter of credit fee due under Section 2.1 hereof with respect to such Letter of Credit; and (f) for any other amount owing hereunder not covered by clauses (a) through (e) above, the sum of 2% plus the Applicable Margin plus the Domestic Rate from time to time in effect. provided, however, that in the absence of acceleration, any adjustments pursuant to this Section 1.10 shall be made at the election of the Administrative Agent, acting at the request or with the consent of the Required Lenders, with written notice to the Borrower. While any Event of Default exists or after acceleration, interest shall be paid on demand of the Administrative Agent at the request or with the consent of the Required Lenders. Section 1.11. Evidence of Indebtedness; Notes . (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (b) The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (c) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof. (c) The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms. (d) Any Lender may request that its Loans be evidenced by a Note or Notes. In such event, the Borrower shall prepare, execute and deliver to such Lender a Note or Notes payable to the order of such Lender in a form supplied by the Administrative Agent and reasonably -15-

acceptable to the Borrower. Thereafter, the Loans evidenced by such Note or Notes and interest thereon shall at all times (including after any assignment pursuant to Section 12.12 hereof) be represented by one or more Notes payable to the payee named therein or any registered assignee permitted pursuant to Section 12.12 hereof except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in subsections (a) and (b) above. Section 1.12. Funding Indemnity . If any Lender shall incur any loss, cost or expense (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any Eurocurrency Loan or Swingline Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender) as a result of: (a) any payment, prepayment or conversion of a Eurocurrency Loan or Swingline Loan on a date other than the last day of its Interest Period, (b) any failure (because of a failure to meet the conditions of Section 6 hereof or otherwise) by the Borrower to borrow or continue a Eurocurrency Loan or Swingline Loan, or to convert a Domestic Rate Loan into a Eurocurrency Loan, on the date specified in a notice given pursuant to Section 1.6(a) hereof or established pursuant to Section 1.6(c) hereof, (c) any failure by the Borrower to make any payment of principal on any Eurocurrency Loan or Swingline Loan when due (whether by acceleration or otherwise), or (d) any acceleration of the maturity of a Eurocurrency Loan or Swingline Loan as a result of the occurrence of any Event of Default hereunder, then, upon the demand of such Lender, the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to the Borrower, with a copy to the Administrative Agent, a certificate executed by an officer of such Lender setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such certificate if reasonably calculated shall be conclusive absent manifest error. Section 1.13. Commitment Terminations . (a) The Borrower shall have the right at any time and from time to time, upon five (5) Business Days’ prior written notice to the Administrative Agent (or such shorter period of time agreed by the Administrative Agent), to terminate the Revolving Credit Commitments without premium or penalty, in whole or in part, any partial termination to be in an amount not less than $5,000,000, provided that the Revolving Credit Commitments may not be reduced to an amount less than the sum of the Original Dollar Amount of all Revolving Loans and Swingline Loans and the U.S. Dollar Equivalent of all L/C Obligations then outstanding. The Borrower shall have the right at any time and from time to time, by notice to the Administrative Agent, to reduce or terminate the L/C Sublimit without -16-

premium or penalty, in whole or in part ; provided that the L/C Sublimit may not be reduced to an amount less than the U.S. Dollar Equivalent of all L/C Obligations then outstanding. The Borrower shall have the right at any time and from time to time, by notice to the Administrative Agent, to reduce or terminate the Swingline Sublimit without premium or penalty, in whole or in part; provided that the Swingline Sublimit may not be reduced to an amount less than the aggregate principal amount of the Swingline Loans then outstanding. Any such termination of the L/C Sublimit or the Swingline Sublimit shall not reduce the Revolving Credit Commitments unless the Borrower elects to do so in the manner provided above. (b) The Administrative Agent shall give prompt notice to each Lender pursuant to this Section 1.13 of any termination of Revolving Credit Commitments. Any such termination of Revolving Credit Commitments (i) shall be allocated ratably among the Lenders in proportion to their respective Revolver Percentages and (ii) may not be reinstated. Any termination of the Revolving Credit Commitments to an aggregate amount less than the L/C Sublimit then in effect shall reduce the L/C Sublimit to an amount equal to the Revolving Credit Commitments. Any termination of the Revolving Credit Commitments to an aggregate amount less than the Swingline Sublimit then in effect shall reduce the Swingline Sublimit to an amount equal to the Revolving Credit Commitments. Section 1.14. Substitution of Lenders . In the event (a) the Borrower receives a claim from any Lender for compensation under Section 9.3 or 12.1 hereof, (b) the Borrower receives notice from any Lender of any illegality pursuant to Section 9.1 hereof, (c) any Lender is then a Defaulting Lender, or (d) a Lender fails to consent to an amendment or waiver requested under Section 12.13 hereof at a time when the Required Lenders have approved such amendment or waiver (any such Lender referred to in clause (a), (b), (c), or (d) above being hereinafter referred to as an “Affected Lender” ), the Borrower may, in addition to any other rights the Borrower may have hereunder or under applicable law, require, at its expense, any such Affected Lender to assign, at par plus accrued interest and fees, without recourse, all of its interest, rights, and obligations hereunder (including all of its Revolving Credit Commitment and the Loans and participation interests in Letters of Credit and Swingline Loans and other amounts at any time owing to it hereunder and the other Credit Documents but excluding its existing rights to payments pursuant to Section 9.3, Section 12.1 or Section 12.15 hereof) to an Eligible Assignee specified by the Borrower, provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.12 hereof; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in L/C Obligations and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including all amounts under Sections 9.3 and 12.1 hereof and any amounts under Section 12.15 hereof and any amounts under Section 1.12 hereof as if the Loans owing to it were prepaid rather than assigned) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); -17-

(iii) in the case of any such assignment resulting from a claim for compensation under Section 9.3 hereof or payments required to be made pursuant to Section 12.1 hereof, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Section 1.15. Increase in Revolving Credit Commitments and New Term Loans . The Borrower may, on any Business Day after the Effective Date and prior to the Termination Date (without the consent of any Lender) increase the aggregate amount of the Revolving Credit Commitments and/or borrow one or more term loans under this Agreement (the “New Term Loans” ) by delivering an Increase Request substantially in the form attached hereto as Exhibit F (or in such other form reasonably acceptable to the Administrative Agent) to the Administrative Agent at least five (5) Business Days prior to the desired effective date of such increase of the Revolving Credit Commitments or the making of such new term loan(s) (each an “Increase” ). The Increase Request shall identify additional Lenders (which additional Lenders shall be subject to the consents and the other restrictions, in each case, as set forth in Section 12.12 hereof to the same extent as if such additional Lenders were an assignee hereunder) and/or increased Revolving Credit Commitments or New Term Loans of existing Lender(s) and the amount of each such Lender’s Revolving Credit Commitment or New Term Loan commitment, as applicable; provided, however , that: (i) the aggregate amount of all Increases in respect of the Revolving Credit Commitments plus the aggregate principal amount of all Increases in respect of New Term Loans shall not exceed the sum of $1,000,000,000 plus the aggregate amount of any prepayment or repayment of New Term Loans; provided, further that the amount of any such Increase in respect of (x) additional Revolving Credit Commitments shall be in an amount not less than $10,000,000 (or such lesser amount then agreed to by the Administrative Agent) and (y) New Term Loans shall be in an amount not less than $20,000,000 (or such lesser amount then agreed to by the Administrative Agent), (ii) no Default or Event of Default has occurred and is continuing immediately prior to, or after giving effect to the Revolving Loans or New Term Loans made pursuant to such Increase, subject to the provisions of Section 4.4 hereof in the case of any New Term Loan the proceeds of which will be used to finance a Limited Condition Acquisition, -18-

(iii) all representations and warranties contained in Section 5 hereof shall be true and correct at the time of such request and on the effective date of such Increase, subject to the provisions of Section 4.4 hereof in the case of any New Term Loan the proceeds of which will be used to finance a Limited Condition Acquisition, (iv) prior to the effectiveness of any Increase, the Administrative Agent shall have received a copy, certified by the secretary or assistant secretary of the Parent, of resolutions of the Parent’s board of directors authorizing the amount of such Increase, (v) in the case of a New Term Loan, the Borrower and its Subsidiaries will be in pro forma compliance (after giving effect to such New Term Loan) with all financial covenants specified in Section 7.15 and 7.16 hereof as of the last day of the most recently completed calendar quarter for which financial statements are available, subject to the provisions of Section 4.4 hereof in the case of any New Term Loan the proceeds of which will be used to finance a Limited Condition Acquisition, (vi) in the case of an Increase in the aggregate Revolving Credit Commitments, the Borrower shall not have terminated any portion of the Revolving Credit Commitments pursuant to Section 1.13 hereof, and (vii) the proceeds of any Borrowing of an Increase shall be used solely as provided in Section 7.10 hereof. The effective date (the “Increase Date” ) of the Increase shall be the date the New Term Loans are funded or the Revolving Credit Commitments are increased. With respect to an Increase in the Revolving Credit Commitments as described above, on the Increase Date, the new Lender(s) (or, if applicable, existing Lender(s)) with a Revolving Credit Commitment shall advance Revolving Loans, as applicable, in an amount sufficient such that after giving effect to such advance(s) or loan(s) and the prepayment of Loans by any Lender(s) whose Revolving Credit Commitment is not increased, each Lender shall have outstanding its Revolver Percentage of Revolving Loans, as applicable. It shall be a condition to such effectiveness that if any Eurocurrency Loans are outstanding under the Revolving Credit on the date of such effectiveness of an Increase in the Revolving Credit Commitments, such Eurocurrency Loans shall be deemed to be prepaid on such date (to the minimum extent necessary to allocate such outstanding Eurocurrency Loans in accordance with the Revolver Percentage of each Lender after giving effect to the related Increase) and the Borrower shall pay any amounts owing to the Lenders pursuant to Section 1.12 hereof. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent relating to any Increase in accordance with Section 12.15 hereof. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to increase its Revolving Credit Commitment or make a New Term Loan and no Lender’s Revolving Credit Commitment shall be increased without its written consent thereto, and each Lender may at its option, unconditionally and without cause, decline to increase its Revolving Credit Commitment or make New Term Loans. For the avoidance of doubt, all Revolving Loans made pursuant to an Increase, and the Revolving Credit Commitments in connection therewith, shall be made on and subject to the terms and conditions applicable to all other Revolving Loans and Revolving Credit Commitments hereunder. -19-

The New Term Loans (a) shall have a final maturity date no earlier than the Termination Date, provided that, at the election of the Borrower, New Term Loans in an aggregate principal amount not to exceed $500,000,000 at any one time outstanding shall not be subject to this clause (a), (b) shall amortize as agreed between the Borrower and the Lenders providing such New Term Loan, and (c) shall otherwise be made on and subject to terms, taken as a whole, not materially more favorable to the Lenders advancing the New Term Loans (other than in connection with pricing, fees, scheduled amortization and customary mandatory prepayment terms) than those applicable to the Revolving Loans, provided that delivery to the Administrative Agent at least five Business Days prior to the incurrence of such New Term Loan (or, at the option of the Borrower, five Business Days prior to the execution of a commitment letter or engagement letter with respect to a New Term Loan) of a certificate from a Responsible Officer (together with a reasonably detailed description of the material terms and conditions of such New Term Loan or drafts of the documentation relating thereto) certifying that the Borrower has determined in good faith that such terms and conditions comply with clause (c) above shall be conclusive evidence that such terms and conditions comply with clause (c) above unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees). The Borrower may request from the Administrative Agent confirmation that the New Term Loans comply with clause (c) above by delivering to the Administrative Agent a certificate from a Responsible Officer to the effect that the terms of the New Term Loans comply with clause (c) above together with a substantially final draft of the Incremental Amendment referred to below. Commitments in respect of New Term Loans shall become effective under this Agreement pursuant to an Increase Request and, if necessary, an amendment (an “Incremental Amendment” ) to this Agreement and, as appropriate, the other Credit Documents, executed by the Borrower and Guarantors, each Lender agreeing to provide such New Term Loan, each additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 1.15. The Lenders hereby authorize the Administrative Agent to execute such other documents, instruments and agreements as may be necessary in the reasonable opinion of the Administrative Agent to give effect to the Incremental Amendment. Section 1.16. Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments . Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 12.13 hereof. -20-

(ii) Defaulting Lender Waterfall . Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8 hereof or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.7 hereof shall be applied at such time or times as may be determined by the Administrative Agent as follows: first , to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second , to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any L/C Issuer or the Swingline Lender hereunder; third , to Cash Collateralize each L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 1.17 hereof; fourth , as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth , if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize each L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 1.3 hereof; sixth , to the payment of any amounts owing to the Lenders, any L/C Issuer or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh , so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth , to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 6.2 hereof were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with their Percentages without giving effect to Section 1.16(a)(iv) hereof. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 1.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees . (A) Each Defaulting Lender shall be entitled to receive a facility fee pursuant to Section 2.1(a) hereof for any period during which that Lender is a -21-

Defaulting Lender only to extent allocable to the sum of (1) the outstanding principal amount of the Revolving Loans funded by it, and (2) its Revolver Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 1.17 hereof. " (B) Each Defaulting Lender shall be entitled to receive a letter of credit participation fee pursuant to Section 2.1(b) hereof for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolver Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 1.17 hereof. (C) With respect to any facility fee or letter of credit participation fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the applicable L/C Issuer and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure . All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolver Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that (x) the conditions set forth in Section 6.2 hereof are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Loans and interests in L/C Obligations and Swingline Loans of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 12.29 hereof, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral; Repayment of Swingline Loans . If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize each L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 1.17 hereof. -22-

(b) Defaulting Lender Cure . If the Borrower, the Administrative Agent, the Swingline Lender and the L/C Issuers agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent promptly will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with their respective Percentages (without giving effect to Section 1.16(a)(iv) hereof), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided , further , that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Letters of Credit . So long as any Lender is a Defaulting Lender, no L/C Issuer shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. Section 1.17. Cash Collateral for Fronting Exposure At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or any L/C Issuer (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize each L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 1.16(a)(iv) hereof and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (a) Grant of Security Interest . Each of the Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the applicable L/C Issuer, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for such Defaulting Lender’s obligation to fund participations in respect of L/C Obligations, to be applied pursuant to clause (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the applicable L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower shall, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by such Defaulting Lender). (b) Application . Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 1.17 or Section 1.16 hereof in respect of Letters of Credit shall be applied to the satisfaction of such Defaulting Lender’s obligation to fund participations in respect of L/C Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so -23-

provided, prior to any other application of such property as may otherwise be provided for herein. (c) Termination of Requirement . Cash Collateral (or the appropriate portion thereof) provided to reduce an L/C Issuer’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 1.17 following (A) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (B) the determination by the Administrative Agent and the applicable L/C Issuer that there exists excess Cash Collateral; provided that the Person providing Cash Collateral and the applicable L/C Issuer may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. So long as no Default or Event of Default shall have occurred and be continuing, upon determining that Cash Collateral shall no longer be required to be provided under this Section 1.17 or that excess Cash Collateral exists, upon the Borrower's request, the Administrative Agent shall promptly return the Cash Collateral (or excess portion) to the Borrower. SECTION 2. FEES . Section 2.1. Fees . (a) Facility Fee. For the period from the Effective Date to and including the Termination Date, the Borrower shall pay to the Administrative Agent for the ratable account of the Lenders in accordance with their Revolver Percentages a facility fee (the “Facility Fee” ) on the average daily Revolving Credit Commitments, regardless of usage, at a rate per annum equal to the applicable Facility Fee in the definition of Applicable Margin; provided that if any Lender continues to have outstanding Revolving Loans, Swingline Loans or L/C Obligations (including participations therein) after its Revolving Credit Commitment terminates, then the Facility Fee shall continue to accrue on the daily amount of such Lender’s outstanding Revolving Loans, Swingline Loans and L/C Obligations (including participations therein). Accrued Facility Fees shall be due and payable in arrears on June 30, 2016, on the last day of each calendar quarter thereafter and on the Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the fee for the period to but not including the date of such termination shall be paid in whole on the date of such termination; provided that any Facility Fee accruing after the date the Revolving Credit Commitments terminate shall be payable on demand. (b) Letter of Credit Fees. On the date of issuance or extension, or increase in the amount, of any Letter of Credit pursuant to Section 1.3 hereof, the Borrower shall pay to the applicable L/C Issuer for its own account a fronting fee equal to 0.125% of the face amount of (or of the increase in the face amount of) such Letter of Credit. Quarterly in arrears, on the last day of each calendar quarter, commencing on June 30, 2016, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders in accordance with their Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin in effect during each day of such quarter applied to the daily average U.S. Dollar Equivalent of the face amount of Letters of Credit outstanding during such quarter. In addition, the Borrower shall pay to the applicable L/C Issuer for its own account such L/C Issuer’s standard issuance, drawing, negotiation, amendment, assignment, and other administrative fees for each Letter of Credit as established by such L/C Issuer from time to time. -24-

(c) Administrative Agent Fees . The Borrower shall pay to the Administrative Agent the fees agreed to between the Administrative Agent and the Parent in writing from time to time. (d) Fee Calculations . All fees payable under Sections 2.1(a) and (b) hereof shall be computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed. SECTION 3. PLACE AND APPLICATION OF PAYMENTS . Section 3.1. Place and Application of Payments . All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other amounts payable by the Borrower under this Agreement, shall be made by the Borrower to the Administrative Agent by no later than 12:00 Noon noon (Chicago time) on the due date thereof at the principal office of the Administrative Agent in Chicago, Illinois (or such other location in the State of Illinois as the Administrative Agent may designate to the Borrower) or, if such payment is to be made in an Alternative Currency, no later than 12:00 Noon noon local time at the place of payment to such office as the Administrative Agent has previously specified in a notice to the Borrower for the benefit of the Person or Persons entitled thereto. Any payments received after such time shall be deemed to have been received by the Administrative Agent on the next Business Day. All such payments shall be made (i) in U.S. Dollars, in immediately available funds at the place of payment, or (ii) in the case of amounts payable hereunder in an Alternative Currency, in such Alternative Currency in such funds then customary for the settlement of international transactions in such currency, in each case without setoff or counterclaim. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans and on Reimbursement Obligations in which the Lenders have purchased Participating Interests or facility fees ratably to the Lenders and like funds relating to the payment of any other amount payable to any Person to such Person, in each case to be applied in accordance with the terms of this Agreement. If the Administrative Agent causes amounts to be distributed to the Lenders in reliance upon the assumption that the Borrower will make a scheduled payment and such scheduled payment is not so made, each Lender shall, on demand, repay to the Administrative Agent the amount distributed to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was distributed to such Lender and ending on (but excluding) the date such Lender repays such amount to the Administrative Agent, at a rate per annum equal to: (i) from the date the distribution was made to the date two (2) Business Days after payment by such Lender is due hereunder, (x) if such scheduled payment was to be made in U.S. Dollars, the Federal Funds Rate for each such day and (y) if such scheduled payment was to be made in an Alternative Currency, at the rate of interest per annum as determined by the Administrative Agent at which overnight or weekend deposits in the relevant currency for delivery of immediately available and freely transferable funds are offered by the Person serving as Administrative Agent to major banks in the interbank market for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, (x) if such scheduled payment was to be made in U.S. Dollars, the Domestic Rate in effect for each such day and (y) if such scheduled payment was to be made in an Alternative Currency, the rate per annum established by Section 1.10(b) hereof for Eurocurrency Loans denominated in such currency. -25-

SECTION 4. DEFINITIONS ; INTERPRETATION . Section 4.1. Definitions . The following terms when used herein have the following meanings: “Account” is defined in Section 8.4(b) hereof. “Acquired Business” means the entity or assets acquired by the Parent or one of its Subsidiaries in an Acquisition. “Acquisition” means any transaction, or any series of related transactions, consummated after the Effective Date, by which the Parent or any of its Subsidiaries (i) acquires any business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise, (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or at least a majority of the partnership interests of any partnership or at least a majority interest in a joint venture or (iii) merges, consolidates or otherwise combines with another Person (other than a Person that is a Subsidiary or the Parent) provided that the Parent or the Subsidiary is the surviving entity or such surviving entity becomes a Subsidiary. “Act” is defined in Section 12.27 12.28 hereof. “Adjusted EBIT” means, for any period, Consolidated Net Income for such period plus all amounts deducted in arriving at such Consolidated Net Income for such period for (i) Interest Expense, (ii) federal, state and local income tax expense, (iii) all non-cash contributions or accruals to or with respect to deferred profit sharing or compensation, and (iv) Permitted Adjustments; provided that any amounts added to Consolidated Net Income pursuant to clause (iii) above for any period shall be deducted from Consolidated Net Income for the period, if ever, in which such amounts are paid in cash by the Parent or any of its Subsidiaries. “Adjusted EBITDA” means, for any period, Consolidated Net Income for such period plus all amounts deducted in arriving at such Consolidated Net Income for such period for (i) Interest Expense, (ii) federal, state and local income tax expense, (iii) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets on the books of the Parent and its Restricted Subsidiaries, (iv) all non-cash contributions or accruals to or with respect to deferred profit sharing or compensation, and (v) Permitted Adjustments; provided that any amounts added to Consolidated Net Income pursuant to clause (iv) above for any period shall be deducted from Consolidated Net Income for the period, if ever, in which such amounts are paid in cash by the Parent or any of its Subsidiaries. “Adjusted LIBOR” means, for any Borrowing of Eurocurrency Loans, a rate per annum determined in accordance with the following formula: -26-

Adjusted LIBOR = LIBOR___________ 1 - Eurocurrency Reserve Percentage Where, “LIBOR” means, for an Interest Period for a Borrowing of Eurocurrency Loans, the higher of (i) (a) the LIBOR Index Rate for such Interest Period, if such rate is available and can be determined, and (b) if the LIBOR Index Rate is not available and cannot be determined, the average rate of interest per annum (rounded upwards, if necessary, to the nearest one hundred-thousandth of a percentage point) at which deposits in U.S. Dollars or the relevant Alternative Currency, as appropriate, in immediately available funds are offered to the Person serving as the Administrative Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by major banks in the interbank eurocurrency market for delivery on the first day of and for a period equal to such Interest Period in an amount equal or comparable to the principal amount of the Eurocurrency Loan scheduled to be made by the Person serving as the Administrative Agent as part of such Borrowing and (ii) 0.00%. “LIBOR Index Rate” means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars or the relevant Alternative Currency, as appropriate, for a period equal to such Interest Period, which appears on the appropriate Reuters Page for such currency, as of 11:00 a.m. (London, England time) on the day two (2) Business Days before the commencement of such Interest Period. “Reuters Page” means the page designated on the Reuters Service (or on any successor or substitute page of such service, or any successor to or a publicly available substitute for such service, providing rate quotations comparable to those currently provided or, if not currently provided, previously provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in the London interbank market in the applicable currency). “Eurocurrency Reserve Percentage” means, for any Borrowing of Eurocurrency Loans, the daily average for the applicable Interest Period of the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any supplemental, marginal and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) on “eurocurrency liabilities” , as defined in such Board’s Regulation D (or in respect of any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Loans is determined or any category of extensions of credit or other assets that include loans by non-United States offices of any Lender to United States residents), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the Eurocurrency Loans shall be deemed to be “eurocurrency liabilities” as -27-

defined in such Regulation D without benefit or credit for any prorations, exemptions or offsets under such Regulation D. “Administrative Agent” means Bank of Montreal and any successor pursuant to Section 10.7 hereof. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Lender” is defined in Section 1.14 hereof. “Affiliate” means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, “control” (including, with their correlative meanings, “controlled by” and “under common control with” ) means possession, directly or indirectly, of power to direct or cause the direction of management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event for purposes of this definition: (i) any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and (ii) each director and executive officer of the Parent or any Subsidiary shall be deemed an Affiliate of the Parent and each Subsidiary. Notwithstanding the foregoing, in relation to The Royal National Westminster Bank of Scotland plc, the term “Affiliate” shall not include (i) the UK government or any member or instrumentality thereof, including Her Majesty's Treasury and UK Financial Investments Limited (or any directors, officers, employees or entities thereof) or (ii) any persons or entities controlled by or under common control with the UK government or any member or instrumentality thereof (including Her Majesty's Treasury and UK Financial Investments Limited) and which are not part of The Royal Bank of Scotland Group plc and its subsidiaries or subsidiary undertakings. “Agreement” means this Second Amended and Restated Multicurrency Credit Agreement, as the same amended by Amendment No. 1 and as may be further amended, modified, restated or supplemented from time to time pursuant to the terms hereof. “Alternative Currency” means any of Australian Dollars, Canadian Dollars, Euros, Hong Kong Dollars, Japanese Yen, Pound Sterling, and Swiss Francs, and any other currency approved by all the Lenders, in each case for so long as such currency is readily available to all the Lenders and is freely transferable and freely convertible to U.S. Dollars and the Reuters Monitor Money Rates Service (or any successor thereto or other service designated by the Administrative Agent) reports a LIBOR or applicable Currency Rate (or other benchmark designated by the Administrative Agent) for such currency for interest periods of one, two, three and six calendar months ; provided that if any Lender provides written notice to the Borrower (with a copy to the Administrative Agent) that any currency control or other exchange regulations are imposed in the country in which any such Alternative Currency is issued and that in the reasonable opinion of such Lender funding a Loan in such currency is impractical, then such currency shall cease to -28-

be an Alternative Currency hereunder until such time as all the Lenders reinstate such country's currency as an Alternative Currency.

"AML Laws" means all laws, rules, and regulations of any jurisdiction applicable to the Borrower, the Subsidiaries or any Guarantor from time to time concerning or relating to anti-money laundering.

"Amendment No. 1" means that certain Amendment No. 1 to Credit Agreement, dated as of May [ ], 2018, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

"Amendment No. 1 Effective Date" shall have the meaning set forth in Amendment No. 1.

"Anti-Corruption Laws" means all laws, rules, and regulations of any jurisdiction applicable to the Borrower, the Subsidiaries or any Guarantor from time to time concerning or relating to bribery or corruption.

"Applicable Margin" means, on any date with respect to the Loans, Reimbursement Obligations, and the Facility Fees and letter of credit fees payable under Section 2.1 hereof, the rates per annum determined in accordance with the following schedule as in effect on such date as determined pursuant to the provisions of the definition of Pricing Date:

LEVEL	APPLICABLE MARGIN FOR DOMESTIC RATE LOANS AND REIMBURSEMENT OBLIGATIONS	APPLICABLE MARGIN FOR EUROCURRENCY LOANS AND LETTER OF CREDIT FEE	FACILITY FEE
LEVEL I	0.000%	~~0.850~~0.775%	0.100%
LEVEL II	0.000%	~~0.925~~0.850%	~~0.125~~0.100%
LEVEL III	~~0.100~~0.000%	~~1.100~~0.900%	~~0.150~~0.100%
LEVEL IV	~~0.300~~0.000%	~~1.300~~1.000%	~~0.200~~0.150%
LEVEL V	~~0.500~~0.175%	~~1.500~~1.175%	~~0.250~~0.175%
~~LEVEL VI~~	~~0.750%~~	~~1.750%~~	~~0.300%~~

; *provided* that from the Amendment No. 1 Effective Date until the Pricing Date for the fiscal quarter of the Parent ending June 30, ~~2016,~~2018, the Borrower shall be in Level ~~II~~III.

"Application" is defined in Section 1.3(b) hereof.

"Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

"Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by

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Section 12.12 hereof), and accepted by the Administrative Agent, in substantially the form of Exhibit G or any other form approved by the Administrative Agent. “Authorized Representative” means those persons shown on the list of officers of the Borrower or Parent provided by the Borrower pursuant to Section 6.1(i) hereof, or on any updated such list provided by the Parent to the Administrative Agent, or any further or different officer of the Borrower or Parent so named by any Authorized Representative of the Parent in a written notice to the Administrative Agent. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bank Product Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, stored value cards, electronic funds transfer, supply chain financing arrangements and other cash management arrangements that is entered into by and between the Parent or any Subsidiary (other than a Mortgage Unrestricted Subsidiary) and any Bank Product Lender. “Bank Product Lender” means any Person that, (a) at the time it enters into a Bank Product Agreement, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent, or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Amendment No. 1 Effective Date), is a party to a Bank Product Agreement, in each case in its capacity as a party to such Bank Product Agreement. “Bank Product Obligations” means any and all obligations of the Parent and any Subsidiary (other than a Mortgage Unrestricted Subsidiary), whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with any Bank Product Agreement. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation ” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue -30-

Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” is defined in the introductory paragraph of this Agreement. “Borrowing” means the total of Loans and Swingline Loans, as applicable, of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Lenders under a Facility on a single date and for a single Interest Period. Borrowings of Loans are made and maintained ratably from each of the Lenders under a Facility according to their Percentages of such Facility. Borrowings of Swingline Loans are made by the Swingline Lender in accordance with the procedures set forth in Section 1.2 hereof. A Borrowing is “advanced” on the day Lenders advance funds comprising such Borrowing to the Borrower, is “continued” on the day a new Interest Period for the same type of Loans commences for such Borrowing, and is “converted” on the day such Borrowing is changed from one type of Loan to the other, all as requested by the Borrower pursuant to Section 1.6(a) hereof. “Business Day” means any day other than a Saturday or Sunday on which Lenders are not authorized or required to close in Chicago, Illinois and, if the applicable Business Day relates to the borrowing or payment of a Eurocurrency Loan or a Letter of Credit denominated in an Alternative Currency, on which banks are dealing in U.S. Dollar deposits or the relevant Alternative Currency in the interbank market in London, England and, if the applicable Business Day relates to the borrowing or payment of a Eurocurrency Loan denominated in an Alternative Currency, on which banks and foreign exchange markets are open for business in the city where disbursements of or payments on such Loan are to be made and, if such Alternative Currency is the Euro or any national currency of a nation that is a member of the European Economic and Monetary Union, which is a TARGET Settlement Day. “Capital Lease” means, subject to Section 4.3, at any date any lease of Property which, in accordance with GAAP, would be required to be capitalized on the balance sheet of the lessee. “Capitalized Lease Obligations” means, subject to Section 4.3, for any Person, the amount of such Person’s liabilities under Capital Leases determined at any date in accordance with GAAP. “Cash Collateralize” means, to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuers or Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances subject to a first priority perfected security interest in favor of the Administrative Agent or, if the Administrative Agent and the applicable L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and such L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. -31-

“Cash Flow Leverage Ratio” means as of the last day of any calendar quarter the ratio of the Total Funded Debt as of such day to Adjusted EBITDA for the four calendar quarters then ended. “Cash Interest Coverage Ratio” means as of the last day of any calendar quarter the ratio of Adjusted EBIT for the four calendar quarters then ended to Cash Interest Expense for the same four (4) calendar quarters then ended. “Cash Interest Expense” means, for any period, the sum of all cash interest charges of the Parent and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means at any time: (i) the Parent ceases to be the ultimate “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act” )) of at least 99% of the total voting power of the Voting Stock of the Borrower; (ii) any Person becomes the beneficial owner of securities of the Parent representing 30% or more of the then outstanding Voting Stock of the Parent; or (iii) during any period of twenty-four consecutive months beginning after the Effective Date, individuals who at the beginning of such period constitute the Board of Directors of the Parent (the “Board” ), together with any new director (other than a director designated by a person who has entered into an agreement with the Parent to effect a transaction described in clause (ii) of this Change of Control definition) whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board. For purposes of the definition of Change of Control, “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act as supplemented by Section -32-

13(d)(3) of the Exchange Act; provided , however , that Person shall not include (i) the Parent or any Wholly-Owned Subsidiary, or (ii) any Person who, as of the Effective Date, was the beneficial owner of securities of the Parent representing 20% or more of the combined voting power. “Code” means the Internal Revenue Code of 1986, as amended and any successor statute thereto. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” means a certificate in the form of Exhibit D hereto. “Consolidated Net Income” means, for any period, the net income (or net loss) of the Parent, its Restricted Subsidiaries and the Mortgage Unrestricted Subsidiaries for such period computed on a consolidated basis in accordance with GAAP, but excluding any extraordinary profits or losses; provided that there shall be included in such determination for such period all such amounts attributable to any Person acquired pursuant to an Acquisition to the extent such Person is not subsequently sold or otherwise disposed of (other than in a transaction pursuant to which the business of such Person is retained by the Parent or a Subsidiary of the Parent) during such period for the portion of such period prior to such Acquisition; provided further that there shall be excluded the income of any such consolidated Mortgage Unrestricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions of that income by such consolidated subsidiary to a Restricted Subsidiary or the Parent is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such consolidated subsidiary. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its Property is bound. “Controlled Group” means all members of a controlled group of corporations and all trades and businesses (whether or not incorporated) under common control that, together with the Parent or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code. “Credit Documents” means this Agreement, Amendment No. 1, the Notes, the Applications, the Letters of Credit and each Subsidiary Guarantee Agreement delivered to the Administrative Agent pursuant to Section 7.21 hereof. “Credit Event” means the advancing of any Loan or Swingline Loan, the continuation of or conversion into a Eurocurrency Loan denominated in an Alternative Currency, or the issuance of, or extension of the expiration date or increase in the amount of, any Letter of Credit. “CRR” means the Council Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012. -33-

“Currency Rate” means with respect to: (i) Australian Dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate ( “BBSY” ), (ii) Canadian Dollars, the rate per annum equal to the Canadian Dealer Dollar Offered Rate ( “CDOR” ), as published on the applicable Reuters Page; and (iii) Hong Kong Dollars, the rate per annum equal to the Hong Kong Interbank Offered Rate ( “HIBOR” ), in each case as published on the applicable Reuters Page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day and as of the time as is generally treated as the rate fixing day and time by market practice in such interbank market, as determined by the Administrative Agent with a term equivalent to such Interest Period. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect. “Default” means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default. “Defaulting Lender” means, subject to Section 1.16(b) hereof, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, each L/C Issuer, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any L/C Issuer or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder ( provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, at any time after the Effective Date, other than via an Undisclosed Administration (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state, or federal or national regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in -34-

that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 1.16(b)) upon delivery of written notice of such determination to the Borrower, each L/C Issuer, the Swingline Lender and each Lender. “Designated Disbursement Account” means the account of the Borrower maintained with the Administrative Agent or its Affiliate and designated in writing to the Administrative Agent as the Borrower’s Designated Disbursement Account (or such other account as the Borrower and the Administrative Agent may otherwise agree). “Domestic Rate” means, for any day, a rate per annum equal to the greatest of: (i) the higher of (A) the rate of interest announced or otherwise established by the Person serving as Administrative Agent from time to time as its prime commercial rate, or its equivalent, for U.S. Dollar loans to borrowers located in the United States as in effect on such day, with any change in the Domestic Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be such Person’s best or lowest rate) and (B) 0.00% , (ii) the sum of (A) the rate determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Administrative Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Administrative Agent for sale to the Person serving as Administrative Agent at face value of Federal funds in the secondary market in an amount equal or comparable to the principal amount for which such rate is being determined, plus (B) 1/2 of 1%, and (iii) the LIBOR Quoted Rate for such day plus 1.00%. As used herein, the term “LIBOR Quoted Rate” means, for any day, a rate per annum equal to the quotient of (A) the higher of (a) the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a one-month interest period which appears on the LIBOR01 Page of the Reuters Service (or any successor thereto or other service designated by the Administrative Agent) as of 11:00 a.m. (London, England time) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) and (b) 0.00% divided by (B) one (1) minus the Eurocurrency Reserve Percentage (calculated for this purpose as if each Domestic Rate Loan were a Eurocurrency Loan). -35-

“Domestic Rate Loan” means a Loan bearing interest prior to maturity at a rate specified in Section 1.4(a) hereof. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date of this Agreement or such later Business Day upon which each condition described in Section 6.1 hereof shall be satisfied or waived in a manner acceptable to the Administrative Agent in its discretion. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person that is a Non-Public Lender (in the case of this clause (d)) approved by (i) the Administrative Agent, (ii) each L/C Issuer, (iii) the Swingline Lender, and (iv) unless an Event of Default has occurred and is continuing, the Parent (each such approval not to be unreasonably withheld or delayed and if it is delayed for more than five (5) Business Days it is deemed to be given); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include a natural Person, the Borrower or any Guarantor or any of the Parent’s Affiliates or Subsidiaries. “Environmental and Health Laws” means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, judgments, permits and other governmental rules or restrictions relating to human health, safety (including without limitation occupational safety and health standards), or the environment or to emissions, discharges or releases of pollutants, contaminants, hazardous or toxic substances, wastes or any other controlled or regulated substance into the environment, including without limitation ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous or toxic substances, wastes or any other controlled or regulated substance or the clean-up or other remediation thereof. “ERISA” is defined in Section 5.8 hereof. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. -36-

“Eurocurrency Loan” means a Loan bearing interest prior to maturity at the rate specified in Section 1.4(b) hereof. “Eurocurrency Reserve Percentage” is defined in the definition of “Adjusted LIBOR” in this Section 4.1. “Event of Default” means any of the events or circumstances specified in Section 8.1 hereof. “Excess Interest” is defined in Section 12.24 hereof. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “Existing Credit Agreement” is defined in the preliminary statement of this Agreement. “Existing Letters of Credit” is defined in Section 1.3(a) hereof. “Facility” means any of the Revolving Facility or any Term Loan Facility. “Facility Fee” is defined in Section 2.1 hereof. “FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Federal Funds Rate” means the fluctuating interest rate per annum described in part (A) of clause (ii) of the definition of Domestic Rate. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to an L/C Issuer, such Defaulting Lender’s Revolver Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such L/C Issuer other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or -37-

Cash Collateralized by the Borrower or such Defaulting Lender in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolver Percentage of outstanding Swingline Loans made by the Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or repaid in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra national bodies such as the European Union or the European Central Bank). “Guarantor” means (i) the Parent, Jones Lang LaSalle Americas, Inc., a Maryland corporation, LaSalle Investment Management, Inc., a Maryland corporation, Jones Lang LaSalle International, Inc., a Delaware corporation, Jones Lang LaSalle Co-Investment, Inc., a Maryland corporation, Jones Lang LaSalle Limited, a company organized under the laws of England and Wales, Jones Lang LaSalle GmbH, a company organized under the laws of Germany SE, a European stock corporation ( Societas Europae, SE ) under German law , Jones Lang LaSalle New England, LLC, a Delaware limited liability company, Jones Lang LaSalle Brokerage, Inc., a Texas corporation, or, in each case other than the Parent, its permitted successors and assigns and (ii) any other Subsidiary of the Borrower Parent designated by the Borrower as a Guarantor as required by Section 7.21 hereof. “Guaranty” by any Person means (without duplication) all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other financial obligation (including, without limitation, limited or full recourse obligations in connection with sales of receivables or any other Property) of any other Person (the “primary obligor” ) in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any Property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, or (y) to maintain working capital or other balance sheet condition, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, -38-

(iii) to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purpose of all computations made under this Agreement, the amount of a Guaranty in respect of any obligation shall be deemed to be equal to the maximum aggregate amount of such obligation at the time the amount of the Guaranty is being determined or, if the Guaranty is limited to less than the full amount of such obligation, the maximum aggregate potential liability under the terms of the Guaranty at the time the amount of the Guaranty is being determined. “Hazardous Material” means any substance or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls, dioxins and petroleum or its by-products or derivatives (including crude oil or any fraction thereof) and (b) any other material or substance classified or regulated as “hazardous” or “toxic” pursuant to any Environmental and Health Law. “Hedge Agreement” means any Swap Contract that is entered into by and between the the Parent or any Restricted Subsidiary and any Hedge Bank. “Hedge Bank” means any Person that, (a) at the time it enters into a Swap Contract, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent, or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Amendment No. 1 Effective Date), is a party to a Swap Contract, in each case in its capacity as a party to such Swap Contract. “Increase” is defined in Section 1.15 hereof. “Increase Request” means an Increase Request substantially in the form attached hereto as Exhibit F or in such other form acceptable to the Administrative Agent. “Incremental Amendment” is defined in Section 1.15 hereof. “Indebtedness” means for any Person (without duplication), (i) obligations of such Person for borrowed money, (ii) obligations of such Person representing the deferred purchase price of property or services other than accounts payable and other accrued liabilities arising in the ordinary course of business on terms customary in the trade and other than deferred employee, officer or director compensation, (iii) obligations of such Person evidenced by notes, acceptances, or other instruments of such Person or pursuant to letters of credit issued for such Person’s account, (iv) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (v) Capitalized Lease Obligations of such Person, and (vi) obligations for which such Person is obligated pursuant to a Guaranty. For the sake of clarity, (i) performance guarantees (other than guarantees of the payment of Indebtedness), performance and surety bonds and environmental, “bad boy” and completion guarantees provided by the Borrower, the Parent, or any Subsidiary, (ii) pension liabilities of the Parent or any Subsidiary, (iii) indebtedness consolidated onto the books and records of the Parent for GAAP purposes under Accounting Standards Codification -39-

Topic 810 (formerly referred to as EITF 04-05 and FIN 46R) or any successor standard which otherwise would not be consolidated, and (iv) earn-outs or other earned deferred payment obligations incurred in connection with Permitted Acquisitions, if measured in whole or in part by events or performance occurring after the purchase, to the extent either (i) such obligations are contingent and remain contingent under the purchase agreement for such Permitted Acquisition or (ii) such obligations have become fixed and are due and payable no later than sixty (60) days after such obligations have become fixed, in each case, shall not be considered as Indebtedness. “Interest Expense” means, for any period, the sum of all interest charges of the Parent and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP. “Interest Period” is defined in Section 1.7 hereof. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “L/C Documents” means the Letters of Credit, any draft or other document presented in connection with a drawing thereunder, the Applications and this Agreement. “L/C Issuer” means (a) with respect to Letters of Credit issued hereunder on or after the Effective Date, (i) each of Bank of Montreal and Bank of America, N.A. and (ii) any other Lender to the extent it has agreed in its sole discretion to act as an “L/C Issuer” hereunder and that has been approved in writing by the Parent and the Administrative Agent (such approval by the Administrative Agent not to be unreasonably delayed or withheld) as an “ L/C Issuer” hereunder, in each case in its capacity as issuer of any Letter of Credit and (b) with respect to the Existing Letters of Credit, Bank of Montreal and BMO Harris Bank N.A. in their respective capacity as issuer thereof. Any L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such L/C Issuer, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. “L/C Obligations” means the aggregate U.S. Dollar Equivalent of the undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 4.5 hereof. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “L/C Sublimit” means an aggregate amount equal to the lesser of (a) $100,000,000 50,000,000 (or such higher amount not in excess of $150,000,000 in the aggregate as the L/C Issuers and the Administrative Agent may agree in their sole discretion) and (b) the aggregate amount of the L/C Issuers’ Letter of Credit Commitments at such time, as such amount -40-

may be reduced pursuant to the terms hereof. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Facility. “LCA Test Date” is defined in Section 4.4 hereof. “Lenders” means and includes the financial institutions from time to time party to this Agreement, including each assignee Lender pursuant to Section 12.12 hereof and each Lender that becomes a party hereto pursuant to Section 1.15 hereto and, unless the context otherwise requires, the Swingline Lender. “Lending Office” is defined in Section 9.4 hereof. “Letter of Credit” is defined in Section 1.3(a) hereof. “Letter of Credit Commitment” means, as to any L/C Issuer at any time, (a) the amount set forth opposite such L/C Issuer’s name on Schedule 1 under the caption “Letter of Credit Commitment” or (b) for any other L/C Issuer becoming an L/C Issuer after the Closing Date, such amount as separately agreed to in a written agreement between the Parent and such L/C Issuer (which such agreement shall be promptly delivered to the Administrative Agent upon execution), in each case of clauses (a) and (b) above, any such amount may be changed after the Closing Date in a written agreement between the Parent and such L/C Issuer (which such agreement shall be promptly delivered to the Administrative Agent upon execution), as such amount may be adjusted from time to time in accordance with this Agreement; provided that the Letter of Credit Commitment with respect to any Person that ceases to be an L/C Issuer for any reason pursuant to the terms hereof shall be $0 (subject to the Letters of Credit of such Person remaining outstanding in accordance with the provisions hereof) . “Level I” exists at any date if, at such date, the Cash Flow Leverage Ratio is less than 1.50 1.00 to 1.00. “Level II” exists at any date if, at such date, Level I does not exist and the Cash Flow Leverage Ratio is less than 2.00 1.50 to 1.00. “Level III” exists at any date if, at such date, neither Level I nor Level II exists and the Cash Flow Leverage Ratio is less than 2.50 to 1.00. “Level IV” exists at any date if, at such date, neither Level I, Level II nor Level III exists and the Cash Flow Leverage Ratio is less than 3.00 3.50 to 1.00. “Level V ” exists at any date if, at such date, neither Level I, Level II, Level III nor Level IV exists and the Cash Flow Leverage Ratio is less than 3.50 to 1.00. “Level VI ” exists at any date if, at such date, none of Level I, Level II, Level III , or Level IV or Level V exists. “LIBOR” is defined in the definition of “Adjusted LIBOR” in this Section 4.1. “LIBOR Successor Rate” is defined Section 9.2(b). -41-

“Lien” means any interest in Property securing an obligation owed to a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, including, but not limited to, the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale, security agreement or trust receipt, or a lease, consignment or bailment for security purposes. The term “Lien” shall also include survey exceptions or encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties. For the purposes of this definition, a Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, Capital Lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes, and such retention of title shall constitute a “Lien.” “Limited Condition Acquisition” means a Permitted Acquisition by the Parent or one or more of its Subsidiaries whose consummation is not conditioned on the availability of, or on obtaining, third party financing a nd which is designated as a Limited Condition Acquisition by the Parent in writing to the Administrative Agent on or prior to the date the definitive agreements for such acquisition are entered into. “Loan” means any Revolving Loan, Term Loan or Swingline Loan, whether outstanding as a Domestic Rate Loan or Eurocurrency Loan, each of which is a “type” of Loan hereunder. “Material Acquisition ” means any Acquisition that involves aggregate consideration (including cash, equity, purchase price adjustments (but excluding earn-out or similar payments), Indebtedness or liabilities incurred or assumed, and all transaction costs) in excess of $250,000,000. 250,000,000; provided that immediately after giving effect to such Material Acquisition no Default of Event of Default shall have occurred and be continuing and provided further that, with respect to a Limited Condition Acquisition, such requirement shall be subject to the provisions of Section 4.4 hereof. “Material Adverse Effect” means a material and adverse effect on (i) the business, operations, Property or financial or other condition of the Parent and its Subsidiaries, taken as a whole, (ii) the ability of the Parent or Borrower to perform any of its payment obligations under this Agreement, or (iii) the rights, remedies and benefits available to, or conferred upon, the Administrative Agent or any Lender under any Credit Document. “Material Credit Facility” shall mean any agreement (other than this Agreement) creating or evidencing indebtedness for borrowed money by Parent or any Restricted Subsidiary, or in respect of which the Parent or any Restricted Subsidiary is an obligor or otherwise provides a guarantee or other credit support, in a principal amount outstanding or available for borrowing equal to or greater than $200,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such agreement based on the exchange rate of such other currency). “Material Subsidiary” means any Subsidiary that as of the date of determination has (a) revenues in excess of 5% of the consolidated revenue of the Parent and its Restricted Subsidiaries for the period of the four fiscal quarters most recently ended for which the Parent -42-

has delivered financial statements pursuant to Section 7.06(a)(i) or (ii) hereof, or (b) property with an aggregate fair market value in excess of 5% of the book value of the total consolidated assets of the Parent and its Restricted Subsidiaries at the end of such period. “Maximum Rate” is defined in Section 12.24 hereof. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 105% of the Fronting Exposure of each L/C Issuer with respect to Letters of Credit issued and outstanding at such time and (b) otherwise, an amount determined by the Administrative Agent and each L/C Issuer in their sole discretion. “Mortgage Unrestricted Subsidiary” means Jones Lang LaSalle Multifamily LLC, its successors and its subsidiaries and any entity (and its subsidiaries) purchased, acquired or formed by the Parent or a Subsidiary that engages in the loan origination or servicing business or becomes an originator of mortgage loans under the Federal National Mortgage Association, Federal Housing Administration or other quasi-governmental agency program, in each case so long as the obligations of such Person are non-recourse to the Parent or any Restricted Subsidiary. “Net Cash Flow Leverage Ratio” means as of the last day of any calendar quarter the ratio of the Total Funded Debt as of such day minus Qualified Cash to Adjusted EBITDA for the four calendar quarters then ended. “Net Cash Flow Leverage Ratio Increase” is defined in Section 7.15 hereof. “New Term Loan” is defined in Section 1.15 hereof. “Non-Public Lender” means (i) until the publication of an interpretation of “public” as referred to in the CRR by the competent authority/ies: an entity which (x) assumes rights and/or obligations vis-à-vis the Borrower, the value of which is at least EUR 100,000 (or its equivalent in any other currency), (y) provides repayable funds for an initial amount of at least EUR 100,000 (or its equivalent in any other currency) or (z) otherwise qualifies as not forming part of the public; and (ii) as soon as the interpretation of the term "public" as referred to in the CRR has been published by the relevant authority/ies: an entity which is not considered to form part of the public on the basis of such interpretation. “Note” means any promissory note issued at the request of a Lender pursuant to Section 1.11 hereof in the form of Exhibit C-1 evidencing such Lender’s Revolving Loans, Exhibit C-2 evidencing the Swingline Lender’s Swingline Loans or Exhibit C-3 evidencing such Lender’s Term Loans. “Note Agreement” shall mean the Note and Guaranty Agreement dated as of June 27, 2017 among the Borrower, as Issuer, the Parent, as Parent Guarantor, and the Note Purchasers party thereto, as the same may be amended, modified, restated or supplemented from time to time. -43-

“Obligations” means all fees payable hereunder, all obligations of the Borrower to pay principal or interest on Loans, Swingline Loans and L/C Obligations, all Bank Product Obligations, all Swap Obligations, and all other payment obligations of the Borrower or any Guarantor arising under or in relation to any Credit Document , any Bank Product Agreement or any Hedge Agreement, provided that the Obligations of a Guarantor shall not include its Excluded Swap Obligations . “OFAC” means the United States Department of Treasury Office of Foreign Assets Control. “OFAC Event” means the event specified in Section 7.23 hereof. “OFAC SDN List” means the list of the Specially Designated Nationals and Blocked Persons maintained by OFAC. “Original Dollar Amount” means the amount of any Obligation denominated in U.S. Dollars and, in relation to any Loan denominated in an Alternative Currency, the U.S. Dollar Equivalent of such Loan on the day it is advanced or continued for an Interest Period. “Parent” means Jones Lang LaSalle Incorporated, a Maryland corporation. “Participant Register” is defined in Section 12.11 hereof. “Participating Lender” is defined in Section 1.3(d) hereof. “Participating Interest” is defined in Section 1.3(d) hereof. “PBGC” is defined in Section 5.8 hereof. “Percentage” means for any Lender its Revolver Percentage and each Term Loan Percentage, as applicable; and where the term “Percentage” is applied on an aggregate basis, such aggregate percentage shall be calculated by aggregating the separate components of the Revolver Percentage and each Term Loan Percentage, and expressing such components on a single percentage basis. “Permitted Acquisition” means any Acquisition in a line of business related to that of the Parent and its Subsidiaries with respect to which all of the following conditions shall have been satisfied: (a) the Board of Directors or other governing body or the holders of 100%, or such other percentage as may be required by the applicable governing documents, of the equity interests of the Person whose Property, or Voting Stock or other interests in which, are being so acquired has approved the terms of such Acquisition; and (b) after giving effect to such Acquisition and any Credit Event in connection therewith, no Default or Event of Default shall exist, including with respect to the -44-

financial covenants contained in Sections 7.15 and 7.16 hereof on a pro forma basis and, in the case of a Material Acquisition, the Parent shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent (which evidence shall be substantially in the form of a Compliance Certificate or such other form reasonably satisfactory to the Administrative Agent) certifying to the foregoing; provided that with respect to a Limited Condition Acquisition, such requirements shall be subject to the provisions of Section 4.4 hereof. “Permitted Adjustments” means, for any period, and without duplication, (i) cash and non-cash restructuring expenses incurred by the Parent or any Restricted Subsidiaries during such period that are directly attributable to identified restructuring initiatives, to the extent such cash restructuring charges do not exceed $100,000,000 in the aggregate for all periods from and after April 1, 2016,2018, (ii) deferred commissions earned and received in cash by any Person acquired pursuant to an Acquisition (net of commissions payable) for transactional activity, to the extent such activity was completed prior to the acquisition of such Person by the Parent or a Restricted Subsidiary and not previously recognized as revenue by the Parent or its Restricted Subsidiaries, not to exceed $50,000,000 for any four consecutive fiscal quarter period or $100,000,000 in the aggregate for all periods from and after April 1, 2016,2018, (iii) impairment and other non-cash charges related to direct or indirect co-investments in real estate or real estate related assets, including notes and other securities, of the Parent and its Restricted Subsidiaries funded prior to April 1, 2016, not to exceed $50,000,000 in the aggregate for all periods from and after April 1, 2016,, (iv) non-cash charges arising from the impairment of goodwill or other intangible assets in accordance with and as required by FASB Accounting Standards Codification Topic 350 (formerly SFAS 142) under GAAP or any successor standard, (v) acquisition, integration and transition charges (including costs for client or investor consents treated as an expense or reduction of revenue rather than purchase price) directly related to any Permitted Acquisition pursued or closed on or after July 1, 20152017 to the extent such charges or reduction of revenue do not exceed $400,000,000 in the aggregate for all such Permitted Acquisitions for all periods from and after April 1, 2016,2018, (vi) the subtraction of non-cash gains or the addition of non-cash losses relating to (a) changes in the mark-to-market value of co-investments described above and earn-outs and (b) mortgage servicing rights, (vii) any non-recurring fees, expenses or charges paid in connection with debt or equity financing activities, and (viii) the aggregate amount of write-downs of tax indemnification assets to the extent a tax reserve related to such tax indemnification is released. “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof. “Plan” means at any time an employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that is either (i) maintained by a member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions. -45-

“Platform” is defined in Section 12.8(d) hereof. “Pricing Date” means, for any fiscal quarter of the Parent ended after the date hereof, the latest date by which the Parent is required to deliver a Compliance Certificate for such fiscal quarter pursuant to Section 7.6(b) hereof. Except as provided in the immediately following two sentences, the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Parent has not delivered a Compliance Certificate by the date such Compliance Certificate is required to be delivered under Section 7.6(b) hereof, Level V shall be deemed to exist from such required delivery date until a Compliance Certificate is delivered before the next Pricing Date. If the Parent subsequently delivers such a Compliance Certificate before the next Pricing Date, the Applicable Margin established by such late delivered Compliance Certificate shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by a Compliance Certificate shall be in effect from the Pricing Date that occurs immediately after the end of the Parent’s fiscal quarter covered by such Compliance Certificate until the next Pricing Date. “Priority Debt” means, as of any date, the sum (without duplication) of the outstanding Indebtedness of the Parent and its Restricted Subsidiaries secured by any Liens. “Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, whether now owned or hereafter acquired. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Qualified Cash” means as of the last day of any calendar quarter the sum of: (i) the lesser of (A) $100,000,000 lesser of (A) an amount calculated in accordance with the definition of “Qualified Cash” as set forth in the Note Agreement (so long as the Note Agreement is in effect) and (B) the sum of : (I) i) the Unrestricted Cash owned by the Borrower or any Guarantor and maintained in an account in the United States and (II) 75% of Unrestricted Cash maintained in a jurisdiction outside the United States Parent or any Restricted Subsidiary and (ii) the proceeds of indebtedness (including the Loans) incurred for the purpose of funding a Permitted Acquisition which are held in a segregated or restricted account solely (i) for the purpose of funding the purchase price of such Permitted Acquisition (together with any related fees or expenses) or (ii) for the benefit of the lenders of such indebtedness. “Quoted Rate” is defined in Section 1.2(c) hereof. “Register” is defined in Section 12.12(b) hereof. “Reimbursement Obligation” is defined in Section 1.3(c) hereof. “Related Indemnitee” is defined in Section 12.15 hereof. “Removal Effective Date” is defined in Section 10.7(b) hereof. -46-

“Required Lenders” means, as of the date of determination thereof, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders. To the extent provided in the last paragraph of Section 12.13, the Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Required Revolving Lenders” means, at any time, Lenders having Revolving Credit Exposures representing more than 50% of the total Revolving Credit Exposures of all Lenders. To the extent provided in the last paragraph of Section 12.13 hereof, the Revolving Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Revolving Lenders at any time. “Resignation Effective Date” is defined in Section 10.7(a) hereof. “Responsible Officer ” means the chief executive officer, president President , any vice president, chief financial officer, treasurer or assistant treasurer, or other similar officer or any Authorized Representative of the Borrower or any Guarantor. “Restricted Subsidiary” means any Subsidiary of the Parent other than an Unrestricted Subsidiary. “Revaluation Date” means, with respect to any Letter of Credit denominated in an Alternative Currency, (a) the date of issuance thereof, (b) the date of each amendment thereto having the effect of increasing the amount thereof, (c) the last day of each calendar month, and (d) each additional date as the Administrative Agent or the Required Lenders shall specify. “Revolving Facility” means the credit facility for making Revolving Loans and Swingline Loans and issuing Letters of Credit described in Sections 1.1, 1.2 and 1.3 hereof. “Revolver Percentage” means # for each Lender, the percentage of the Revolving Credit Commitments represented by such Lender’s Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage of the total Revolving Credit Exposure then outstanding held by such Lender. “Revolving Credit” means the credit facility for making Revolving Loans and Swingline Loans and issuing Letters of Credit described in Sections 1.1, 1.2 and 1.3 hereof. “Revolving Credit Exposure” means, as to any Lender at any time, the sum of the (i) aggregate Original Dollar Amount of its outstanding Revolving Loans, (ii) the aggregate Original Dollar Amount of such Lender’s participation in Swingline Loans, and (iii) the aggregate U.S. Dollar Equivalent of such Lender’s participation in all L/C Obligations at any time outstanding at such time. “Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swingline Loans and Letters of Credit hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name under the heading “Revolving Credit Commitment” on -47-

Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. “Revolving Credit Commitments” means the aggregate of each Lender’s Revolving Credit Commitment. “Sanction Programs” means all laws, regulations, Executive Orders Economic U.S. Financial sanctions or trade embargoes or restrictive measures enacted, imposed, administered or enforced from time to time by (i) the U.S. Government, including OFAC, including without limitation, the Bank Secrecy Act, anti-money laundering laws (including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56 (a/k/a the USA Patriot Act)), and all economic and trade sanction programs administered by OFAC, any and all similar United States federal laws, regulations or Executive Orders, and any similar laws, regulators or orders adopted by any State within the United States, (ii) the United Nations Security Counsel, (iii) the European Union or any of its member states, (iv) Her Majesty’s Treasury, (v) Switzerland, or (vi) any other relevant authority. “Sanctioned Country” means, at any time, a country or territory which is, or whose government is, the subject or target of any Sanctions broadly restricting or prohibiting dealings with such country, territory or government (as of the Effective Date, Crimea, Cuba, Iran, North Korea, Sudan, and Syria). “Sanctioned Person” means, at any time, any Person with whom dealings are restricted or prohibited under Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the United States (including by OFAC, the U.S. Department of State, or the U.S. Department of Commerce), the United Nations Security Council, the European Union or any of its member states, Her Majesty’s Treasury, Switzerland or any other relevant authority, (b) any Person located, organized or resident in, or any government or Governmental Authority of, a Sanctioned Country or (c) any Person 50% or more owned by any Person described in clauses (a) or (b) hereof. “Sanctions” means economic or financial sanctions or trade embargoes or restrictive measures enacted, imposed, administered or enforced from time to time by: (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or the U.S. Department of Commerce; (b) the United Nations Security Council; (c) the European Union or any of its member states; (d) Her Majesty’s Treasury; (e) Switzerland; or (f (f) the Australian Department of Foreign Affairs and Trade or (g ) any other relevant authority. “SEC” means the Securities and Exchange Commission. “Security” has the same meaning as in Section 2(l) of the Securities Act of 1933, as amended. “Set-Off” is defined in Section 12.7 hereof. “Scheduled Unavailability Date” is defined Section 9.2(b). -48-

“Subsidiary” means a corporation, partnership or other entity that, under GAAP, is included in the consolidated financial statements of the Parent. “Subsidiary Guarantee Agreement” means a letter to the Administrative Agent in the form of Exhibit E hereto executed by a Subsidiary whereby it acknowledges it is party hereto as a Guarantor under Section 11 hereof. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement” ), including any such obligations or liabilities under any Master Agreement. “Swap Obligations” means the liability of the Parent or any Subsidiary (other than a Mortgage Unrestricted Subsidiary) to Hedge Bank, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor); provided, however, that, with respect to any Guarantor, the Swap Obligations Guaranteed by such Guarantor shall exclude all Excluded Swap Obligations. “Swingline” means the credit facility for making one or more Swingline Loans described in Section 1.2 hereof. “Swingline Lender” means Bank of Montreal acting in its capacity as the lender of Swingline Loans hereunder, or any successor Lender acting in such capacity appointed pursuant to Section 12.12 hereof. “Swingline Sublimit” means $ 100,000,000 200,000,000 as the same may be reduced from time to time pursuant to Section 1.13 hereof. “Swingline Loan” is defined in Section 1.2 hereof. “TARGET Settlement Day” means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open. -49-

“Term Loan Facility” means each credit facility for making Term Loan Facility Loans , if any; and “Term Loan Facilities” means all Term Loan Facilities. “Term Loans” means and includes each Term Loan advanced pursuant to Section 1.15 hereof. “Termination Date” means June 21, 2021. May 16, 2023. “Total Credit Exposure” means, as to any Lender at any time, the unused Revolving Credit Commitments, Revolving Credit Exposure and outstanding Term Loans of such Lender at such time. “Total Funded Debt” means, at any time the same is to be determined, the aggregate of all Indebtedness of the Parent and its Restricted Subsidiaries determined without duplication on a consolidated basis minus (i) the aggregate stated amount of performance letters of credit issued for the account of the Parent or any Restricted Subsidiary other than any such Letter of Credit issued hereunder and (ii) the aggregate principal amount of debt for borrowed money owed by the Parent or any Restricted Subsidiary under overdraft facilities but only to the extent of cash held by the Parent and its Restricted Subsidiaries on a consolidated basis. “Undisclosed Administration” means in relation to a Lender or its direct or indirect parent company or other affiliate that exercises control over it, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such person is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed. “Unfunded Vested Liabilities” means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable accrued benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA. “Unrestricted Cash” means cash or cash equivalents of the Parent or any Restricted Subsidiary that (a) do not appear (or would not be required to appear) as “restricted” on a consolidated balance sheet of the Parent, (b) are not subject to a Lien (other than Liens of the type described in Section 7.9(f) and (c) in the case of cash and cash equivalents held in an account outside the United States, is not prohibited by applicable law or binding contractual agreement from being repatriated to the Borrower or Parent. “Unrestricted Subsidiary” means (i) each Mortgage Unrestricted Subsidiary and (ii) any Subsidiary of the Parent (other than a Guarantor or the Borrower) which (a) is established for the sole purpose of investing in real estate and real estate related assets including notes and other securities and (b) is designated by the Parent (with prior written notice to the Administrative -50-

Agent) to be an Unrestricted Subsidiary; provided that except for the Mortgage Unrestricted Subsidiaries, no Subsidiary may be an Unrestricted Subsidiary for more than 180 days. “Unused Revolving Credit Commitments” means, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding Original Dollar Amount of all Revolving Loans, and the U.S. Dollar Equivalent of all L/C Obligations. “U.S. Dollars” and “$” each means the lawful currency of the United States of America. “U.S. Dollar Equivalent” means (a) the amount of any Obligation or Letter of Credit denominated in U.S. Dollars, (b) in relation to any Obligation or Letter of Credit denominated in a currency other than U.S. Dollars, the amount of U.S. Dollars which would be realized by converting such other currency into U.S. Dollars at the exchange rate quoted to the Administrative Agent, at approximately 11:00 a.m. (London time) three Business Days prior (i) to the date on which a computation thereof is required to be made and (ii) in the case of L/C Obligations, on any Revaluation Date, in each case by major banks in the interbank foreign exchange market for the purchase of U.S. Dollars for such other currency. “US Guarantor” means each of (i) the Parent, Jones Lang LaSalle Americas, Inc., a Maryland corporation, LaSalle Investment Management, Inc., a Maryland corporation, Jones Lang LaSalle International, Inc., a Delaware corporation, Jones Lang LaSalle Co-Investment, Inc., a Maryland corporation, Jones Lang LaSalle New England, LLC, a Delaware limited liability company, Jones Lang LaSalle Brokerage, Inc., a Texas corporation, or, in each case other than the Parent, its permitted successors and assigns and (ii) any other Subsidiary of the Parent organized under the laws of the United States or any state thereof designated by the Borrower as a Guarantor as required by Section 7.21 hereof. “Voting Stock” of any Person means capital stock of any class or classes or other equity interests (however designated) having ordinary voting power for the election of directors or similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency. “Welfare Plan” means a “welfare plan” , as defined in Section 3(1) of ERISA. “Wholly-Owned” when used in connection with any Subsidiary of the Parent means a Subsidiary of which all of the issued and outstanding shares of stock or other equity interests (other than directors’ qualifying shares as required by law) shall be owned by the Parent and/or one or more of its Wholly-Owned Subsidiaries. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. Section 4.2. Interpretation . The foregoing definitions shall be equally applicable to both the singular and plural forms of the terms defined. The words “hereof” , “herein” , and -51-

“hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to times of day in this Agreement shall be references to Chicago, Illinois time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the specific provisions of this Agreement. Section 4.3. Change in Accounting Principles . If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 7.6 hereof and such change shall result in a material change in the method of calculation of any financial covenant, standard or term found in this Agreement, either the Borrower or the Required Lenders may by notice to the Lenders and the Borrower, respectively, require that the Lenders and the Borrower negotiate in good faith to amend such covenants, standards, and terms so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of the Parent and its Subsidiaries shall be the same as if such change had not been made. No delay by the Borrower or the Required Lenders in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles. Until any such covenant, standard, or term is amended in accordance with this Section 4.3, financial covenants shall be computed and determined in accordance with GAAP without giving effect to the relevant change in accounting principles. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to any change to, or modification of, GAAP which would require the capitalization of leases (whether or not existing) that would be characterized as “operating leases” under GAAP as in effect as of the Effective Date. Section 4.4. Limited Condition Acquisition . In connection with any action being taken in connection with a Limited Condition Acquisition, for purposes of determining compliance with any provision of this Agreement which requires (i) that no Default, Event of Default or specified Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Parent (an “LCA Election” ), be deemed satisfied so long as no Default, Event of Default or specified Event of Default, as applicable, exists on the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date” ) and no Default or Event of Default under Section 8.1(a), (f) or (g) exists or would result therefrom on the date any related New Term Loans are advanced or (ii) the calculation of the Net Cash Flow Leverage Ratio and the Cash Interest Coverage Ratio, in each case, at the option of the Parent, the date of determination of whether any such action is permitted hereunder shall be deemed to be the LCA Test Date and if, after giving pro forma effect to the Limited Condition Acquisition and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters ending prior to the LCA Test Date for which consolidated financial statements of the Parent are -52-

available, the Parent could have taken such action on the relevant LCA Test Date in compliance with such ratio, such ratio shall be deemed to have been complied with. If the Parent makes an LCA Election, then in connection with any calculation of any ratio, test or basket availability with respect to any transaction following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, for purposes of determining whether such subsequent transaction is permitted under this Agreement, any such ratio, test or basket shall be required to be satisfied on a pro forma basis (i) assuming that such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (ii) assuming that such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated. For the avoidance of doubt, notwithstanding anything in this Section 4.4 to the contrary, the requirements of Section 6.2 are required to be satisfied in connection with any extensions of credit other than the New Term Loans the proceeds of which are or will be used to finance a Limited Condition Acquisition, it being understood that the only conditions to funding such New Term Loans shall be those set forth in the Incremental Amendment executed and delivered in connection with such New Term Loans. Section 4.5. Letter of Credit Amounts. With respect to any Letter of Credit that, by its terms or the terms of any other Credit Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the U.S. Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. SECTION 5. REPRESENTATIONS AND WARRANTIES . Each of the Borrower and the Parent hereby represents and warrants to the Administrative Agent, each Lender and each L/C Issuer as to itself and, where the following representations and warranties apply to Subsidiaries, as to each of its Subsidiaries, as follows: Section 5.1. Corporate Organization and Authority . The Parent is duly organized and existing in good standing under the laws of the State of Maryland; has all necessary corporate power to carry on its present business; and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business transacted by it or the nature of the Property owned or leased by it makes such licensing, qualification or good standing necessary and in which the failure to be so licensed, qualified or in good standing would reasonably be expected to have a Material Adverse Effect. The Borrower is duly incorporated and existing under the laws of The Netherlands as a private company with limited liability (a besloten vennootschap met beperkte aansprakelijkheid ); has all necessary corporate power to carry on its present business; and is duly licensed or qualified and in good standing to the extent applicable in each jurisdiction in which the nature of the business transacted by it or the nature of the Property owned or leased by it makes such licensing, qualification or good standing necessary and in which the failure to -53-

be so licensed, qualified or in good standing would reasonably be expected to have a Material Adverse Effect. The Borrower and each Guarantor is subject to civil and commercial law with respect to its obligations under the Credit Documents and the making and performance of the Credit Documents by the Borrower and each Guarantor constitute private and commercial acts rather than public or governmental acts. Neither the Borrower nor any Guarantor is entitled to any immunity on the ground of sovereignty or the like from the jurisdiction of any court or from any action, suit, setoff or proceeding, or the service of process in connection therewith, arising under the Credit Documents. Section 5.2. Subsidiaries . Schedule 5.2 hereto identifies as of the date of this Agreement each Guarantor, the jurisdiction of its organization, the percentage of issued and outstanding shares of each class of its capital stock or equity interests, as the case may be, owned by the Parent and the Subsidiaries and, if such percentage is not 100% (excluding directors’ qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. Except to the extent that would not reasonably be expected to have a Material Adverse Effect, each Subsidiary is duly incorporated or formed and existing in good standing as a corporation, limited partnership, limited liability company or other entity under the laws of the jurisdiction of its incorporation or formation, has all necessary corporate or other power to carry on its present business, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business transacted by it or the nature of the Property owned or leased by it makes such licensing or qualification necessary. All of the issued and outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and, if such Subsidiary is a corporation, nonassessable. All such shares owned by the Parent are owned beneficially, and of record, free of any Lien other than any Lien permitted by Section 7.9(c) or Section 7.9(d). Section 5.3. Authority and Validity of Obligations . The Borrower has full power and authority to enter into this Agreement and the other Credit Documents to which it is a party, to make the borrowings herein provided for, to issue its Notes in evidence thereof, to apply for the issuance of the Letters of Credit, and to perform all of its obligations under the Credit Documents to which it is a party. Each Guarantor has full power and authority to enter into this Agreement as a signatory hereto or pursuant to a Subsidiary Guarantee Agreement and to perform all of its obligations hereunder. Each Credit Document to which the Borrower or any Guarantor is a party has been duly authorized, executed and delivered by the Borrower and such Guarantors and constitutes valid and binding obligations of the Borrower and Guarantors in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law). No Credit Document to which the Borrower is a party, nor the performance or observance by the Borrower of any of the matters or things therein provided for, contravenes any provision of law or any provision of the articles of association ( “statuten” ) of the Borrower or (individually or in the aggregate) any material Contractual Obligation of or binding upon the Borrower or any of its Properties or results in or requires the creation or imposition of any Lien on any of the Properties or revenues of the Borrower. No Credit Document to which a Guarantor is a party, nor the performance or observance by such Guarantor of any of the matters or things -54-

therein provided for, contravenes any provision of law or any judgment, order or decree binding upon such Guarantor or any provision of the organizational documents (e.g. charter, certificate or articles of incorporation and by-laws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents) of such Guarantor or (individually or in the aggregate) any material Contractual Obligation of or binding upon such Guarantor or any of its Properties or results in or requires the creation or imposition of any Lien on any of the Properties or revenues of such Guarantor. This Agreement is, and each Note when duly executed and delivered by the Borrower will be, in proper legal form under the laws of The Netherlands for the enforcement hereof against the Borrower under such law and if this Agreement were to be stated to be governed by such law, it would constitute valid and binding obligations of the Borrower under such law, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law). Section 5.4. Financial Statements . All financial statements heretofore delivered to the Lenders showing historical performance for each of the Parent’s fiscal years ending on or before December 31, 2015,2017, have been prepared in accordance with GAAP applied on a basis consistent, except as otherwise noted therein, with that of the previous fiscal year. Each of such financial statements fairly presents on a consolidated basis in all material respects the financial condition of the Parent and its Subsidiaries as of the dates thereof and the results of operations for the periods covered thereby. Since December 31, 2015,2017, there has been no material adverse change which has not been disclosed to the Lenders in the business, operations, Property or financial condition of the Parent and its Subsidiaries on a consolidated basis. Section 5.5. No Litigation; No Labor Controversies Compliance with Laws . (a) Except as disclosed in the Parent’s periodic current reports filed with the SEC prior to the Effective Date, there is no litigation or governmental proceeding pending, or to the knowledge of the Parent or any Guarantor the Borrower threatened, against the Parent or any Subsidiary which would reasonably be expected (individually or in the aggregate) to have a Material Adverse Effect. (b) There are no labor controversies pending or, to the best knowledge of the Borrower, Parent or any Guarantor, threatened against the Parent or any Subsidiary which would reasonably be expected (insofar as the Borrower or Parent may reasonably foresee) to have a Material Adverse Effect. None of the Parent or any of the Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect. Section 5.6. Taxes . The Parent and its Subsidiaries have filed all United States federal and state income tax returns, and all other material state and other tax returns, required to be filed and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Parent or any Subsidiary, except such taxes, if any, as are being contested in good faith and -55-

for which adequate reserves in accordance with GAAP have been provided. No notices of tax liens have been filed and no claims are being asserted concerning any such taxes, which liens or claims if filed or made would reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Parent and its Subsidiaries for any taxes or other governmental charges are adequate. Section 5.7. Approvals . No authorization, consent, license, exemption, filing or registration with any court or governmental department, agency or instrumentality, nor any approval or consent of the stockholders of the Parent or any Subsidiary or from any other Person, is necessary to the valid execution, delivery or performance by the Parent or any Subsidiary of any Credit Document to which it is a party except (a) for such approvals and consents which as have been obtained and are in full force and effect or (b) where the failure to obtain such authorization, consent, license, exemption, filing or registration, or approval or consent, in the aggregate, could not reasonably be expected to have a Material Adverse Effect . Section 5.8. ERISA . With respect to each Plan, the Parent and each other member of the Controlled Group has fulfilled its obligations under the minimum funding standards of and is in compliance with the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto ( “ERISA” ), and with the Code to the extent applicable to it except for such noncompliances that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect and has not incurred any liability to the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA (“PBGC” ) or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA, except for such liabilities that would not reasonably be expected to have a Material Adverse Effect. Neither the Parent nor any Subsidiary has any material contingent liabilities for any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA. Section 5.9. Government Regulation . Neither the Parent nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or to the extent a Subsidiary is an “investment company,” it is properly registered with the SEC. Section 5.10. Margin Stock . Neither the Parent nor any Subsidiary is engaged principally, or as one of its primary activities, in the business of extending credit for the purpose of purchasing or carrying margin stock ( “margin stock” to have the same meaning herein as in Regulation U of the Board of Governors of the Federal Reserve System). The Borrower will not use the proceeds of any Loan, Swingline Loan or Letter of Credit in a manner that violates any provision of Regulation U or X of the Board of Governors of the Federal Reserve System. Margin stock (as hereinabove defined) constitutes less than 25% of the assets of the Parent and its Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder. Section 5.11. Licenses and Authorizations ; Compliance with Environmental and Health Laws . (a) . The Parent and each of its Subsidiaries has all necessary licenses, permits and governmental authorizations to own and operate its Properties and to carry on its business as -56-

currently conducted and contemplated, except to the extent the failure to have such licenses, permits or authorizations would not reasonably be expected to have a Material Adverse Effect. (b) To the best of the Borrower’s and each Guarantor’s knowledge, the business and operations of the Parent and each Subsidiary comply in all respects with all applicable Environmental and Health Laws, except where the failure to so comply would not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. (c) Neither the Parent nor any Subsidiary has given, nor is it required to give, nor has it received, any notice, letter, citation, order, warning, complaint, inquiry, claim or demand to or from any governmental entity or in connection with any court proceeding with respect to a matter which would reasonably be expected to have a Material Adverse Effect claiming that: (i) the Parent or any Subsidiary has violated, or is about to violate, any Environmental and Health Law; (ii) there has been a release, or there is a threat of release, of Hazardous Materials from the Parent’s or any Subsidiary’s Property, facilities, equipment or vehicles; (iii) the Parent or any Subsidiary may be or is liable, in whole or in part, for the costs of cleaning up, remediating or responding to a release of Hazardous Materials; or (iv) any of the Parent’s or any Subsidiary’s property or assets are subject to a Lien in favor of any governmental entity for any liability, costs or damages, under any Environmental and Health Law arising from, or costs incurred by such governmental entity in response to, a release of a Hazardous Materials. Section 5.12. Ownership of Property ; Liens . The Parent and each Subsidiary has good record and marketable title in fee simple to, valid leasehold interests in or other valid right to use all real property owned or leased by it, and title to, valid leasehold interests or other valid right to use all its other Property, in each case, except as would not reasonably be expected to have a Material Adverse Effect . None of the Parent’s real property is subject to any Lien except as permitted in Section 7.9 hereof, and none of the Parent’s or any Restricted Subsidiary’s other Property is subject to any Lien, except as permitted in Section 7.9 hereof . Section 5.13. Compliance with Agreements . Neither the Parent nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default would reasonably be expected to have a Material Adverse Effect. Section 5.14. Accuracy of Information . No written or formally presented information, exhibit or report (other than projections, pro forma financial information and other information of a general economic or industry nature) furnished by the Parent or Borrower to any Lender or the Administrative Agent in connection with a Loan, Swingline Loan or Letter of Credit or the negotiation of the Credit Documents contained any material misstatement of fact or omitted to state any fact necessary to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances, the Administrative Agent and the Lenders acknowledging that as to any projections furnished to the Administrative Agent and the Lenders, the Parent only represents that the same were prepared on the basis of information and , estimates and assumptions the Parent believed to be reasonable at the time such projections were prepared and that such projections are as to future events and not to be viewed as facts, and that actual -57-

results during the period or periods covered by any such projections may differ materially from the projected results. Section 5.15. Sanction Programs . (a) The Parent is in compliance with the requirements of all Sanction Programs applicable to it, (b) each Subsidiary is in compliance with the requirements of all Sanction Programs applicable to such Subsidiary, (c) the Parent has provided to the Administrative Agent, each L/C Issuer, and the Lenders all information regarding the Parent and its Affiliates and Subsidiaries necessary for the Administrative Agent, each L/C Issuer, and the Lenders to comply with all applicable Sanction Programs, and (d) neither the Parent nor any of its Subsidiaries, nor to the knowledge of the Parent, no officer, director, employee, or Affiliate thereof, is, as of the date hereof, a Sanctioned Person or is in violation of AML Laws, Anti-Corruption Laws, or Sanctions. The Parent has implemented and maintains in effect policies and procedures designed to ensure compliance by the Parent, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, applicable AML Laws and applicable Sanctions. As of the Amendment No. 1 Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects. The undertakings contained in this Section 5.15 shall not be made by nor apply to any Guarantor that qualifies as a resident party domiciled in the Federal Republic of Germany (Inländer) within the meaning of Sect. 2 paragraph 15 German Foreign Trade Act (Außenwirtschaftsgesetz) in so far as it would result in a violation of or conflict with Sect. 7 German Foreign Trade Regulation (Außenwirtschaftsverordnung), any provision of Council Regulation (EC) 2271/1996 or any other similar applicable anti-boycott statute. Section 5.16. Claims Pari Passu. The claims of the Administrative Agent and the Lenders against the Borrower and each Guarantor hereunder will rank at least pari passu with the claims of all their other respective unsecured unsubordinated creditors. Section 5.17. Solvency . The Parent and its Subsidiaries, taken as a whole, are solvent, able to pay their debts as they become due, and have sufficient capital to carry on their business and all businesses in which they are about to engage. SECTION 6. CONDITIONS PRECEDENT . The obligation of each Lender to advance, continue, or convert any Loan or any Swingline Loan, or of an L/C Issuer to issue, extend the expiration date (including by not giving notice of non-renewal) of or increase the amount of any Letter of Credit, shall be subject to the following conditions precedent: Section 6.1. Initial Credit Event . Before or concurrently with the first Credit Event: (a) The Administrative Agent shall have received this Agreement duly executed by Borrower, each Guarantor, and each Lender; (b) The Administrative Agent shall have received for each Lender in form and substance satisfactory to the Administrative Agent the favorable written opinion of (i) -58-

Mark J. Ohringer, Esquire, Global General Counsel to the Borrower and Guarantors, (ii) Loyens & Loeff, Dutch counsel to the Borrower, (iii) Baker & McKenzie, English counsel to Jones Lang LaSalle Limited, (iv) Hogan Lovells International LLP, German counsel to Jones Lang LaSalle GmbH SE , and (v) the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special Illinois counsel to the Borrower and Guarantors ; (c) The Administrative Agent shall have received for each Lender copies of the notarial deed of incorporation (including the articles of association) of the Borrower, certified by a Dutch civil law notary to be true copies and an extract of the commercial register of the chamber of commerce of Amsterdam relating to the Borrower; (d) The Administrative Agent shall have received copies of the Certificate of Incorporation and bylaws (or equivalent) of each Guarantor, certified in each instance by its secretary or an assistant secretary (or its equivalent); (e) The Administrative Agent shall have received copies, certified by the secretary or assistant secretary (or its equivalent) of the Borrower’s and each Guarantor’s board of directors’ resolutions (or its equivalent) authorizing the execution of the Credit Documents to which it is a party; (f) The Administrative Agent shall have received certificates, executed by the secretary or assistant secretary of each Guarantor, which shall identify by name and title and bear the signature of the partners or officers authorized to sign the Credit Documents to which it is a party; (g) The Administrative Agent shall have received copies of the certificates of good standing (to the extent relevant) for each Guarantor (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization; (h) The Administrative Agent shall have received to the extent requested by any Lender, such Lender’s duly executed Notes of the Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.11(d) hereof; (i) The Administrative Agent shall have received a list of the Borrower’s Authorized Representatives; (j) All legal matters incident to the execution and delivery of the Credit Documents shall be satisfactory to the Lenders; (k) The Administrative Agent and each Lender shall have received for each fiscal year of the Parent through the fiscal year ending December 31, 2021, a business plan showing in reasonable detail projected operating budgets, consolidated revenues, expenses, and balance sheets on an annual basis, such business plan to be in form and substance satisfactory to the Administrative Agent and each Lender and shall include a summary of all assumptions made in preparing such business plan; and -59-

(l) The Administrative Agent and each Lender shall have received, sufficiently in advance of the Effective Date, all documentation and other information required by applicable regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Act. Section 6.2. All Credit Events . Subject to Section 4.4 hereof, as of the time of each Credit Event hereunder: (a) In the case of a Borrowing, the Administrative Agent shall have received the notice required by Section 1.6 hereof (or, in the case of Swingline Loans, Section 1.2 hereof), in the case of the issuance of any Letter of Credit the applicable L/C Issuer shall have received a duly completed Application for a Letter of Credit and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor, in a form acceptable to the applicable L/C Issuer; (b) Each of the representations and warranties set forth in Section 5 hereof shall be and remain true and correct in all material respects as of said time (where not already qualified by materiality, otherwise in all respects), except that if any such representation or warranty relates solely to an earlier date it need only remain true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such date, taking into account any amendments to such Section (including, without limitation, any amendments to the Schedules referenced therein) made after the date of this Agreement in accordance with the provision hereof; and (c) No Default or Event of Default shall have occurred and be continuing or would occur as a result of such Credit Event. Subject to Section 4.4 hereof, each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the date of such Credit Event as to the facts specified in paragraphs (b) and (c) of this Section 6.2. No waiver of any condition to funding a Credit Event under the Revolving Facility after the Effective Date and no waiver of a Default shall be effective for the purposes of Section 6.2(c) hereof with respect to any such Credit Event, unless such waiver shall have been approved by the Required Revolving Lenders. SECTION 7. COVENANTS . Each of the Borrower and the Parent covenants and agrees that, so long as any Note, Loan, Swingline Loan or L/C Obligation is outstanding hereunder, or any Revolving Credit Commitment is available to or in use by the Borrower hereunder, except to the extent compliance in any case is waived in writing by the Required Lenders: -60-

Section 7.1. Corporate Existence; Subsidiaries . The Parent shall, and shall cause each of its Restricted Subsidiaries to, preserve and maintain its existence, subject to the provisions of Section 7.12 hereof ; provided that the Parent shall not be required to preserve the existence of any Restricted Subsidiary (other than the Borrower) if the maintenance or preservation thereof, as determined by the Board of Directors of the Parent, is no longer desirable in the conduct of the business of the Parent and its Subsidiaries, taken as a whole. Section 7.2. Maintenance . The Parent will maintain, preserve and keep its Property necessary to the proper conduct of its business in reasonably good repair, working order and condition and will from time to time make all reasonably necessary repairs, renewals, replacements, additions and betterments thereto so that at all times such plants, properties and equipment shall be reasonably preserved and maintained, except to the extent that any failure to do so would not reasonably be expected to have a Material Adverse Effect, and the Parent will cause each of its Subsidiaries to do so in respect of Property owned or used by it; provided, however, that nothing in this Section 7.2 shall prevent the Parent or a Subsidiary from discontinuing the operation or maintenance of any such Properties if such discontinuance would not reasonably be expected to have a Material Adverse Effect. Section 7.3. Taxes . The Parent will duly pay and discharge, and will cause each of its Subsidiaries duly to pay and discharge, all federal, material state and other material taxes, assessments, and governmental charges or levies upon or against it or against its Properties, in each case before the same becomes delinquent and before penalties accrue thereon, unless and to the extent that the same is being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor on the books of the Parent. Section 7.4. ERISA . The Parent will, and will cause each of its Subsidiaries and each member of the Controlled Group to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed would reasonably be expected to result in a Material Adverse Effect. The Parent will, and will cause each of its Subsidiaries to promptly notify the Administrative Agent of: (i) the occurrence of any reportable event (as defined in ERISA) affecting a Plan, other than any such event of which the PBGC has waived notice by regulation, (ii) receipt of any notice from PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, (iii) its intention to terminate or withdraw from any Plan, and (iv) the occurrence of any event affecting any Plan which could result in the incurrence by the Parent, any of its Subsidiaries or any member of its Controlled Group of any liability, fine or penalty, or any increase in the contingent liability of the Parent or any of its Subsidiaries or any member of its Controlled Group under any post-retirement Welfare Plan benefit, in each where such event could reasonably be expected to have a Material Adverse Effect. The Administrative Agent will promptly distribute to each Lender any notice it receives from the Parent pursuant to this Section 7.4. Section 7.5. Insurance . The Parent will maintain, and will cause each of its Subsidiaries to maintain, insurance with good and responsible insurance companies, covering insurable Property owned by it with respect to such risks as is consistent with sound business practice. -61-

The Parent will upon request of any Lender furnish to such Lender a summary setting forth the nature and extent of the insurance maintained pursuant to this Section 7.5. Section 7.6. Financial Reports and Other Information . (a) The Parent will maintain a system of accounting in accordance with GAAP and will furnish to the Administrative Agent on behalf of the Lenders and their respective duly authorized representatives such information respecting the business and financial condition of the Parent and its Subsidiaries as the Administrative Agent or any Lender through the Administrative Agent may reasonably request; and without any request, the Parent will furnish each of the following to the Administrative Agent (which shall promptly furnish such information to the Lenders): (i) unless included in a Form 10-Q delivered pursuant to clause (a)(iii) below, no later than 45 days after the last day of each first three fiscal quarterly periods of each fiscal year of the Parent, a copy of the consolidated balance sheet of the Parent and its Subsidiaries as of the last day of such fiscal quarter and the consolidated statements of income, retained earnings, and cash flows of the Parent and its Subsidiaries for such fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Parent in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by its chief financial officer or another officer of the Parent acceptable to the Administrative Agent; (ii) unless included in a Form 10-K delivered pursuant to clause (a)(iii) below, no later than 90 days after the last day of each fiscal year of the Parent, a copy of the consolidated balance sheet of the Parent and its Subsidiaries as of the last day of the fiscal year then ended and the consolidated statements of income, retained earnings, and cash flows of the Parent and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures as of the end of and for the previous fiscal year, accompanied by an unqualified opinion of independent public accountants of recognized national standing selected by the Borrower, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of the Parent and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances; and (iii) each financial statement required to be furnished to the Lenders pursuant to subsection (i) or (ii) of this Section 7.6 shall be accompanied by copies of all proxy statements, financial statements and reports the Parent sent to its shareholders, and copies of all other regular, periodic and special reports and all registration statements the Parent filed with the SEC or any successor thereto, or with any national securities exchanges: (A) in the case of the financial statements required to be furnished pursuant to subsection -62-

(i) above, during or in respect of the fiscal quarter covered by such financial statements and (B) in the case of the financial statements required to be furnished pursuant to subsection (ii) above, during or in respect of the last fiscal quarter covered by such financial statements ; and (iv) within 90 days after the beginning of each fiscal year of the Parent an operating budget, including an income statement, for the Parent and its Subsidiaries for such fiscal year of the Parent . The financial statements required to be delivered pursuant to this clause (a) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the earliest of the date (i) on which the Parent posts such financial statements, or provides a link thereto, on the Parent’s website on the Internet at the website address listed in Section 10.8, (ii) on which such documents are posted to the SEC’s website (including as part of any 10-K or 10-Q filing) or (iii) on which such financial statements are posted on the Parent’s behalf on any Platform; provided that the Parent or the Borrower shall have notified the Administrative Agent of the posting of such financial statements. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Parent with any such request for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery to it or maintaining its copies of such documents. (b) On or before the date that each financial statement is required to be furnished to the Lenders pursuant to subsection (i) or (ii) of Section 7.6(a) hereof, the Parent will deliver a Compliance Certificate signed by the Parent’s chief financial officer, treasurer or controller showing the Cash Flow Leverage Ratio, the Net Cash Flow Leverage Ratio and the Parent’s compliance with the covenants set forth in Sections 7.15 and 7.16 hereof. (c) The Parent will promptly (and in any event within three Business Days after any of the President, chief executive officer, chief financial officer, chief operating officer, treasurer, assistant treasurer, or controller of the Parent has knowledge thereof) give notice to the Administrative Agent: (i) of the occurrence of any Change of Control, Default or Event of Default; (ii) of any default or event of default under any Contractual Obligation of the Parent or any of its Subsidiaries, except for a default or event of default which is not reasonably expected to have a Material Adverse Effect; (iii) of the occurrence of an event or condition which would reasonably be expected to result in a Material Adverse Effect; and (iv) of any litigation or governmental proceeding of the type described in Section 5.5 hereof. -63-

(d) The Parent will promptly after the effectiveness thereof, furnish to the Administrative Agent true and complete copies of each amendment, waiver or supplement to the Note Agreement. Section 7.7. Lender Inspection Rights . Upon reasonable notice from the Administrative Agent, the Parent will permit the Administrative Agent and each Lender (and such Persons as the Administrative Agent or such Lender may designate) during normal business hours and under the Parent’s guidance, to visit and inspect any of the Property of the Parent or any of its Subsidiaries, to examine all of their books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and, after the occurrence and during the continuance of an Event of Default, and so long as Parent is afforded the opportunity to be present, independent public accountants; provided that , excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 7.7 ,7.7 ; provided further that unless an Event of Default shall have occurred and be continuing, such visits and inspections shall be limited to once per fiscal year; and provided finally , that none of the Parent, the Borrower nor any Subsidiary will be required to disclose, permit the inspection, examination or making copies or extracts from, or discussion or, any books, documents, information or other matter (a) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or designees) is prohibited by law or any bona fide binding agreement, (b) is subject to attorney-client or similar privilege or constitutes attorney work product or (c) constituting trade secrets. Section 7.8. Conduct of Business . Neither the Parent nor any Subsidiary will engage in any line of business if, as a result, the general nature of the business of the Parent and its Subsidiaries taken as a whole would be substantially changed from that conducted on the date hereof, other than through entry into businesses reasonably related or complementary thereto or reasonable extensions of such business. Section 7.9. Liens . The Parent will not, and will not permit any of its Restricted Subsidiaries to, create, incur, permit to exist or to be incurred any Lien of any kind on any Property owned by the Parent or any Restricted Subsidiary; provided, however, that this Section 7.9 shall not apply to nor operate to prevent: (a) Liens arising by operation of law in connection with worker’s compensation, unemployment insurance, social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith deposits, pledges or Liens in connection with bids, tenders, contracts or leases to which the Parent or any Subsidiary is a party (other than contracts for borrowed money), or other deposits required to be made in the ordinary course of business; provided that in each case the obligation secured is not overdue by more than 30 days or, if overdue by more than 30 days, is being contested in good faith by appropriate proceedings and for which reserves in conformity with GAAP have been provided on the books of the Parent; -64-

(b) mechanics’, workmen’s, materialmen’s, landlords’, carriers’ or other similar Liens arising in the ordinary course of business (or deposits to obtain the release of such Liens) securing obligations not overdue by more than 30 days or, if overdue by more than 30 days, being contested in good faith by appropriate proceedings and for which reserves in conformity with GAAP have been provided on the books of the Parent; (c) Liens for taxes or assessments or other government charges or levies on the Parent or any Subsidiary of the Parent or their respective Properties, not yet due or delinquent, or which can thereafter be paid without material penalty, or which are being contested in good faith by appropriate proceedings and for which reserves in conformity with GAAP have been provided on the books of the Parent; (d) Liens arising out of judgments or awards against the Parent or any Subsidiary of the Parent not constituting an Event of Default under Section 8.1(h), or in connection with surety or appeal bonds in connection with bonding such judgments or awards; (e) Survey exceptions or encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties which are necessary for the conduct of the activities of the Parent and any Subsidiary of the Parent or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Parent or any Subsidiary of the Parent; (f) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions , including Liens granted by the Parent or a Restricted Subsidiary that are contractual rights of set-off or netting arrangements relating to pooled deposit or sweep accounts of the Parent or such Subsidiary to permit satisfaction of overdraft or similar obligations (including with respect to netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements) incurred in the ordinary course of business, and Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection; and (g) Liens not otherwise permitted under this Section 7.9 on Property (other than (i) shares of stock in any Wholly-Owned Subsidiary and (ii) receivables, inventory and similar working capital assets); provided that, at the time of the incurrence thereof, the obligations secured thereby shall not exceed the greater of: (i) $300,000,000 and (ii) 5.0% of the total assets of the Parent and its Restricted Subsidiaries determined on a consolidated basis as of the last day of the immediately preceding fiscal year. Section 7.10. Use of Proceeds; Regulation U . The proceeds of each Borrowing, and the credit provided by Letters of Credit, will be used by the Borrower, the Parent and the Parent’s Subsidiaries for working capital, and other general corporate purposes including acquisitions of businesses permitted by Section 7.14 hereof and the payment of dividends and distributions. The Borrower will not use any part of the proceeds of any of the Borrowings or of the Letters of -65-

Credit directly or indirectly to purchase or carry any margin stock (as defined in Section 5.10 hereof) or to extend credit to others for the purpose of purchasing or carrying any such margin stock, in each case in a manner that violates any provision of Regulation U or X of the Board of Governors of the Federal Reserve System. The Borrower will not, directly or, to the Borrower’s knowledge, indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, other Affiliate, joint venture partner or other Person, (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or AML Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or involving any goods originating in or with a Sanctioned Person or Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions by any Person (including any Person participating in the transactions contemplated hereunder, whether as underwriter, advisor, lender, investor or otherwise). Section 7.11. [Reserved ]. Section 7.12. Mergers, Consolidations and Sales of Assets . The Parent will not, and will not permit any of its Restricted Subsidiaries to, (i) consolidate with or be a party to a merger with any other Person or (ii) sell, lease or otherwise dispose of all or substantially all of the consolidated assets of the Parent and its Restricted Subsidiaries; provided, however, that: (1) any Restricted Subsidiary of the Parent may merge or consolidate with or into or sell, lease or otherwise convey its assets to the Parent or any Restricted Subsidiary of which the Parent directly or indirectly holds at least the same percentage equity ownership or is entitled through ownership of interests, contractually or otherwise, to at least the same economic interest; provided that in any such merger or consolidation involving the Borrower, the Borrower or the Parent shall be the surviving or continuing corporation; (2) The Parent and its Subsidiaries may dissolve or liquidate any Restricted Subsidiary of the Parent (other than the Borrower) or of such Subsidiary so long as all the assets of such dissolved or liquidated Restricted Subsidiary (i) were direct or indirect co-investments in real estate or real estate related assets, all of which have been sold or (ii) are concurrently transferred to the Parent or any Restricted Subsidiary of which the Parent directly or indirectly holds at least the same percentage equity ownership or is entitled through ownership of interests, contractually or otherwise, to at least the same economic interest; provided that if any Guarantor (other than the Parent) is dissolved or liquidated all of such Guarantor’s assets shall be concurrently transferred to the Borrower or another Guarantor; and (3) The Parent or any Restricted Subsidiary of the Parent may consolidate or merge with any other Person if the Parent or such Restricted Subsidiary or, in the case of such a transaction involving the Borrower, the Parent or the Borrower, is the surviving or continuing corporation or, in the case of a Restricted Subsidiary, such Person becomes a -66-

Restricted Subsidiary, and at the time of such consolidation or merger, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing. Section 7.13. Use of Property and Facilities; Environmental and Health and Safety Laws . (a) The Parent will, and will cause each of its Subsidiaries to, comply in all material respects with the requirements of all Environmental and Health Laws applicable to or pertaining to the Properties or business operations of the Parent or any Subsidiary of the Parent to the extent noncompliance would reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, the Parent will not, and will not permit any Person to, except in accordance with applicable law, dispose of any Hazardous Material into, onto or upon any real property owned or operated by the Parent or any of its Subsidiaries if such disposal would reasonably be expected to have a Material Adverse Effect. (b) The Parent will promptly provide the Lenders with copies of any notice or other instrument of the type described in Section 5.11(c) hereof, and in no event later than five (5) Business Days after the President, chief executive officer, chief financial officer, chief operating officer, treasurer, assistant treasurer or controller of the Parent receives such notice or instrument. Section 7.14. Acquisitions . The Parent will not, nor will it permit any Subsidiary to, directly or indirectly, make, any Acquisition; provided, however, that the foregoing provisions shall not apply to nor operate to prevent Permitted Acquisitions . Notwithstanding anything to the contrary herein, this Section 7.14 shall be deemed (a) automatically amended to the extent that Section 10.7 (or any other corresponding provision) in the Note Agreement is amended (including any amendments to any corresponding defined terms therein) or (b) automatically deleted at such time as Section 10.7 (or any other corresponding provision) in the Note Agreement is deleted; provided that , such amendment or deletion, as applicable, shall not become effective hereunder until each Lender shall have received notice in writing from the Parent certifying (i) as to the amendment or deletion, as applicable, of such Section 10.7 (or any other corresponding provision) in the Note Agreement together with a true and complete copy of the relevant documentation evidencing such amendment or deletion, as applicable, to the Note Agreement and (ii) that no Default or Event of Default shall have then occurred and be continuing . Section 7.15. Net Cash Flow Leverage Ratio . The Parent will as of the last day of each calendar quarter maintain a Net Cash Flow Leverage Ratio of not more than 3.50 to 1.00; provided that, the Borrower may, by written notice to the Administrative Agent, increase the maximum Net Cash Flow Leverage Ratio to 4.00 to 1.00 (each such election, a “Net Cash Flow Leverage Ratio Increase” ) for the four consecutive calendar quarter ending dates (or such shorter time, as may be elected by the Borrower) immediately following the consummation of a Material Acquisition by the Borrower or a Restricted Subsidiary; provided further that, while in a Net Cash Flow Leverage Ratio Increase period, the Borrower shall be permitted to extend the Net Cash Flow Leverage Increase period in connection with any additional Material Acquisition for an additional 4 consecutive calendar quarters from the consummation of the additional Material Acquisition by written notice to the Administrative Agent, provided that at the time of the -67-

consummation of the additional Material Acquisition the Borrower’s Net Cash Flow Leverage Ratio before giving effect to such Material Acquisition is less than 3.50 to 1.00. Section 7.16. Cash Interest Coverage Ratio. The Parent will as of the last day of each calendar quarter maintain a Cash Interest Coverage Ratio of not less than 3.00 to 1.00. Section 7.17. Dividends and Other Shareholder Distributions . The Parent shall only declare or pay dividends or make a distribution (other than dividends and distributions payable solely in its capital stock) of any kind (including by redemption or purchase other than purchases of outstanding capital stock in connection with the Parent’s Stock Compensation Program, Employee Stock Purchase Plan, Stock Award and Incentive Plan and any similar programs or plans) on its outstanding capital stock, if no Default or Event of Default (i) exists prior to or would result after giving effect to such action or (ii) exists or would result from such dividend or distribution on the date of declaration of such dividend or distribution, so long as such dividend or distribution is made within 60 days of such declaration. Section 7.18. Indebtedness . The Parent will not permit the non Guarantor Restricted Subsidiaries to have outstanding at any time any Indebtedness other than Indebtedness if, after giving effect thereto, the aggregate principal amount outstanding for all non-Guarantor Restricted Subsidiaries at the time of incurrence (x) in the case of Priority Debt, when added to the then outstanding principal amount of Priority Debt of the Borrower and Guarantors does not exceed the greater of: (i) $300,000,000 and (ii) 5% of the total assets of the Parent and its Restricted Subsidiaries determined on a consolidated basis as of the last day of the immediately preceding fiscal quarter and (y) in the case of unsecured Indebtedness, does not exceed the greater of: (i) $1,000,000,000 and (ii) 20% of the total assets of the Parent and its Restricted Subsidiaries determined on a consolidated basis as of the last day of the immediately preceding fiscal quarter. Section 7.19. Transactions with Affiliates . The Parent will not, and will not permit any of its Subsidiaries to, enter into or be a party to any material transaction or arrangement (where “material” means material for the Parent and its Subsidiaries taken as a whole) with any Affiliate of such Person (other than the Parent or any of its Subsidiaries), including without limitation, the purchase from, sale to or exchange of Property with, any merger or consolidation with or into, or the rendering of any service by or for, any Affiliate, except upon fair and reasonable terms no less favorable to the Parent or such Subsidiary than could be obtained in a comparable arm’s-length transaction with a Person other than an Affiliate, provided , that the foregoing shall not restrict any transaction between (i) the Borrower and any Guarantor and (ii) any Guarantor and any other Guarantor. Section 7.20. Compliance with Laws . Without limiting any of the other covenants of the Parent in this Section 7, the Parent will, and will cause each of its Subsidiaries to, conduct its business, and otherwise be, in compliance with all applicable laws, regulations, ordinances and orders of any governmental or judicial authorities; provided, however, that neither the Parent nor any Subsidiary of the Parent shall be required to comply with any such law, regulation, ordinance or order if (x) it shall be contesting such law, regulation, ordinance or order in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided -68-

therefor on the books of the Parent or such Subsidiary, as the case may be, or (y) the failure to comply therewith is not reasonably expected to have, in the aggregate, a Material Adverse Effect. Section 7.21. Additional Guarantors . If on the last day of the calendar quarter ended June 30, 2016 and each calendar quarter ending thereafter the total liabilities of the non-Guarantor Subsidiaries of the Parent equal or exceed 35% of the book value of the total consolidated assets of the Parent and its Subsidiaries, then the Parent will, within fifteen (15) Business Days of the date on which the balance sheet as of such last day is required to be delivered pursuant to Section 7.6(a)(i) or Section 7.6(a)(ii) hereof, cause an additional Subsidiary or additional Subsidiaries to become a Guarantor or Guarantors hereunder such that the total liabilities of the non-Guarantor Subsidiaries of the Parent are less than 35% of the book value of the total consolidated assets of the Parent and its Subsidiaries. The Parent will cause any existing and any subsequently acquired or organized Restricted Subsidiary which provides a Guaranty in respect of any Material Credit Facility (other than those Guarantors party to this Agreement as of the Amendment No. 1 Effective Date) to, no later than thirty (30) days thereafter, become a Guarantor hereunder by (a) executing and delivering to the Administrative Agent a Subsidiary Guaranty Agreement and (b) delivering to the Administrative Agent documents of the types referred to in clauses (d) through (g) of Section 6.1 and favorable opinions of counsel to such Person, all in form, content and scope reasonably satisfactory to the Administrative Agent . In addition, the Parent shall cause such Restricted Subsidiary to deliver, upon the reasonable request of any Lender, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case prior to the delivery of the Subsidiary Guaranty Agreement. In addition, if on the last day of any calendar quarter any Subsidiary which is not then a Guarantor accounts for either (i) 10% or more of Adjusted EBITDA for the 12-month period then ended (other than as a result of a one time, non-recurring or extraordinary event reasonably acceptable to the Administrative Agent ) or (ii) 10% or more of the book value of the total consolidated assets of the Parent and its Subsidiaries, then the Parent will, within fifteen (15) Business Days of the date on which the balance sheet as of such last day is required to be delivered pursuant to Section 7.6(a)(i) or Section 7.6(a)(ii) hereof, cause such Subsidiary to become a Guarantor hereunder. Together with the delivery of any Additional Guarantor Supplement, the Parent shall deliver and shall cause each such Subsidiary to deliver corporate resolutions, opinions of counsel, and such other corporate documentation as the Administrative Agent shall reasonably request. Notwithstanding the foregoing, LaSalle Investment Management Asia Pte Ltd. need not become a Guarantor hereunder unless (i) it exceeds either of the thresholds set forth in the second preceding sentence and (ii) at the end of the immediately preceding fiscal quarter of the Parent the Net Cash Flow Leverage Ratio is 3.00 to 1.00 or higher. Section 7.22. Compliance with Sanction Programs. (a) The Parent shall at all times comply with the requirements of all Sanction Programs applicable to the Parent and shall cause each of its Subsidiaries to comply with the requirements of all Sanction Programs applicable to such Subsidiary. The Parent will maintain in effect policies and procedures designed to ensure compliance by the Parent, Borrower, Subsidiaries and their respective directors, officers, -69-

employees and agents with Anti-Corruption Laws, applicable AML Laws and applicable Sanctions. (b) The Borrower and each Guarantor shall provide the Administrative Agent, the L/C Issuers, and the Lenders any information regarding the Borrower and Guarantors, their Affiliates, and their Subsidiaries necessary for the Administrative Agent, the L/C Issuers, and the Lenders to comply with all applicable Sanction Programs and any applicable “know your customer” requirements , the Beneficial Ownership Regulation or other applicable anti-money laundering laws ; subject however, in the case of Affiliates, to the Borrower’s or Guarantor’s, as applicable, ability to provide information applicable to them. (c) If the Borrower or any Guarantor obtains actual knowledge or receives any written notice that the Borrower, any Guarantor, any of their Affiliates or any of their Subsidiaries is named on the then current OFAC SDN List (such occurrence, an “OFAC Event” ), the Parent shall promptly (i) give written notice to the Administrative Agent, the L/C Issuers, and the Lenders of such OFAC Event, and (ii) comply with all applicable laws with respect to such OFAC Event (regardless of whether the party included on the OFAC SDN List is located within the jurisdiction of the United States of America), including the Sanction Programs, and the Borrower and each Guarantor hereby authorizes and consents to the Administrative Agent, the L/C Issuers, and the Lenders taking any and all steps the Administrative Agent, the L/C Issuers, or the Lenders deem necessary, in their sole but reasonable discretion, to avoid violation of all applicable laws with respect to any such OFAC Event, including the requirements of the Sanction Programs (including the freezing and/or blocking of assets and reporting such action to OFAC). The undertakings contained in this Section 7.22 shall not be made by nor apply to any Guarantor that qualifies as a resident party domiciled in the Federal Republic of Germany (Inländer) within the meaning of Sect. 2 paragraph 15 German Foreign Trade Act (Außenwirtschaftsgesetz) in so far as it would result in a violation of or conflict with Sect. 7 German Foreign Trade Regulation (Außenwirtschaftsverordnung), any provision of Council Regulation (EC) 2271/1996 or any other similar applicable anti-boycott statute. SECTION 8. EVENTS OF DEFAULT AND REMEDIES . Section 8.1. Events of Default . Any one or more of the following shall constitute an Event of Default: (a) default (x) in the payment when due of the principal amount of any Loan, Swingline Loan or of any Reimbursement Obligation or (y) for a period of three five (35) days Business Days in the payment when due of interest or of any other Obligation; (b) default by the Borrower, the Parent or any Subsidiary in the observance or performance of any covenant set forth in the first sentence of Section 7.1, 7.6(c), 7.9 through 7.12, or 7.14 through 7.18 hereof; -70-

(c) default by the Borrower, the Parent or any Subsidiary in the observance or performance of any provision hereof or of any other Credit Document not mentioned in (a) or (b) above, which is not remedied within thirty (30) days after the earlier of (i) written notice thereof is given to the Parent by the Administrative Agent (acting at the request of any Lender) or (ii) the date on which such failure shall first become known to any Responsible Officer of the Parent or Borrower; (d) (i) failure to pay when due Indebtedness in an aggregate principal amount of $100,000,000 or more of the Borrower, Parent or any Subsidiary or (ii) default shall occur under one or more indentures, agreements or other instruments under which any Indebtedness of the Borrower, the Parent or any Subsidiary in an aggregate principal amount of $100,000,000 or more is outstanding and such default shall continue for a period of time sufficient to permit the holder or beneficiary of such Indebtedness or a trustee therefor to cause the acceleration of the maturity of any such Indebtedness or any mandatory unscheduled prepayment, purchase or funding thereof; (e) any representation or warranty made herein or in any other Credit Document by the Borrower, the Parent or any Subsidiary, or in any statement or certificate furnished pursuant hereto or pursuant to any other Credit Document by the Borrower, the Parent or any Subsidiary, or in connection with any Credit Document, shall be untrue in any material respect as of the date of the issuance or making, or deemed making or issuance, thereof; (f) the Borrower, any Guarantor or any Material Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, or any analogous action is taken under any other applicable law relating to bankruptcy or insolvency, (ii) fail to pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail within the time allowed therefor to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action (such as the passage by the board of directors of a resolution) in furtherance of any matter described in parts (i)-(v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 8.1(g) hereof; (g) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower, any Guarantor or any Material Subsidiary or any substantial part of any of their Property, or a proceeding described in Section 8.1(f)(v) hereof shall be instituted against the Borrower, the Parent or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) days; -71-

(h) the Borrower, the Parent or any Subsidiary shall fail within thirty (30) days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $100,000,000, which is not stayed on appeal or otherwise being appropriately contested in good faith in a manner that stays execution thereon; (i) the Parent or any other member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $5,000,000 (collectively, a “Material Plan”) shall be filed under Title IV of ERISA by the Parent or any Subsidiary or any other member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Parent or any other member of the Controlled Group to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; (j) the Borrower, the Parent or any Subsidiary, or any Person acting on behalf of the Borrower, the Parent or a Subsidiary, or any Governmental Authority challenges the validity of any Credit Document or the Borrower’s, the Parent’s or a Subsidiary’s obligations thereunder or any Credit Document ceases to be in full force and effect; or (k) a Change of Control shall have occurred. Section 8.2. Non-Bankruptcy Defaults . When any Event of Default other than those described in subsections (f) or (g) of Section 8.1 hereof has occurred and is continuing, the Administrative Agent shall, by written notice to the Parent: (a) if so directed by the Required Lenders, terminate the remaining Revolving Credit Commitments and all other obligations of the Lenders hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Loans, Swingline Loans and all other amounts due under the Credit Documents to be forthwith due and payable and thereupon all outstanding Loans and Swingline Loans, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Credit Documents without further demand, presentment, protest or notice of any kind; and (c) if so directed by the Required Lenders, demand that the Borrower immediately pay to the Administrative Agent, subject to Section 8.4 hereof, the full amount then available for drawing under each or any Letter of Credit, and the Borrower agrees to immediately make such payment and acknowledges and agrees that the Lenders would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Administrative Agent, for the benefit of the Lenders, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any Letter of Credit. The Administrative Agent, after giving notice to the Borrower pursuant to Section 8.1(c) hereof or -72-

this Section 8.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the effect of such notice. Section 8.3. Bankruptcy Defaults . When any Event of Default described in subsections (f) or (g) of Section 8.1 hereof has occurred and is continuing, then all outstanding Loans and Swingline Loans shall immediately become due and payable together with all other amounts payable under the Credit Documents without presentment, demand, protest or notice of any kind, the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrower shall immediately pay to the Administrative Agent, subject to Section 8.4 hereof, the full amount then available for drawing under all outstanding Letters of Credit, the Borrower acknowledging that the Lenders would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Lenders, and the Administrative Agent on their behalf, shall have the right to require the Borrower to specifically perform such undertaking whether or not any draws or other demands for payment have been made under any of the Letters of Credit. Section 8.4. Collateral for Undrawn Letters of Credit . (a) If the payment or prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 8.2 or 8.3 above, the Borrower shall forthwith pay the amount required to be so prepaid, to be held by the Administrative Agent as provided in subsection (b) below. (b) All amounts prepaid pursuant to subsection (a) above shall be held by the Administrative Agent in one or more separate collateral accounts (each such account, and the credit balances, properties and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the “Account” ) as security for, and for application by the Administrative Agent (to the extent available) to, the reimbursement of any payment under any Letter of Credit then or thereafter made by the Administrative Agent, and to the payment of the unpaid balance of any Loans and all other Obligations. The Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent for the benefit of the Administrative Agent, the L/C Issuers and the Lenders. The Borrower hereby grants the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, a Lien on the Account and all credit balances and investments held therein. If and when requested by the Borrower, the Administrative Agent shall invest funds held in the Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a remaining maturity of one year or less, provided that the Administrative Agent is irrevocably authorized to sell investments held in the Account when and as required to make payments out of the Account for application to amounts due and owing from the Borrower to the Administrative Agent, the L/C Issuers or Lenders; provided, however, that if (i) the Borrower shall have made payment of all Obligations, (ii) all relevant preference or other disgorgement periods relating to the receipt of such payments have passed, and (iii) no Letters of Credit, Revolving Credit Commitments, Loans, Swingline Loans or other Obligations remain outstanding hereunder, then the Administrative Agent shall repay to the Borrower any remaining amounts held in the Account. -73-

Section 8.5. Application of Payments . Anything contained herein to the contrary notwithstanding (including, without limitation, Section 1.9(b) hereof), all payments and collections received in respect of the Obligations by the Administrative Agent or any of the Lenders after acceleration or the final maturity of the Obligations or termination of the Revolving Credit Commitments as a result of an Event of Default shall be remitted to the Administrative Agent and distributed as follows: (a) first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent in protecting, preserving or enforcing rights under the Credit Documents, and in any event including all costs and expenses of a character which the Borrower has agreed to pay the Administrative Agent under Section 8.7 hereof (such funds to be retained by the Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Administrative Agent); (b) second, to the payment of any outstanding costs and expenses incurred by any Lender that the Borrower has agreed to pay under Section 8.7 hereof; (c) third, to the payment of the Swingline Loans, both for principal and accrued but unpaid interest; (d) fourth, to the payment of any outstanding interest and fees due under the Credit Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; (e) fifth, to the payment of principal on the Loans (other than Swingline Loans), unpaid Reimbursement Obligations, together with amounts to be held by the Administrative Agent as collateral security for any outstanding L/C Obligations pursuant to Section 8.4 hereof (until the Administrative Agent is holding an amount of cash equal to the then outstanding amount of all such L/C Obligations), any Bank Product Obligations, and any Swap Obligations the aggregate amount paid to, or held as collateral security for, the Lenders and L/C Issuer and, in the case of Bank Product Obligations and Swap Obligations, their Affiliates to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; (f) sixth, to the payment of all other unpaid Obligations to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; and (g) finally, to the Borrower or whoever else may be lawfully entitled thereto. Section 8.6. Notice of Default . The Administrative Agent shall give notice to the Borrower under Section 8.1(c) hereof promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof. -74-

Section 8.7. Expenses . The Borrower agrees to pay to the Administrative Agent, each L/C Issuer and each Lender, and any other holder of any Obligation outstanding hereunder, all expenses reasonably incurred or paid by the Administrative Agent, such L/C Issuer and such Lender or any such holder, including reasonable attorneys’ fees and court costs, in connection with any Default or Event of Default by the Borrower hereunder or in connection with the enforcement of any of the Credit Documents (including all such costs and expenses incurred in connection with any proceeding under the United States Bankruptcy Code involving the Parent or any of its Subsidiary as a debtor thereunder). SECTION 9. CHANGE IN CIRCUMSTANCES . Section 9.1. Change of Law . (a) Notwithstanding any other provisions of this Agreement or any other Credit Document, if at any time any Change in Law makes it unlawful for any Lender to make or continue to maintain Eurocurrency Loans or to perform its obligations as contemplated hereby, such Lender shall promptly give notice thereof to the Borrower and such Lender’s obligations to make or maintain Eurocurrency Loans under this Agreement shall terminate until it is no longer unlawful for such Lender to make or maintain Eurocurrency Loans. The Borrower shall prepay on demand the outstanding principal amount of any such affected Eurocurrency Loans, together with all interest accrued thereon at a rate per annum equal to the interest rate applicable to such Loan; provided, however, subject to all of the terms and conditions of this Agreement, the Borrower may then elect to borrow the principal amount of the affected Eurocurrency Loans from such Lender by means of Domestic Rate Loans from such Lender, which Domestic Rate Loans shall not be made ratably by the Lenders but only from such affected Lender. (b) If, in any applicable jurisdiction, the Administrative Agent, any L/C Issuer or any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, any L/C Issuer or any Lender to (i) perform any of its obligations hereunder or under any other Credit Document, (ii) to fund or maintain its participation in any Loan or (iii) issue, make, maintain, fund or charge interest with respect to any Obligations of the Borrower or any Guarantor who is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Borrower and Parent, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest with respect to any such Obligation shall be suspended, and to the extent required by applicable law, cancelled. Upon receipt of such notice, the Borrower and Guarantors shall, (A) repay that Person's participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after the Administrative Agent has notified the Borrower or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable law) and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality. -75-

Section 9.2. Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR . (a) If on or prior to the first day of any Interest Period for any Borrowing of Eurocurrency Loans: (ai) the Administrative Agent determines that deposits in U.S. Dollars or the applicable Alternative Currency (in the applicable amounts) are not being offered to it in the eurocurrency interbank market for such Interest Period, or that by reason of circumstances affecting the interbank eurocurrency market adequate and reasonable means do not exist for ascertaining the applicable LIBOR, or (bii ) the Required Lenders reasonably determine and so advise the Administrative Agent that (i) LIBOR as reasonably determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding their Eurocurrency Loans for such Interest Period or (ii) that the making or funding of Eurocurrency Loans becomes impracticable, then the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Eurocurrency Loans in the currency so affected shall be suspended; provided that such suspension shall have no effect on any Eurocurrency Loan then outstanding. (b) (i) Notwithstanding anything to the contrary in this Agreement or any other Credit Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent that the Borrower or Required Lenders (as applicable) have determined, that: (A) adequate and reasonable means do not exist for ascertaining LIBOR in a relevant currency for any requested Interest Period, including because the LIBOR Index Rate for such currency is not available or published on a current basis and such circumstances are unlikely to be temporary; or (B) the administrator of the LIBOR Index Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Index Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “ Scheduled Unavailability Date ”), or (C) syndicated loans currently being executed, or that include language similar to that contained in this Section , are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice from the Borrower or Required -76-

Lenders, the Administrative Agent shall give notice thereof to the Borrower and the Lenders , as applicable. Thereafter, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time (any such proposed rate, a “LIBOR Successor Rate ”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below) and any such amendment shall become effective at 5:00 p.m. (Chicago time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment. (ii) If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Loans shall be suspended, (to the extent of the affected Eurocurrency Loans or Interest Periods), and (y) the LIBOR Quoted Rate component shall no longer be utilized in determining the Domestic Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Loans (to the extent of the affected Eurocurrency Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Domestic Rate Loans (subject to the foregoing clause (y)) in the amount specified therein. (iii) Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. As used above: “LIBOR Successor Rate Conforming Changes ” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Domestic Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the reasonable discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the -77-

Administrative Agent reasonably determines in consultation with the Borrower). Section 9.3. Increased Cost and Reduced Return . (a) If any Change in Law: (i) shall subject any Lender (or its Lending Office) or any L/C Issuer to any tax, duty or other charge with respect to its Eurocurrency Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make Eurocurrency Loans, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Lender (or its Lending Office) or any L/C Issuer of the principal of or interest on its Eurocurrency Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement in respect of its Eurocurrency Loans, Letter(s) of Credit, or participations therein, any Reimbursement Obligations owed to it, or its obligation to make Eurocurrency Loans, issue a Letter of Credit, or acquire participations therein (except for changes in the rate of tax on the overall net income or profits of such Lender (or its Lending Office) or such L/C Issuer imposed by the jurisdiction in which such Lender (or its Lending Office) or such L/C Issuer is incorporated or in which such Lender’s or L/C Issuer’s principal executive office or (Lending Office) is located); or (ii) shall impose, modify or deem applicable any reserve, special deposit, or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurocurrency Loans any such requirement included in an applicable Eurocurrency Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office) or any L/C Issuer or shall impose on any Lender (or its Lending Office) or any L/C Issuer or on the interbank market any other condition affecting its Eurocurrency Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed to it, or its obligation to make Eurocurrency Loans, to issue a Letter of Credit, or to participate therein; and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) or such L/C Issuer of making or maintaining any Eurocurrency Loan, issuing or maintaining a Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) or such L/C Issuer under this Agreement or under its Notes with respect thereto, by an amount deemed by such Lender or such L/C Issuer to be material, then, within fifteen (15) days after demand by such Lender or such L/C Issuer (with a copy to the Administrative Agent), the Borrower shall be obligated to pay to such Lender or such L/C Issuer such additional amount or amounts as will compensate such Lender or such L/C Issuer for such increased cost or reduction; provided, however, that such Lender or such L/C Issuer shall promptly notify the Borrower of an event which might cause it to seek compensation, and the Borrower shall be obligated to pay only such compensation which is incurred or which arises after the date ninety (90) days prior to the date such notice is given; provided further that, if such event giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof, but not more than an additional 180 days and not for any period prior to the -78-

Effective Date. In the event any law, rule, regulation or interpretation described above is revoked, declared invalid or inapplicable or is otherwise rescinded, and as a result thereof a Lender or an L/C Issuer is determined to be entitled to a refund from the applicable authority for any amount or amounts which were paid or reimbursed by the Borrower to such Lender or such L/C Issuer hereunder, such Lender or such L/C Issuer shall refund such amount or amounts to the Borrower without interest. (b) If any Lender, any L/C Issuer, or the Administrative Agent shall have determined that any Change in Law affecting such Lender or such L/C Issuer or any lending office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements, has had the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which such Lender or such L/C Issuer or such corporation could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s or such corporation’s policies with respect to capital adequacy or liquidity) by an amount deemed by such Lender or such L/C Issuer or such corporation to be material, then from time to time, within 15 days after demand by such Lender or such L/C Issuer (with a copy to the Administrative Agent), the Borrower shall pay to such Lender or such L/C Issuer, as applicable, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such corporation for such reduction; provided, however, that such Lender or such L/C Issuer shall promptly notify the Borrower of an event which might cause it to seek compensation, and the Borrower shall be obligated to pay only such compensation which is incurred or which arises after the date ninety (90) days prior to the date such notice is given; provided further that if such event giving rise to such reduced return is retroactive then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof, but not more than an additional 180 days and not for any period prior to the Effective Date. (c) Each Lender or each L/C Issuer that determines to seek compensation under this Section 9.3 shall notify the Borrower and the Administrative Agent of the circumstances that entitle the Lender or the L/C Issuer to such compensation pursuant to this Section 9.3 and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender or such L/C Issuer, be otherwise disadvantageous to such Lender or such L/C Issuer. A certificate of any Lender or any L/C Issuer claiming compensation under this Section 9.3 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Lender or such L/C Issuer may use any reasonable averaging and attribution methods. Section 9.4. Lending Offices . Each Lender may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a “Lending Office” ) for each type of Loan or Swingline Loans available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent. Section 9.5. Discretion of Lender as to Manner of Funding . Notwithstanding any other provision of this Agreement, each Lender shall be entitled to fund and maintain its funding of all -79-

or any part of its Loans or Swingline Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if each Lender had actually funded and maintained each Eurocurrency Loan through the purchase of deposits of U.S. Dollars or the applicable Alternative Currency in the eurocurrency interbank market having a maturity corresponding to such Loan’s Interest Period and bearing an interest rate equal to LIBOR for such Interest Period. SECTION 10. THE ADMINISTRATIVE AGENT . Section 10.1. Appointment and Authorization of Administrative Agent . Each Lender hereby appoints Bank of Montreal as the Administrative Agent under the Credit Documents and hereby authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The provisions of this Section 10 are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and neither the Borrower nor any Guarantor shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Credit Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Section 10.2. Administrative Agent and its Affiliates . The Person serving as the Administrative Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not the Administrative Agent, and the Person serving as the Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if it were not the Administrative Agent under the Credit Documents. The term “Lender” as used herein and in all other Credit Documents, unless the context otherwise clearly requires, includes the Person serving as the Administrative Agent in its individual capacity as a Lender. References in Section 1 hereof to the Administrative Agent’s Loans, or to the amount owing to the Person serving as the Administrative Agent for which an interest rate is being determined, refer to the Person serving as the Administrative Agent in its individual capacity as a Lender. Section 10.3. Action by Administrative Agent . If the Administrative Agent receives from the Parent a written notice of an Event of Default pursuant to Section 7.6(c) hereof or a Net Cash Flow Leverage Ratio Increase election pursuant to Section 7.15 hereof, the Administrative Agent shall promptly give each of the Lenders written notice thereof. The obligations of the Administrative Agent under the Credit Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action hereunder with respect to any Default or Event of Default, except as expressly provided in Sections 8.2 and 8.6 hereof. In no event, however, shall the Administrative Agent be required to take any action in violation of applicable law or of any provision of any Credit Document, and the Administrative Agent shall in all cases be fully justified in failing or refusing -80-

to act hereunder or under any other Credit Document unless it shall be first indemnified to its reasonable satisfaction by the Lenders against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall be entitled to assume that no Default or Event of Default exists unless notified to the contrary by a Lender, the Parent or the Borrower. In all cases in which this Agreement and the other Credit Documents do not require the Administrative Agent to take certain actions, the Administrative Agent shall be fully justified in using its discretion in failing to take or in taking any action hereunder and thereunder. Any instructions of the Required Lenders, or of any other group of Lenders called for under the specific provisions of the Credit Documents, in each case, shall be binding upon all the Lenders and the holders of the Obligations. Section 10.4. Consultation with Experts . The Administrative Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. Section 10.5. Liability of Administrative Agent; Credit Decision . Neither the Administrative Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection with the Credit Documents (i) with the consent or at the request of the Required Lenders or all of the Lenders, as applicable, or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement, any other Credit Document or any Credit Event; (ii) the performance or observance of any of the covenants or agreements of the Borrower or any Guarantor contained herein or in any other Credit Document; (iii) the satisfaction of any condition specified in Section 6 hereof, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectability hereof or of any other Credit Document or of any other documents or writing furnished in connection with any Credit Document; and the Administrative Agent makes no representation of any kind or character with respect to any such matter mentioned in this sentence. The Administrative Agent may execute any of its duties under any of the Credit Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, the L/C Issuers, the Borrower, or any Guarantor or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) reasonably believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Administrative Agent shall have no responsibility for confirming the accuracy of any Compliance Certificate or other document or instrument received by it under the Credit Documents. The Administrative Agent may treat the payee of any Obligation as the holder thereof until written notice of transfer shall have been filed with the Administrative Agent signed by such payee in form satisfactory to the Administrative Agent. Each Lender and each L/C Issuer acknowledges that it has independently and without reliance on the Administrative Agent or any other Lender or any L/C Issuer, and based upon such information, investigations and inquiries as it deems appropriate, made its own credit analysis and decision to extend credit to -81-

the Borrower in the manner set forth in the Credit Documents. It shall be the responsibility of each Lender and each L/C Issuer to keep itself informed as to the creditworthiness of the Borrower and the Guarantors, and the Administrative Agent shall have no liability to any Lender or the L/C Issuer with respect thereto. Section 10.6. Indemnity . The Lenders shall ratably, in accordance with their respective Percentages, indemnify and hold the Administrative Agent, and its directors, officers, employees, agents and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Credit Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Lenders under this Section 10.6 shall survive termination of this Agreement. The Administrative Agent shall be entitled to offset amounts received for the account of a Lender under this Agreement against unpaid amounts due from such Lender to the Administrative Agent, any L/C Issuer or Swingline Lender hereunder (whether as fundings of participations, indemnities or otherwise), but shall not be entitled to offset against amounts owed to the Administrative Agent, any L/C Issuer or Swingline Lender by any Lender arising outside of this Agreement and the other Credit Documents. Section 10.7. Resignation of Administrative Agent and Successor Administrative Agent . (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent Borrower, to appoint a successor, which shall be a bank with an office in the United States of America, or an Affiliate of any such bank with an office in the United States of America; provided that the Borrower’s consent shall not be required upon the occurrence and during the continuance of an Event of Default. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date” ), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date” ), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date, (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the -82-

other Credit Documents, and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation hereunder and under the other Credit Documents, the provisions of this Section 10 and Section 12.15 hereof shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective related parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. Section 10.8. L/C Issuers and Swingline Lender. Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Swingline Lender shall act on behalf of the Lenders with respect to the Swingline Loans made hereunder. Each L/C Issuer and the Swingline Lender shall each have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 10 with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit or by the Swingline Lender in connection with Swingline Loans made or to be made hereunder as fully as if the term “Administrative Agent” , as used in this Section 10, included the L/C Issuers and the Swingline Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such L/C Issuer or the Swingline Lender, as applicable; provided that with respect to such unpaid amounts owed to any L/C Issuer or Swingline Lender solely in its capacity as such, only the Lenders party to the Revolving Facility shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Lenders’ Revolver Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each such Lender’s share of the Revolving Credit Exposure at such time). Any resignation by the Person then acting as Administrative Agent pursuant to Section 10.7 hereof shall also constitute its resignation or the resignation of its Affiliate as an L/C Issuer and Swingline Lender except as it may otherwise agree. If such Person then acting as an L/C Issuer so resigns, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Revolving Loans or fund risk participations in Reimbursement Obligations pursuant to Section 1.3 hereof. If such Person then acting as Swingline Lender resigns, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, -83-

including the right to require the Lenders to make Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 1.2(b) hereof. Upon the appointment by the Borrower of a successor L/C Issuer or Swingline Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swingline Lender, as applicable (other than any rights to indemnity payments or other amounts that remain owing to the retiring L/C Issuer or Swingline Lender), and (ii) the retiring L/C Issuer and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents other than with respect to its outstanding Letters of Credit and Swingline Loans, and (iii) upon the request of the resigning L/C Issuer, the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the resigning L/C Issuer to effectively assume the obligations of the resigning L/C Issuer with respect to such Letters of Credit. Section 10.9. Authorization to Release Guaranties. The Administrative Agent is hereby irrevocably authorized by each of the Lenders, each L/C Issuer, and their Affiliates to release any Subsidiary from its obligations as a Guarantor if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Credit Documents. Upon the Administrative Agent’s request, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Person from its obligations as a Guarantor under the Credit Documents. Section 10.10. Authorization of Administrative Agent to File Proofs of Claim In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrower or any Guarantor, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under the Loan Credit Documents including, but not limited to, Sections 2.1, 9.3, 1.12, and 12.15) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall -84-

consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.1 and 12.15. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or L/C Issuer in any such proceeding. Section 10.11. Designation of Additional Agents . The Administrative Agent shall have the continuing right, for purposes hereof, at any time and from time to time to designate one or more of the Lenders (and/or its or their Affiliates) as “syndication agents,” “documentation agents,” “book runners,” “lead arrangers,” “arrangers,” or other designations for purposes hereto, but such designation shall have no substantive effect, and such Lenders and their Affiliates shall have no additional powers, duties or responsibilities as a result thereof. Section 10.12. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and any of its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any Guarantor, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR §2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, and this -85-

Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and any of its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that: (i) none of the Agent or any of its Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto), (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other Person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E), (iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the obligations), (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement is a fiduciary under ERISA or the Internal Revenue Code, or both, with respect to the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and -86-

(v) no fee or other compensation is being paid directly to the Administrative Agent, any Joint Lead Arranger or the Book Runner listed on the cover page hereof, or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, or this Agreement. (c) The Agent hereby informs the Lenders that it is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that it has a financial interest in the transactions contemplated hereby in that it or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement, (ii) may recognize a gain if it extended the Loans, the Revolving Credit Commitments, or commitment to advance any New Term Loan for an amount less than the amount being paid for an interest in the Loans, the Revolving Credit Commitments, or commitment to advance any New Term Loan by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Credit Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. SECTION 11. THE GUARANTEES . Section 11.1. The Guarantees . To induce the Lenders and the L/C Issuers to provide the credits described herein and in consideration of benefits expected to accrue to each Guarantor by reason of the Revolving Credit Commitments and for other good and valuable consideration, receipt of which is hereby acknowledged, each Guarantor hereby unconditionally and irrevocably guarantees jointly and severally to the Administrative Agent, the Lenders, the Swingline Lender, the L/C Issuers, and each other holder of an Obligation, the due and punctual payment of all present and future indebtedness of the Borrower evidenced by or arising out of the Credit Documents, Obligations including, but not limited to, the due and punctual payment of principal of and interest on the Loans, Swingline Loans and Reimbursement Obligations and the due and punctual payment of all other Obligations now or hereafter owed by the Borrower under the Credit Documents and, in the case of the US Guarantors only, the due and punctual payment of all Swap Obligations and Bank Product Obligations, in each case as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, according to the terms hereof and thereof (including all interest, costs, fees, and charges after the entry of an order for relief against the Borrower, Parent or such other obligor in a case under the United States Bankruptcy Code or any similar proceeding, whether or not such interest, costs, fees and charges would be an allowed claim against the Borrower, Parent or any such other obligor in any such proceeding) ; provided, however, that, with respect to any US Guarantor, Swap Obligations guaranteed by such US Guarantor shall exclude all Excluded Swap Obligations. In case of failure by the Borrower or other obligor punctually to pay any indebtedness , liability, or other Obligations guaranteed hereby, each Guarantor hereby unconditionally agrees jointly and severally to make such payment or to cause such payment to be made punctually as and when the -87-

same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by the Borrower, Parent or such other obligor. Section 11.2. Guarantee Unconditional . The obligations of each Guarantor as a guarantor under this Section 11 shall constitute a guaranty of payment and not collection and shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by: (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or of any other Guarantor under this Agreement or , any other Credit Document , any Bank Product Agreement, Hedge Agreement or by operation of law or otherwise; (b) any modification or amendment of or supplement to this Agreement or , any other Credit Document , any Bank Product Agreement or Hedge Agreement ; (c) any change in the corporate existence, structure or ownership of, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting, the Borrower, any other Guarantor, or any of their respective assets, or any resulting release or discharge of any obligation of the Borrower or of any other Guarantor contained in any Credit Document; (d) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Administrative Agent, any Lender, any L/C Issuer or any other Person, whether or not arising in connection herewith; (e) any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against the Borrower, any other Guarantor or any other Person or Property; (f) any application of any sums by whomsoever paid or howsoever realized to any obligation of the Borrower, regardless of what obligations of the Borrower remain unpaid; (g) any invalidity or unenforceability relating to or against the Borrower or any other Guarantor for any reason of this Agreement or of , any other Credit Document , any Bank Product Agreement or any Hedge Agreement or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other Guarantor of the principal of or interest on any Loan, Swingline Loan, or any Reimbursement Obligation or any other amount payable by it under the Credit Documents , any Bank Product Agreement or any Hedge Agreement ; or (h) any other act or omission to act or delay of any kind by the Administrative Agent, any Lender, any L/C Issuer, or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or -88-

equitable discharge of the obligations of a Guarantor under this Section 11 or the Borrower under this Agreement. Section 11.3. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances . Each Guarantor’s obligations under this Section 11 shall remain in full force and effect until the Revolving Credit Commitments are terminated and the principal of and interest on the Obligations and all other amounts payable by the Borrower under this Agreement and all other Credit Documents shall have been paid in full or such Guarantor is released pursuant to Section 11.9. If at any time any payment of the principal of or interest on any Obligation or any other amount payable by the Borrower under the Credit Documents , any Bank Product Agreement, or any Hedge Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or of a Guarantor, or otherwise, each Guarantor’s obligations under this Section 11 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time. Section 11.4. Waivers . (a) General. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by the Administrative Agent, any Lender, any L/C Issuer, or any other Person against the Borrower, another Guarantor or any other Person. (b) Subrogation and Contribution. Unless and until the Obligations have been fully paid and satisfied and the Revolving Credit Commitments have terminated, each Guarantor hereby irrevocably waives any claim or other right it may now or hereafter acquire against the Borrower or any other Guarantor that arises from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Section 11 or any other Credit Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Administrative Agent, any Lender, any L/C Issuer, or any other holder of an Obligation against the Borrower or any other Guarantor whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Guarantor directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other right. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable by the Borrower hereunder and the other Credit Documents and (y) the termination of the Revolving Credit Commitments and expiration of all Letters of Credit, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and the L/C Issuers (and their Affiliates) and shall forthwith be paid to the Administrative Agent for the benefit of the Lenders (and their Affiliates) or be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement. Section 11.5. Limit on Recovery . Notwithstanding any other provision hereof, the right to recovery of the holders of the Obligations against each Guarantor under this Section 11 shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations -89-

under this Section 11 void or voidable under applicable law, including without limitation fraudulent conveyance law. Section 11.6. Stay of Acceleration . If acceleration of the time for payment of any amount payable by the Borrower or any other obligor under this Agreement or , any other Credit Document , any Bank Product Agreement, or any Hedge Agreement is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or such other obligor, all such amounts otherwise subject to acceleration under the terms of this Agreement or , the other Credit Documents , any Bank Product Agreement, or any Hedge Agreement shall nonetheless be payable jointly and severally by the Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders. Section 11.7. Benefit to Guarantors . The Borrower and the Guarantors are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of the Borrower has a direct impact on the success of each Guarantor. Each Guarantor will derive substantial direct and indirect benefit from the extensions of credit hereunder. Section 11.8. Guarantor Covenants. Each Guarantor shall take such action as the Borrower is required by this Agreement to cause such Guarantor to take, and shall refrain from taking such action as the Borrower is required by this Agreement to prohibit such Guarantor from taking. Section 11.9 Release of Guarantors. Any Guarantor shall be released from its obligations under this Section 11 if such Guarantor ceases to be a Subsidiary as a result of a transaction or a series of transactions permitted under this Agreement. Section 11.10 German Guarantor Limitations. (a) The Lenders, acting through the Administrative Agent, agree not to enforce against a Guarantor incorporated in Germany and constituted in the form of a GmbH (a " German GmbH Guarantor ") or GmbH & Co. KG ((a " German GmbH & Co. KG Guarantor ", and together with any German GmbH Guarantor hereinafter referred to as a “ German Guarantor ”) any payment obligation arising out of the guaranty contained in this Section 11 (the " Payment Obligation ") if and to the extent such guarantee secures obligations of an affiliated company ( verbundenes Unternehmen ) of such German Guarantor within the meaning of section 15 of the German Stock Corporation Act ( Aktiengesetz ) (other than any of the German Guarantor's subsidiaries) if and to the extent the enforcement of the Payment Obligation would otherwise lead to a situation where that German Guarantor or, in the case of a German GmbH & Co. KG Guarantor, its general partner ( persönlich haftender Gesellschafter ) does not have sufficient net assets ( Reinvermögen ) (i.e. the amount of its net assets ( Reinvermögen ) is less than its registered share capital (Stammkapital )) or if the amount of its net assets ( Reinvermögen ) have already fallen below the amount of its registered share capital ( Stammkapital ), further increase of such shortfall. (b) For the purposes of this Section 11.10, net assets ( Reinvermögen ) means the assets calculated on the basis of the balance sheet items listed in Section 266(2) A. B., C., D. and E. of the German Commercial Code ( Handelsgesetzbuch ) minus liabilities and accruals -90-

(Rückstellungen ) within the meaning of section 266(3) B. (but disregarding any provisions in respect of the guarantee under this Section 11 which will be dissolved or deleted because of the accounting exchange on the liability side ( Passivtausch ) as a consequence of the respective enforcement of the Payment Obligation), C., D. and E. of the German Commercial Code (Handelsgesetzbuch ), to maintain its stated share capital ( Stammkapital ) as required by section 30 of the German Act on Limited Liability Companies ( GmbHG ) provided that for the purposes of calculating the amount not to be enforced (if any) the following balance sheet items shall be adjusted as follows: For the purposes of calculating the net assets of the German Guarantor (or, in the case of a GmbH & Co. KG, of its general partner ( persönlich haftender Gesellschafter )) the following balance sheet items shall be adjusted as follows: (i) the amount of any increase of stated share capital ( Stammkapital ) of such German Guarantor (or, in the case of a German GmbH & Co. KG Guarantor, the stated share capital of its general partner ( persönlich haftender Gesellschafter )) after the date hereof which: (1) is not permitted under the Credit Documents; and (2) has been effected without the prior written consent of the Administrative Agent, shall be deducted from the stated share capital ( Stammkapital ); (ii) loans and other contractual liabilities of the German Guarantor owed by the German Guarantor to a shareholder if and to the extent the shareholder has entered into a subordination agreement with the effect that his respective claims against the German Guarantor will be held as being subordinated pursuant to para 39 nr. 5 InsO shall be disregarded; (iii) in case the registered share capital of the relevant German Guarantor or, in case of a German GmbH & Co. KG Guarantor, its general partner ( persönlich haftender Gesellschafter ), is not fully paid up ( nicht voll eingezahlt ), the amount which has not been paid up shall be deducted from the relevant registered share capital; (iv) loans and other contractual liabilities incurred by such German Guarantor and/or in the case of a German GmbH & Co. KG Guarantor, by its general partner (persönlich haftender Gesellschafter ) in violation of the provisions of any of the Credit Documents shall be disregarded; and (v) all assets of the German Guarantor (or, in case of a German GmbH & Co. KG Guarantor of its general partner ( persönlich haftender Gesellschafter )) shall be taken at their book value. In addition, if and to the extent legally permitted and commercially justifiable, in respect of the business of the German Guarantor (or, in case of a German GmbH & Co. KG Guarantor of its general partner ( persönlich haftender Gesellschafter )), -91-

the German Guarantor (or, in case of a German GmbH & Co. KG Guarantor of its general partner ( persönlich haftender Gesellschafter )) shall, in a situation where the German Guarantor (or, in case of a German GmbH & Co. KG Guarantor its general partner) does not have sufficient assets to maintain its registered share capital realize any and all of its assets that are shown in the balance sheet with a book value ( Buchwert ) that is significantly lower than the market value of the assets, provided such asset is not necessary for the German Guarantor's (or, in case of a German GmbH & Co. KG Guarantor its general partner's) business ( betriebsnotwendig) (the " Realizable Assets "), unless the Agent states explicitly that this is not required. Unless deviations are required by mandatory law, the relevant net assets are to be determined in accordance with generally accepted accounting principles observing the accountings principles applied in the previous years for the creation of the non-consolidated financial statement. (c) The limitations set out in clause (a) above shall not apply: (i) if the relevant Payment Obligation does result from borrowings drawn by or on-lent, or otherwise passed on to the relevant German Guarantor or any of its subsidiaries and has not been repaid by such German Guarantor or its subsidiaries; (ii) if and as long as a domination agreement ( Beherrschungsvertrag ) or a profit transfer agreement ( Gewinnabführungsvertrag ) (each as defined in section 291 of the Stock Corporation Act (AktG)), between the relevant German Guarantor and the affiliate whose obligations are guaranteed under this Section 11, either directly or through an unbroken chain of domination and/or profit transfer agreements, is legally binding and effective, to the extent that the German Guarantor has a (legally and commercially) valid claim for reimbursement against the affiliate whose obligations are guaranteed under this Section 11. (d) The limitations set out in clause (a) above only apply if and to the extent that: (i) within 10 Business Days following the notification by the Lenders (acting through the Administrative Agent) of their intention to enforce the Payment Obligation (the " Enforcement Notice "), the managing director(s) on behalf of the relevant German Guarantor has/have confirmed in writing to the Administrative Agent to what extent the relevant Obligation does not result from borrowings drawn by or on-lent, or otherwise passed on to the relevant German Guarantor or any of its subsidiaries and the Payment Obligation cannot be enforced as it would, to their best knowledge, cause the net assets of such German Guarantor or, in the case of a German GmbH & Co. KG Guarantor, its general partner ( persönlich haftender Gesellschafter ) to fall below its stated share capital (Stammkapital ) in violation of section 30 GmbHG (taking into account the adjustments set out in subclauses (i) to (iii) of clause (b)) and such confirmation is supported by an updated balance sheet of the respective German Guarantor (or, in case of a German GmbH & Co. KG Guarantor of its general partner ( persönlich haftender Gesellschafter )) based on its latest annual financial statement (the " Management Determination ") and the -92-

Lenders (acting through the Administrative Agent) have not contested this and argued that no or a lower amount would be necessary to maintain its stated share capital (Stammkapital ); or (ii) within 20 Business Days from the date the Agent has contested the Management Determination the Administrative Agent receives a determination by auditors of international standing and reputation appointed by the relevant German Guarantor and selected jointly by the Administrative Agent and such German Guarantor of the amount that would have been necessary on the date the Enforcement Notice is given to maintain its stated share capital ( Stammkapital )) or, in the case of a German GmbH & Co. KG Guarantor, the stated share capital ( Stammkapital ) of its general partner without violation of section 30 GmbHG (the " Auditor's Determination "). If the Administrative Agent and the relevant German Guarantor do not agree on the selection of an auditor within 5 Business Days of the date the Administrative Agent has contested the Management Determination the Administrative Agent is entitled to ask the Institut der Wirtschaftsprüfer in Deutschland e.V. (IDW), Düsseldorf to appoint an auditor of international standing and reputation. The amount determined in the Auditor's Determination shall, subject to clause (e), be (except for manifest error) binding upon all parties, safe for obvious mistakes. The costs of the Auditor’s Determination shall be borne by the relevant German Guarantor. (e) After a Management Determination has been made, the Lenders (acting through the Administrative Agent) shall be entitled to enforce the Payment Obligation up to the amount to which an enforcement is possible pursuant to the Management Determination. After an Auditor's Determination has been made, the Lenders (acting through the Administrative Agent) shall be entitled to enforce the Payment Obligation up to the amount to which an enforcement is possible pursuant to the Auditor's Determination. In addition, the Lenders (acting through the Administrative Agent) shall be entitled to further pursue their claims (if any) by suing the relevant German Guarantor for amounts not permitted to be enforced pursuant to the Auditor's Determination on the basis that an enforcement of such Payment Obligations would not result in a violation of respective German Guarantor's obligations under section 30 GmbHG. (f) If the Administrative Agent has enforced and realized the Payment Obligation without limitation because the Management Calculation and/or the Auditors' Determination (as the case may be) was not delivered within the relevant time, the Administrative Agent shall upon demand of the German Guarantor after delivery of a Management Calculation or Auditors' Certificate (as applicable) repay to the German Guarantor (or, in case of a German GmbH & Co. KG Guarantor to its general partner ( persönlich haftender Gesellschafter )) any amount which according to the Management Calculation and/or the Auditors' Determination has been enforced in excess of the amount enforceable pursuant to this Section 11.10, provided that such demand is made within eighteen months (Ausschlußfrist) after the date this Payment Obligation was enforced. (g) If and to the extent after the date of this Agreement there will be available any non-appealable ruling of a higher regional court (Oberlandesgericht) or the Federal Supreme Court (Bundesgerichtshof) (i) holding that the granting of any upstream and/or crossstream -93-

guarantee may, in case of the enforcement of such guarantee, trigger any liability of the German Guarantor's directors pursuant to Section 64 sentence 3 GmbHG, and (ii) that this liability cannot be avoided by the said directors filing for the opening of insolvency proceedings of the German Guarantor, German GmbH & Co. KG Guarantor or its general partner (persönlich haftender Gesellschafter) for any of the reasons set out in sections 17, 18 and 19 of the German Insolvency Code (Insolvenzordnung), the Lenders and the relevant German Guarantor or German GmbH & Co. KG Guarantor will negotiate in good faith to find a solution which avoids such personal liability of the directors of the German Guarantor (or, in case of a German GmbH & Co. KG Guarantor, its general partner (persönlich haftender Gesellschafter)). The German Guarantor (or, in case of a German GmbH & Co. KG Guarantor, its general partner (persönlich haftender Gesellschafter)) shall take all measures to the extent legally permitted and commercially justifiable in order to increase its liquidity. (h) The limitations set out in this Section 11.10 shall not apply if, at the time of the enforcement of the Payment Obligation, the limitation set out in this Section 11.10 is (as a result of any changes of legislation or the interpretation of applicable law) not or no longer required to avoid a violation of Section 30 GmbHG and/or to protect the managing directors of any German Guarantor (or in case of the German GmbH & Co. KG Guarantor the managing directors of its general partner ( persönlich haftender Gesellschafter )) from the risk of personal liability. SECTION 12. MISCELLANEOUS . Section 12.1. Taxes. (a) Payments Free of Withholding Taxes. Except as otherwise required by law, each payment by the Borrower and each Guarantor under this Agreement or the other Credit Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient and withholding under FATCA) imposed by or within the jurisdiction in which the Borrower or such Guarantor is domiciled, any jurisdiction from which the Borrower or such Guarantor makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Borrower or relevant Guarantor shall make the withholding, pay the amount withheld to the appropriate Governmental Authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the Administrative Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender or the Administrative Agent (as the case may be) would have received had such withholding not been made. If the Administrative Agent or any Lender pays any amount in respect of any such taxes, penalties or interest the Borrower shall reimburse the Administrative Agent or that Lender for that payment on demand in the currency in which such payment was made. If the Borrower or any Guarantor pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender or Administrative Agent on whose account such withholding was made (with a copy to the Administrative Agent if not the recipient of the original) on or before the thirtieth day after payment. If any Lender or the Administrative Agent determines it has received or been granted a credit against or relief or remission for, or repayment of, any taxes paid or payable by it because of any taxes, penalties or interest paid by the Borrower or any Guarantor and evidenced by such a tax receipt, such Lender or Administrative Agent shall, to the extent it can do so without prejudice to the retention of the -94-

amount of such credit, relief, remission or repayment, pay to the Borrower or such Guarantor as applicable, such amount as such Lender or Administrative Agent determines is attributable to such deduction or withholding and which will leave such Lender or Administrative Agent (after such payment) in no better or worse position than it would have been in if the Borrower had not been required to make such deduction or withholding. Nothing in this Agreement shall interfere with the right of each Lender and the Administrative Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or the Administrative Agent to disclose any information relating to its tax affairs or any computations in connection with such taxes. (b) Indemnity. The Borrower shall indemnify each Lender and the Administrative Agent for the full amount of taxes paid by such Lender or the Administrative Agent (as the case may be) eligible for the additional payment under Section 12.1(a) or 12.4 and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such taxes were correctly or legally asserted. Such indemnification shall be made within 30 days after the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. (c) Delivery of Tax Forms. Each Lender organized under the laws of a jurisdiction other than the United States or any state thereof shall deliver to the Borrower, with a copy to the Administrative Agent, on the Effective Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms W-8ECI or Forms W-8BEN-E, as applicable (or successor forms) properly completed and certifying in each case that such Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8BEN-E or W-8ECI or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each such Lender further agrees to deliver to the Borrower, with a copy to the Administrative Agent, a Form W-8BEN-E or W-8ECI, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, certifying in the case of a Form W-8BEN-E or W-8ECI that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Lender notifies the Borrower and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-8BEN-E or W-8ECI, establishing an exemption from United States backup withholding tax. (d) FATCA. If a payment made to a Lender under this Agreement would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or Administrative Agent such documentation prescribed by applicable -95-

law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. Any withholding required by the Code shall be treated for the purposes of this Agreement as having been paid to the relevant Lender. For purposes of determining withholding taxes imposed under FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). Section 12.2. No Waiver of Rights . No delay or failure on the part of the Administrative Agent, any L/C Issuer or any Lender or on the part of the holder or holders of any of the Obligations in the exercise of any power or right under any Credit Document shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise thereof preclude any other or further exercise of any other power or right. The rights and remedies hereunder of the Administrative Agent, the L/C Issuers the Lenders and the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have. Section 12.3. Non-Business Day . If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest. If any report, certificate, document, instrument or agreement is required to be delivered hereunder and the latest date for delivery is not a Business Day, the due date for such delivery shall be extended to the next Business Day. Section 12.4. Documentary Taxes . The Borrower agrees that it will pay on demand any documentary, stamp or similar taxes payable in respect to any Credit Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder. Section 12.5. Survival of Representations . All representations and warranties made herein or in any other Credit Document or in certificates given pursuant hereto shall survive the execution and delivery of this Agreement and the other Credit Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder. -96-

Section 12.6. Survival of Indemnities . All indemnities and all other provisions relative to reimbursement to the Lenders and L/C Issuer of amounts sufficient to protect the yield of the Lenders with respect to the Loans and Letters of Credit, including, but not limited to, Section 1.12, Section 9.3 and Section 12.15 hereof, shall survive the termination of this Agreement and the other Credit Documents and the payment of the Loans, Swingline Loans and all other Obligations. Section 12.7. Sharing of Set-Off . Each Lender agrees with each other Lender party hereto that if such Lender shall receive and retain any payment, whether by set-off (pursuant to Section 12.15 hereof or otherwise) or application of deposit balances or otherwise ( “Set-off” ), on any of the Loans, Swingline Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the Lenders, then such Lender shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans, Swingline Loans or Reimbursement Obligations, or participations therein, held by each such other Lenders (or interest therein) as shall be necessary to cause such Lender to share such excess payment ratably with all the other Lenders; provided, however, that if any such purchase is made by any Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. For purposes of this Section 12.7, amounts owed to or recovered by, an L/C Issuer in connection with Reimbursement Obligations in which Lenders have been required to fund their participation shall be treated as amounts owed to or recovered by such L/C Issuer as a Lender hereunder. The provisions of this Section 12.7 shall not be construed to apply to (a) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (b) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Reimbursement Obligations to any assignee or participant in accordance with the terms of this Agreement. Section 12.8. Notices . (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices under the Credit Documents shall be in writing (including telecopy or other electronic communication) and shall be given to a party hereunder at its address or telecopier number set forth below or such other address or telecopier number as such party may hereafter specify by notice to the Administrative Agent and the Borrower, given by courier, by United States certified or registered mail, or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Credit Documents to the Lenders, L/C Issuer and the Administrative Agent shall be addressed to their respective addresses, telecopier or telephone numbers set forth in its Administrative Questionnaire, and to the Borrower and the Guarantors to: -97-

Jones Lang LaSalle Finance B.V. with a copy to: Jones Lang LaSalle Incorporated Kantoorgebouw Atrium 200 East Randolph Street Strawinskylaan 3103 Chicago, Illinois 60601 Parnassusweg 727, 1077 ZX DG Attention: Global Treasurer Amsterdam , the Netherlands Telecopy: (312) 819-0027 Attention: Managing Director Telephone: (312) 782-5800 Telecopy: 31 20 661 15 66 Website for purposes of Telephone: 31 20 540 54 05 Section 5.1: www.jll.com with a copy of notices of Defaults and Events of Default to: Jones Lang LaSalle Finance B.V. c/o Jones Lang LaSalle Incorporated 200 East Randolph Street Chicago, Illinois 60601 Attention: Global General Counsel Telecopy: (312) 228-2277 Telephone: (312) 782-5800 Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section 12.8 or on the Administrative Questionnaire and a confirmation of receipt of such telecopy has been received by the sender, (ii) if given by courier, when delivered, (iii) if given by mail, three business days after such communication is deposited in the mail, registered with return receipt requested, addressed as aforesaid or (iv) if given by any other means, when delivered at the addresses specified in this Section 12.8 or on the Administrative Questionnaire; provided that any notice given pursuant to Section 1 hereof shall be effective only upon receipt. Notices delivered through electronic communications, to the extent provided in subsection (b) below, shall be effective as provided in said subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or L/C Issuer pursuant to Sections 1.2, 1.3 and 1.6 hereof if such Lender or L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Sections by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” -98-

function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. (d) Platform. (i) The Borrower and each Guarantor agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the L/C Issuers and the other Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform” ). (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its related parties (collectively, the “Agent Parties” ) have any liability to the Borrower or any Guarantor, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Guarantor’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower or any Guarantor pursuant to any Credit Document or the transactions contemplated therein which is distributed to the Administrative Agent, any Lender or any L/C Issuer by means of electronic communications pursuant to this Section, including through the Platform. Section 12.9. Counterparts; Integration; Effectiveness . (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6.1 hereof, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature -99-

page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Illinois State Electronic Commerce Security Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 12.10. Successors and Assigns . This Agreement shall be binding upon the Borrower and the Guarantors and their successors and assigns, and shall inure to the benefit of the Administrative Agent, each L/C Issuer and each of the Lenders and the benefit of their respective successors and assigns, including any subsequent holder of any Obligation. The Borrower and the Guarantors may not assign any of their rights or obligations under any Credit Document without the written consent of all of the Lenders and, with respect to any Letter of Credit or the Application therefor, the applicable L/C Issuer (and any attempted such assignment without such consent shall be null and void). Section 12.11. Participants . Each Lender shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made and Reimbursement Obligations and/or Revolving Credit Commitments held by such Lender at any time and from time to time to one or more other Persons (other than a natural Person or the Parent or any of the Parent’s Affiliates or Subsidiaries); provided that no such participation shall relieve any Lender of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section 12.11, and the Administrative Agent shall have no obligation or responsibility to such participant. Any agreement pursuant to which such participation is granted shall provide that the granting Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower and Guarantors under this Agreement and the other Credit Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Credit Documents, except that such agreement may provide that such Lender will not agree to any modification, amendment or waiver of the Credit Documents that would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest. Any party to which such a participation has been granted shall have the benefits of Sections 1.12, 9.3 and 12.1 hereof (subject to the requirements and limitations therein, including the requirements under Section 12.1(c) hereof (it being understood that the documentation required under Section 12.1(c) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.12 hereof; provided that such participant (A) agrees to be subject to the provisions of Sections 1.14 hereof as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 9.3 or 12.1 hereof with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change -100-

in Law that occurs after the participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 1.14 with respect to any of its participants. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 12.16 hereof as though it were a Lender; provided that such participant agrees to be subject to Section 12.7 hereof as though it were a Lender. Each Lender, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register for the recordation of the names and addresses of each participant and the principal amounts (and stated interest) of each participant’s interest (the “Participation Register” ); provided that no Lender shall have any obligation to disclose all or any portion of the Participation Register to any Person (including the identity of any participant or any information relating to a participant’s interest) except to the extent that such disclosure is necessary to establish that such participant’s interest is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. Section 12.12. Assignments . (a) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts . (A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment and the Loans and participation interest in L/C Obligations at the time owing to it (in each case with respect to any Facility) or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned, provided that such Affiliate of a Lender or Approved Fund is a Non-Public Lender; and (B) in any case not described in subsection (a)(i)(A) of this Section 12.12, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes Loans and participation interest in L/C Obligations outstanding thereunder) or, if the Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Loans and participation interest in L/C Obligations of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Effective Date” is specified in the Assignment and Acceptance, as of the Effective Date) shall not be less than $5,000,000 in the case of any assignment in respect of the Revolving Facility, or $1,000,000 in the case of any assignment in respect of any Term Loan Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) Proportionate Amounts . Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Revolving Credit Commitment assigned. -101-

(iii) Required Consents . No consent shall be required for any assignment except to the extent required by Section 12.12(a)(i)(B) hereof and, in addition: (a) the consent of the Borrower (such consent not to be unreasonably withheld or delayed and if it is delayed more than five (5) Business Days it is deemed to be given) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; (b) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed and if it is delayed more than five (5) Business Days it is deemed to be given) shall be required for assignments in respect of (i) the Revolving Facility or any unfunded Commitments with respect to any Term Loan Facility if such assignment is to a Person that is not a Lender with a Commitment in respect of such Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender, or (ii) any Term Loans to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; (c) the consent of the L/C Issuers (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and (d) the consent of the Swingline Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Swingline loans (whether or not then outstanding). (iv) Assignment and Acceptance . The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided that if an Affected Lender does not execute and deliver an Assignment and Acceptance within five (5) Business Days of request by the Borrower or the Administrative Agent to do so in connection with any substitution being made pursuant to Section 1.14, such Affected Lender shall be deemed to have executed and delivered such Assignment and Acceptance and any other documentation necessary or desirable to consummate any assignment contemplated by Section 1.14 without any action on the part of the Affected Lender. (v) No Assignment to Borrower, Parent or Defaulting Lender . No such assignment shall be made to (A) the Parent or any of its Affiliates or Subsidiaries or (B) any Defaulting Lender or any of its Affiliates or Subsidiaries. (vi) No Assignment to Natural Persons . No such assignment shall be made to a natural person. -102-

(vii) No such assignment shall result in a reduction in the total Revolving Credit Commitments. (viii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by such Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each L/C Issuer, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 12.12(b) hereof, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 12.6 and 12.15 hereof with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.12 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.11 hereof. (b) Register . The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Chicago, Illinois, a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register” ). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. -103-

(c) Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or grant to a Federal Reserve Bank or other central bank having jurisdiction over the Lender, and this Section 12.12 shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or secured party for such Lender as a party hereto; provided further, however, the right of any such pledgee or grantee (other than any Federal Reserve Bank) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement. (d) Notwithstanding anything to the contrary herein, if at any time the Swingline Lender assigns all of its Revolving Credit Commitment and Revolving Loans pursuant to subsection (a) above, the Swingline Lender may terminate the Swingline. In the event of such termination of the Swingline, the Borrower shall be entitled to appoint another Lender to act as the successor Swingline Lender hereunder (with such Lender’s consent); provided, however, that the failure of the Borrower to appoint a successor shall not affect the resignation of the Swingline Lender. If the Swingline Lender terminates the Swingline, it shall retain all of the rights of the Swingline Lender provided hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such termination, including the right to require Lenders to make Revolving Loans or fund participations in outstanding Swingline Loans pursuant to Section 1.3 hereof. Notwithstanding anything to the contrary contained herein, if at any time an L/C Issuer assigns all of its Revolving Credit Commitment and Revolving Loans pursuant to subsection (a) above, such L/C Issuer may, upon thirty days’ notice to the Borrower and the Administrative Agent, resign as an L/C Issuer. In the event of any such resignation as L/C Issuer, the Borrower shall be entitled to appoint from among the Lenders (with the written consent of the appointed Lender and Administrative Agent) a successor L/C Issuer hereunder; provided, however , that no failure by the Borrower to appoint any such successor shall affect the resignation of such L/C Issuer. Such resigning L/C Issuer shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to fund risk participations pursuant to this Agreement). Upon the appointment of a successor L/C Issuer, (1) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and (2) the successor or any other L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements reasonably satisfactory to such resigning L/C Issuer to effectively assume the obligations of such resigning L/C Issuer with respect to such Letters of Credit. -104-

Section 12.13. Amendments . Any provision of the Credit Documents may be amended, waived or modified if, but only if, such amendment, waiver or modification is in writing and is signed by (a) the Borrower, (b) the Required Lenders, and (c) if the rights or duties of the Administrative Agent, the L/C Issuers or the Swingline Lender are affected thereby, the Administrative Agent, the L/C Issuers, or the Swingline Lender, as applicable; provided that: (i) no amendment, waiver or modification pursuant to this Section 12.13 shall (A) increase or extend any Revolving Credit Commitment of any Lender without the consent of such Lender or (B) reduce the amount of or postpone any fixed date for payment of any principal of or interest (except as provided in Section 9.2(b)) on any Loan, Swingline Loan or Reimbursement Obligation or of any fee payable hereunder without the consent of the Lender to which such payment is owing or which has committed to make such Loan, Swingline Loan or Letter of Credit (or participate therein) hereunder; (ii) no amendment, waiver or modification pursuant to this Section 12.13 shall, unless signed by each Lender, change any provision of Sections 8.5 or 12.7 hereof, this Section 12.13, or the definitions of Alternative Currency, Borrower, Termination Date or Required Lenders, or affect the number of Lenders required to take any action under the Credit Documents, or release any Guarantor (other than pursuant to the terms hereof) from its guaranty of any Obligations; (iii) no amendment to Section 11 hereof shall be made without the consent of the Guarantor(s) affected thereby; and (iv) the Borrower and the Administrative Agent may, without the input or consent of any other Lender, effect amendments to this Agreement and the other Credit Documents as may be necessary in the reasonable opinion of the Borrower and the Administrative Agent solely to effect the provisions of Section 1.15 hereof; provided that no such amendment shall increase the obligations of any Lender without such Lender’s consent. Notwithstanding anything to the contrary herein, (1) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Revolving Credit Commitment of any Defaulting Lender may not be increased or extended and the principal amount of Loans or Reimbursement Obligations held by any Defaulting Lender may not be decreased, in each case without the consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender, (2) if the Administrative Agent and the Borrower have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Credit Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision, (3) guarantees, collateral security documents and related documents executed by the Borrower or -105-

any Guarantor in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be amended, supplemented or waived without the consent of any Lender if such amendment, supplement or waiver is delivered in order to (x) comply with local law or advice of local counsel, (y) cure ambiguities, omissions, mistakes or defects or (z) cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Credit Documents. Section 12.14. Headings . Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement. Section 12.15. Legal Fees, Other Costs and Indemnification . The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation and negotiation of the Credit Documents, including without limitation, the reasonable and documented fees and disbursements of Chapman and Cutler LLP and one local foreign counsel to the Administrative Agent, in connection with the preparation and execution of the Credit Documents, and any amendment, waiver or consent related hereto, whether or not the transactions contemplated herein are consummated. The Borrower further agrees to indemnify the Administrative Agent, each L/C Issuer, each Lender, each of their respective Affiliates and any security trustee therefor, and their and their Affiliates’ respective directors, officers, employees, agents, financial advisors, and consultants (each such Person being called an “Indemnitee” ) against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable fees and disbursements of counsel for any such Indemnitee and all reasonable expenses of litigation or preparation therefor, whether initiated by a third party or by the Borrower, any Subsidiary, any Affiliate of the Parent or any of their respective equity holders or creditors and whether or not the Indemnitee is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Credit Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Loan, Swingline Loan or Letter of Credit; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or its or its Affiliates’ directors, officers, employees, agents, financial advisors or consultants (each a “ Related Indemnitee ”), (y) result from a claim brought by the Borrower against an Indemnitee or its Related Indemnitees for breach in bad faith of such Indemnitee’s or its Related Indemnitee’s obligations hereunder or under any other Loan Credit Document, if such Loan Party the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) results from a dispute solely between Indemnitees and not (1) involving any action or inaction by the Parent or any of its Subsidiaries or (2) relating to any action of such Indemnitee in its capacity as Administrative Agent or L/C Issuer. The Borrower, upon demand by the Administrative Agent, an L/C Issuer, or a Lender at any time, shall reimburse the Administrative Agent, such L/C Issuer, or such Lender for any legal or other expenses (including, without limitation, all reasonable and documented fees and disbursements of counsel for any such Indemnitee) incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except to the extent the same (i) is directly due to the gross negligence or willful misconduct of -106-

the party to be indemnified (in any case, determined by a court of competent jurisdiction by a final non-appealable judgment), (ii) result from a claim brought by the Borrower against an Indemnitee or its Related Indemnitees for breach in bad faith of such Indemnitee’s or its Related Indemnitee’s obligations hereunder or under any other Loan Credit Document, if such Loan Party the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (iii) results from a dispute solely between Indemnitees and not (1) involving any action or inaction by the Parent or any of its Subsidiaries or (2) relating to any action of such Indemnitee in its capacity as Administrative Agent or L/C Issuer. Each party hereto agrees not to assert any claim against any other party hereto or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any Commitment, Loan, or Letter of Credit, the actual or proposed use of proceeds of any Loan or Letter of Credit, any Credit Document, or any of the transactions contemplated thereby; provided, however, that none of the foregoing limitations in this sentence shall be deemed to limit, impair or otherwise affect the Borrower’s indemnity obligations under the preceding provisions of this Section 12.15. Section 12.16. Set Off . In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender, each L/C Issuer and each subsequent holder of any Obligation, and each of their respective affiliates, is hereby authorized by the Borrower and each Guarantor at any time or from time to time, without notice to the Borrower, to the Guarantors or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts or other accounts of the Borrower or any Guarantor in a fiduciary capacity, and in whatever currency denominated) and any other indebtedness at any time held or owing by that Lender, that L/C Issuer or that subsequent holder to or for the credit or the account of the Borrower or any Guarantor, whether or not matured, against and on account of the obligations and liabilities of the Borrower or any Guarantor to that Lender, that L/C Issuer or that subsequent holder under the Credit Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Credit Documents, irrespective of whether or not (a) that Lender, that L/C Issuer or that subsequent holder shall have made any demand hereunder or (b) the principal of or the interest on the Loans or Notes and other amounts due hereunder shall have become due and payable pursuant to Section 8 hereof and although said obligations and liabilities, or any of them, may be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 1.16 hereof and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuers, and the Lenders, and (y) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Section 12.17. Currency. Each reference in this Agreement to U.S. Dollars or to an Alternative Currency (the “relevant currency” ) is of the essence. To the fullest extent permitted -107-

by law, the obligation of the Borrower and each Guarantor in respect of any amount due in the relevant currency under this Agreement shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the Person entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such Person receives such payment. If the amount of the relevant currency so purchased is less than the sum originally due to such Person in the relevant currency, the Borrower or relevant Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Person against such loss, and if the amount of the specified currency so purchased exceeds the sum of (a) the amount originally due to the relevant Person in the specified currency plus (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Person under Section 12.7 hereof, such Person agrees to remit such excess to the Borrower. Section 12.18. Entire Agreement . The Credit Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior or contemporaneous agreements, whether written or oral, with respect thereto are superseded thereby. Section 12.19. Governing Law . This Agreement and the other Credit Documents, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Illinois. Section 12.20. Submission to Jurisdiction; Waiver of Jury Trial . The Borrower and each Guarantor hereby submits to the exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement, the other Credit Documents or the transactions contemplated hereby or thereby. The Borrower and each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Borrower, each Guarantor, the Administrative Agent, each L/C Issuer and each Lender hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to any Credit Document or the transactions contemplated thereby. The Borrower and each Guarantor (other than the Parent) hereby irrevocably designates, appoints and empowers the Parent as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason the Parent shall cease to be available to act as such, the Borrower and each Guarantor (other than the Parent) agrees to designate a new designee, appointee and agent in Chicago, Illinois on the terms and for the purposes of this provision satisfactory to the Administrative Agent under this Agreement. The Borrower and each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or -108-

ineffective. Nothing herein shall affect the right of the Administrative Agent, any L/C Issuer, any Lender or the holder of any Obligation to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower or any Guarantor in any other jurisdiction. Section 12.21. Limitation of Liability . In addition to, and not in limitation of, any limitation on liability provided by law or by any contract, agreement, instrument or document, the liability of each Guarantor that is a partnership shall be limited to the assets of such Guarantor, and no present or future partner of any such Guarantor shall have any personal liability under this Agreement, except if such partner is itself a Guarantor or the Borrower. Section 12.22. Confidentiality . The Administrative Agent, each Lender and each L/C Issuer agree to keep confidential any confidential written information provided to it by or on behalf of the Borrower or the Parent pursuant to or in connection with this Agreement; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to potential Lenders, participants, assignees or any potential counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any of its affiliates or any of their respective obligations, in each case, who agree to be bound by the terms of this Section (or substantially similar language to this Section), (iii) to its employees and Affiliates involved in the administration of this Agreement, directors, attorneys, accountants and other professional advisors (each of which shall be instructed to hold the same in confidence), (iv) in response to the request or demand of any Governmental Authority or in connection with any ordinary course exam, audit or inquiry of any regulatory or self-regulatory body having or claiming jurisdiction or oversight over such Lender or that of any of its businesses, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any law, regulation or legal process, provided, however, that such Lender and such L/C Issuer, to the extent legally permitted to do so, will use its best efforts to notify the Parent prior to any disclosure of information contemplated by this subparagraph (v), (vi) which has been publicly disclosed other than in breach of this Agreement, or (vii) in connection with the exercise of any remedy hereunder or under any Credit Document. Section 12.23. Severability of Provisions. Any provision of any Credit Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Agreement and the other Credit Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and other Credit Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Credit Documents invalid or unenforceable. Section 12.24. Excess Interest . Notwithstanding any provision to the contrary contained herein or in any other Credit Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the maximum amount of interest permitted -109-

by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans, Swingline Loans or other obligations outstanding under this Agreement or any other Credit Document ( “Excess Interest” ). If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Credit Document, then in such event (a) the provisions of this Section 12.24 shall govern and control, (b) neither the Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest, (c) any Excess Interest that the Administrative Agent or any Lender may have received hereunder shall, at the option of the Administrative Agent, be (i) applied as a credit against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law), (ii) refunded to the Borrower, or (iii) any combination of the foregoing, (d) the interest rate payable hereunder or under any other Credit Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws (the “Maximum Rate” ), and this Agreement and the other Credit Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate, and (e) neither the Borrower nor any guarantor or endorser shall have any action against the Administrative Agent or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any of Borrower’s Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on the Borrower’s Obligations shall remain at the Maximum Rate until the Lenders have received the amount of interest which such Lenders would have received during such period on the Borrower’s Obligations had the rate of interest not been limited to the Maximum Rate during such period. Section 12.25. Construction . The parties acknowledge and agree that the Credit Documents shall not be construed more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of the Credit Documents. NOTHING CONTAINED HEREIN SHALL BE DEEMED OR CONSTRUED TO PERMIT ANY ACT OR OMISSION WHICH IS PROHIBITED BY THE TERMS OF ANY CREDIT DOCUMENT , THE COVENANTS AND AGREEMENTS CONTAINED HEREIN BEING IN ADDITION TO AND NOT IN SUBSTITUTION FOR THE COVENANTS AND AGREEMENTS CONTAINED IN THE CREDIT DOCUMENTS . Section 12.26. Lender’s and L/C Issuers’ Obligations Several . The obligations of the L/C Issuers and the Lenders hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Lenders or any L/C Issuer pursuant hereto shall be deemed to constitute the Lenders and L/C Issuer a partnership, association, joint venture or other entity. Section 12.27. No Advisory or Fiduciary Responsibility . In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document), the Borrower and each Guarantor acknowledges and agrees and acknowledges its Affiliates’ understanding that (i) (A) the services regarding this Agreement provided by the Administrative Agent and/or the Lenders are arm’s-length commercial transactions between the Borrower, each Guarantor and their respective -110-

Affiliates, on the one hand, and the Administrative Agent and the Lenders, on the other hand, (B) each of the Borrower and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate, and (C) the Borrower and each Guarantor is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents; (ii) (A) each of the Administrative Agent and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any Guarantor or any of their respective Affiliates, or any other Person, and (B) neither the Administrative Agent nor any Lender has any obligation to the Borrower, any Guarantor or any of their Affiliates with respect to the transaction contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; and (iii) the Administrative Agent, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the Guarantors and their respective Affiliates, and each of the Administrative Agent and the Lenders has no obligation to disclose any of such interests to the Borrower, any Guarantor or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and each Guarantor hereby waives and releases any claims that it may have against the Administrative Agent or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 12.28. USA Patriot Act . Each Lender and L/C Issuer that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act” ) hereby notifies the Borrower and each Guarantor that pursuant to the requirements of the Act, it is required to obtain, verify, and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower and each Guarantor and other information that will allow such Lender and L/C Issuer to identify the Borrower and each Guarantor in accordance with the Act. Section 12.29. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; -111-

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Credit Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. Section 12.30. Amendment and Restatement. This Agreement shall become effective on the Effective Date and shall supersede all provisions of the Existing Credit Agreement as of such date. From and after the Effective Date, (a)(i) the commitments of those Lenders under the Existing Credit Agreement that are continuing as Lenders under this Agreement (the “Continuing Lenders” ) shall be amended as set forth on Schedule 1 hereto and (ii) the commitments of those “Lenders” under the Existing Credit Agreement that are not continuing as Lenders under this Agreement (the “Non-Continuing Lenders” ) shall automatically be terminated and cease to have any further force or effect without further action by any Person, and shall be replaced with the respective Commitments of such Continuing Lenders and of those Lenders party to this Agreement that were not “Lenders” under the Existing Credit Agreement immediately prior to the Effective Date (the “New Lenders” ); (b) all outstanding “Revolving Loans” of the Non-Continuing Lenders shall be repaid in full (together with all interest accrued thereon and amounts payable pursuant to Section 1.12 hereof of the Existing Credit Agreement in connection with such payment, and all fees accrued under the Existing Credit Agreement through the Effective Date) on the Effective Date (and the Borrower shall pay to each Continuing Lender all amounts, if any, payable pursuant to Section 1.12 hereof of the Existing Credit Agreement as if the outstanding Revolving Loans had been prepaid on the Effective Date); and (c) all outstanding “Revolving Loans” of the Continuing Lenders and all interests in outstanding “Letters of Credit” under the Existing Credit Agreement shall remain outstanding as the initial Revolving Loans and Letters of Credit hereunder. The Continuing Lenders and New Lenders each agree to make such purchases and sales of interests in the Revolving Loans and L/C Obligations outstanding on the Effective Date between themselves so that each Continuing Lender and New Lender is then holding its relevant Revolver Percentage of outstanding Revolving Loans and risk participation interests in outstanding L/C Obligations based on their Revolving Credit Commitments as in effect after giving effect hereto (such purchases and sales shall be arranged through the Administrative Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith), with all subsequent extensions of credit under this Agreement (including, without limitation, participations in respect of all Swing Swingline Loans and Letters of Credit) to be made in accordance with the respective Revolving Credit Commitments of the Lenders from time to time party to this Agreement as provided herein. All references made to the Existing Credit Agreement in any Credit Document or in any other instrument or document shall, without more, be deemed to refer to this Agreement. This Agreement amends and restates the Existing Credit Agreement and is not intended to be or operate as a novation or an accord and satisfaction of the -112-

Existing Credit Agreement or the indebtedness, obligations and liabilities of the Borrower, or any Guarantor evidenced or provided for thereunder. [S IGNATURE PAGES TO FOLLOW ] -113-

IN WITNESS WHEREOF , the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written. JONES LANG LASALLE FINANCE B.V. By ____________________________________ Title _________________________________ JONES LANG LASALLE INCORPORATED , as Guarantor By ____________________________________ Title _________________________________ JONES LANG LASALLE CO-INVESTMENT , INC ., as Guarantor By ____________________________________ Title _________________________________ JONES LANG LASALLE INTERNATIONAL , INC ., as Guarantor By ____________________________________ Title _________________________________ LASALLE INVESTMENT MANAGEMENT , INC ., as Guarantor By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

JONES LANG LASALLE AMERICAS , INC ., as Guarantor By ____________________________________ Title _________________________________ JONES LANG LASALLE LIMITED , as Guarantor By ____________________________________ Title _________________________________ JONES LANG LASALLE GMB HSE , as Guarantor By ____________________________________ Title _________________________________ JONES LANG LASALLE NEW ENGLAND LLC, as Guarantor By ____________________________________ Title _________________________________ JONES LANG LASALLE BROKERAGE , INC ., as Guarantor By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

“L ENDERS ” BANK OF MONTREAL , individually as a Lender, as Administrative Agent, Swingline Bank and L/C Issuer By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

BANK OF AMERICA , N.A., as a Lender and L/C Issuer By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

BARCLAYS BANK PLC By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

WELLS FARGO BANK , N.A. By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

JPM ORGAN CHASE BANK , NATIONAL ASSOCIATION By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

FIFTH THIRD BANK By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

PNC BANK , NATIONAL ASSOCIATION By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

HSBC BANK PLC By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

U.S. BANK NATIONAL ASSOCIATION By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

THE BANK OF TOKYO -MITSUBISHI UFJ, LTD ., NEW YORK BRANCH By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

SOCIÉTÉ GÉNÉRALE By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

CAPITAL ONE , N.A. By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

ING BANK N.V., DUBLIN BRANCH By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

THE BANK OF NEW YORK MELLON By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

WESTPAC BANKING CORPORATION By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

NATIONAL AUSTRALIA BANK LIMITED , A.B.N. 12 004 044 937 By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH By ____________________________________ Title _________________________________ By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

THE NORTHERN TRUST COMPANY By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

ASSOCIATED BANK NATIONAL ASSOCIATION By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

COMERICA BANK By ____________________________________ Title _________________________________ Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement

EXHIBIT A NOTICE OF BORROWING Date: ______________, ____ To: Bank of Montreal, as Administrative Agent for the Lenders parties to the Second Amended and Restated Multicurrency Credit Agreement dated as of June 21, 2016 (as extended, renewed, amended or restated from time to time, the “Credit Agreement” ), among Jones Lang LaSalle Finance B.V., the Guarantors party thereto, certain Lenders which are signatories thereto, and Bank of Montreal, as Administrative Agent Ladies and Gentlemen: The undersigned, Jones Lang LaSalle Finance B.V. (the “Borrower” ), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the Borrowing specified below: 1. The Business Day of the proposed Borrowing is ___________, ____. 2. The aggregate amount of the proposed Borrowing is $______________. 3. The Borrowing is to be comprised of $___________ of [Domestic Rate] [Eurocurrency] Loans. 4. The Borrowing is being advanced under the [Revolving] [Term] Facility. [5. The duration of the Interest Period for the Eurocurrency Loans included in the Borrowing shall be ____________ months.] The undersigned hereby certifies that [, insert if applicable: subject to Section 4.4 of the Credit Agreement,] the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom: (a) the representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such date); and (b) no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing.

JONES LANG LASALLE FINANCE B.V. By ____________________________________ Name ________________________________ Title _________________________________ A-2 1055239.02B-CHISR02A - MSW

EXHIBIT B NOTICE OF CONTINUATION /C ONVERSION Date: ____________, ____ To: Bank of Montreal, as Administrative Agent for the Lenders parties to the Second Amended and Restated Multicurrency Credit Agreement dated as of June 21, 2016 (as extended, renewed, amended or restated from time to time, the “Credit Agreement” ), among Jones Lang LaSalle Finance B.V., the Guarantors party thereto, certain Lenders which are signatories thereto, and Bank of Montreal, as Administrative Agent Ladies and Gentlemen: The undersigned, Jones Lang LaSalle Finance B.V. (the “Borrower” ), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that: 1. The [conversion][continuation] Date is __________, ____. 2. The aggregate amount of the [Revolving Loans] [Term Loans] to be [converted] [continued] is $______________. 3. The Loans are to be [converted into] [continued as] [Eurocurrency] [Domestic Rate] Loans. 4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be _________ months. The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed conversion/continuation date, before and after giving effect thereto and to the application of the proceeds therefrom: (a) the representations and warranties contained in Section 5 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); provided, however, that this condition shall only apply to the continuation or conversion of an outstanding Eurocurrency Loan denominated in an Alternative Currency; and

(b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation] . JONES LANG LASALLE FINANCE B.V. By ____________________________________ Name ________________________________ Title _________________________________ B-2

EXHIBIT C-1 REVOLVING NOTE ________________, _____ FOR VALUE RECEIVED , the undersigned, Jones Lang LaSalle Finance B.V., a private company with limited liability organized under the laws of The Netherlands (the “Borrower” ), promises to pay ________________________ or its registered permitted assigns (the “Lender” ) on the Termination Date of the hereinafter defined Credit Agreement, at the principal office of Bank of Montreal, as Administrative Agent, in Chicago, Illinois (or in the case of Eurocurrency Loans denominated in an Alternative Currency, at such office as the Administrative Agent has previously notified the Borrower), in the currency of such Loan in accordance with Section 3.1 of the Credit Agreement, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each such Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement. The Lender shall record on its books or records or on a schedule attached to this Note, which is a part hereof, each Revolving Loan made by it pursuant to the Credit Agreement, together with all payments of principal and interest and the principal balances from time to time outstanding hereon, whether such Revolving Loan is a Domestic Rate Loan or a Eurocurrency Loan, the currency thereof and the interest rate and Interest Period applicable thereto, provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on a schedule to this Note, shall be prima facie evidence of the same, provided, however, that the failure of the Lender to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Loans made to it pursuant to the Credit Agreement together with accrued interest thereon. This Note is one of the Revolving Notes referred to in the Second Amended and Restated Multicurrency Credit Agreement dated as of June 21, 2016, among the Borrower, the Guarantors party thereto, Bank of Montreal, as Administrative Agent, and the Lenders party thereto (as amended from time to time, the “Credit Agreement” ), and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. Prepayments may be made hereon and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder. JONES LANG LASALLE FINANCE B.V. By ____________________________________ Title ________________________________ C-1-2

EXHIBIT C-2 SWINGLINE NOTE ________________, _____ FOR VALUE RECEIVED , the undersigned, Jones Lang LaSalle Finance B.V., a private company with limited liability organized under the laws of The Netherlands (the “Borrower” ), promises to pay ________________________ or its registered permitted assigns (the “Lender” ) on the earlier of (i) the last day of its Interest Period and (ii) the Termination Date of the hereinafter defined Credit Agreement, at the principal office of Bank of Montreal, as Administrative Agent, in Chicago, Illinois, in the currency of such Swingline Loan in accordance with Section 3.1 of the Credit Agreement, the aggregate unpaid principal amount of all Swingline Loans made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Swingline Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement. The Lender shall record on its books or records or on a schedule attached to this Note, which is a part hereof, each Swingline Loan made by it pursuant to the Credit Agreement, together with all payments of principal and interest and the principal balances from time to time outstanding hereon, whether the Loan is a Domestic Rate Loan or a Quoted Rate Loan and the interest rate and Interest Period applicable thereto, provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on a schedule to this Note, shall be prima facie evidence of the same, provided, however, that the failure of the Lender to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Swingline Loans made to it pursuant to the Credit Agreement together with accrued interest thereon. This Swingline Note is one of the Notes referred to in the Second Amended and Restated Multicurrency Credit Agreement dated as of June 21, 2016, among the Borrower, the Guarantors party thereto, Bank of Montreal, as Administrative Agent, and the Lenders party thereto (as amended from time to time, the “Credit Agreement” ), and this Swingline Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Swingline Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Swingline Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. Prepayments may be made hereon and this Swingline Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder. JONES LANG LASALLE FINANCE B.V. By ____________________________________ Title ________________________________ C-2-2

EXHIBIT C-3 TERM NOTE ________________, _____ FOR VALUE RECEIVED , the undersigned, Jones Lang LaSalle Finance B.V., a private company with limited liability organized under the laws of The Netherlands (the “Borrower” ), promises to pay ________________________ or its registered permitted assigns (the “Lender” ) on the Termination Date of the hereinafter defined Credit Agreement, at the principal office of Bank of Montreal, as Administrative Agent, in Chicago, Illinois (or in the case of Eurocurrency Loans denominated in an Alternative Currency, at such office as the Administrative Agent has previously notified the Borrower), in the currency of such Loan in accordance with Section 3.1 of the Credit Agreement, the aggregate unpaid principal amount of all Term Loans made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each such Term Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement. The Lender shall record on its books or records or on a schedule attached to this Note, which is a part hereof, each Term Loan made by it pursuant to the Credit Agreement, together with all payments of principal and interest and the principal balances from time to time outstanding hereon, whether such Term Loan is a Domestic Rate Loan or a Eurocurrency Loan, the currency thereof and the interest rate and Interest Period applicable thereto, provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on a schedule to this Note, shall be prima facie evidence of the same, provided, however, that the failure of the Lender to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Loans made to it pursuant to the Credit Agreement together with accrued interest thereon. This Note is one of the Term Notes referred to in the Second Amended and Restated Multicurrency Credit Agreement dated as of June 21, 2016, among the Borrower, the Guarantors party thereto, Bank of Montreal, as Administrative Agent, and the Lenders party thereto (as amended from time to time, the “Credit Agreement” ), and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. Prepayments may be made hereon and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder. JONES LANG LASALLE FINANCE B.V. By ____________________________________ Title _________________________________ C-3-2

EXHIBIT D COMPLIANCE CERTIFICATE This Compliance Certificate is furnished to Bank of Montreal, as Administrative Agent, pursuant to the Second Amended and Restated Multicurrency Credit Agreement (as amended from time to time, the “Credit Agreement” ) dated as of June 21, 2016, by and among Jones Lang LaSalle Finance B.V., the Guarantors party thereto, the Lenders signatory thereto and Bank of Montreal, as Administrative Agent. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement. THE UNDERSIGNED HEREBY CERTIFY THAT : 1. I, _______________, am the duly elected or appointed _______________ of Jones Lang LaSalle Incorporated; 2. I, _______________, am the duly elected or appointed _______________ of Jones Lang LaSalle Finance B.V.; 3. We have reviewed the terms of the Credit Agreement and we have made, or have caused to be made under our supervision, a detailed review of the transactions and conditions of Jones Lang LaSalle Incorporated and its Subsidiaries during the accounting period covered by the attached financial statements; 4. The examinations described in paragraph 3 did not disclose, and we have no knowledge of, the existence of any condition or event which constitutes a Default or an Event of Default during or at the end of the accounting period covered by the attached financial statements, except as set forth below; 5. The financial statements required by Section 7.6 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby; and 6. Schedule 1 attached hereto sets forth financial data and computations evidencing compliance with certain covenants of the Credit Agreement, all of which data and computations are true, complete and correct. All computations are made in accordance with the terms of the Credit Agreement. Described below are the exceptions, if any, to paragraph 4 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Parent has taken, is taking, or proposes to take with respect to each such condition or event: ______________________________________________________________________ ______________________________________________________________________ ______________________________________________________________________

______________________________________________________________________ The foregoing certifications, together with the computations set forth in Schedule 1 hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________ day of _____________, _____. JONES LANG LASALLE INCORPORATED By ____________________________________ Title _________________________________ JONES LANG LASALLE FINANCE B.V. By ____________________________________ Title _________________________________ D-2

SCHEDULE I TO THE COMPLIANCE CERTIFICATE Schedule of Compliance, as of the _________ day of _____________, _____, with the Sections of the Credit Agreement set forth below: 1. Section 7.15 (Net Cash Flow Leverage Ratio) A. Total Funded Debt of the Parent and its $____________ Restricted Subsidiaries B. Qualified Cash (i) U.S. cash $___________ Unrestricted Cash $___________ (ii) Foreign cash $___________ (iii) Line 1B(ii) times .75 $___________ (iv ) Sum of Lines 1B(i) and 1B( iii) not to exceed $100,000,000 $___________ (v ii ) Segregated cash $___________ Total (iv) and (v) $___________ (iii ) Sum of Lines 1B(i) and 1B( ii) $___________ (iv) “Qualified Cash” as calculated in Note Agreement $___________ Lesser of Line 1B(iii) and 1B(iv) $___________ C. Line A minus Line B $___________ D. Adjusted EBITDA for the calendar quarters ending _______________________ $____________ _______________________ $____________ _______________________ $____________ _______________________ $____________ TOTAL $____________ E. Consolidated Net Income for the last four calendar quarters if not included in Line D $____________ F. Amounts deducted in arriving at Consolidated Net Income in respect of for the last four calendar quarters if not included in Line E (i) Interest Expense $____________

(ii) federal, state and local $____________ income taxes (iii) depreciation of fixed assets $____________ and amortization of intangible assets (iv) non-cash contributions and $____________ accruals to deferred profit sharing or compensation plans (v) Permitted Adjustments (a) Cash restructuring expenses $____________ (aggregate amount since April 1, 20162018 $_______ not to exceed $100,000,000) (b) Non-cash restructuring expenses $____________ (c) Deferred commissions, net of $____________ commissions payable (not to exceed $50,000,000) (aggregate amount since April 1, 20162018 $_______, not to exceed $100,000,000) (d) Non-cash charges relating to co-investments $____________ (aggregate amount since April 1, 2016 $_______, not to exceed $50,000,000) (e) Non-cash charges relating to impairment at goodwill $____________ (f) Acquisition, integration and transition charges related to Permitted Acquisition $____________ (aggregate amount since April 1, 20162018 $_______, not to exceed $400,000,000) (g) Non-cash (gains)/losses relating to (a) mark-to-market value of co-investments and earn-outs and (b) mortgage servicing rights $____________ (h) Non-recurring fees, expenses or charges paid in connection with debt or equity financing activities $____________ -2-

(i) write-downs of tax indemnification assets to the extent the related tax reserve is released $____________ Total (a) through (i) $____________ G. Sum of Lines 1D, 1E, 1F(i), 1F(ii), 1F(iii), 1F(iv) $____________ and 1F(v) ( “Adjusted EBITDA” ) H. Ratio of Line 1C to Line 1G (not to exceed _____________ 3.50 or 4.00, as applicable, per Section 7.15) I. The Borrower is in compliance Yes/No 2. Section 7.16 (Cash Interest Coverage Ratio) A. Adjusted EBIT for the calendar quarters ending (include as appropriate) ______________________ $____________ ______________________ $____________ ______________________ $____________ ______________________ $____________ TOTAL $____________ B. Consolidated Net Income for the last four calendar quarters if not included in Line A $____________ C. Amounts deducted in arriving at Consolidated Net Income in respect of for the last four calendar quarters if not included in Line A (i) Interest Expense $____________ (ii) federal, state and local $____________ income taxes (iii) non-cash contributions and $____________ accruals to deferred profit sharing or compensation plans (iv) Permitted Adjustments $____________ (From Line 1.D(v)) -3-

D. Sum of Lines 2A, 2B, 2C(i), 2C(ii), 2C(iii), and 2C(iv) $____________ (“Adjusted EBIT” ) E. Cash Interest Expense $____________ F. Ratio of Line 2D to Line 2E (must be greater than _____________ or equal to 3.00 to 1.00) G. The Borrower is in compliance Yes/No 3. Cash Flow Leverage Ratio (Applicable Margin Calculation) A. Total Funded Debt of the Parent and its $____________ Restricted Subsidiaries B. Adjusted EBITDA from Line 1G $____________ C. Ratio of Line 3A to Line 3B $____________ D. The Borrower is in Level: Level ____ -4-

EXHIBIT E SUBSIDIARY GUARANTEE AGREEMENT _______________, ____ BANK OF MONTREAL , as Administrative Agent for the Lenders party to the Second Amended and Restated Multicurrency Credit Agreement dated as of June 21, 2016, among Jones Lang LaSalle Finance B.V., certain Guarantors, such Lenders and such Administrative Agent (as amended from time to time, the “Credit Agreement” ) Dear Sirs: Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein. The undersigned, [name of Subsidiary Guarantor] , a [jurisdiction of incorporation] corporation, hereby elects to be a “Guarantor” for all purposes of the Credit Agreement, effective from the date hereof. The undersigned confirms that the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct as to the undersigned as of the date hereof. Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including without limitations Section 11 thereof, to the same extent and with the same force and effect as if the undersigned were a direct signatory thereto.

This Agreement shall be construed in accordance with and governed by the internal laws of the State of Illinois. Very truly yours, [NAME OF SUBSIDIARY GUARANTOR ] By ____________________________________ Name _______________________________ Title ________________________________ E-2

EXHIBIT F INCREASE REQUEST To: Bank of Montreal, as Administrative Agent for the Lenders parties to the Second Amended and Restated Multicurrency Credit Agreement dated as of June 21, 2016 (as extended, renewed, amended or restated from time to time, the “Credit Agreement” ), among Jones Lang LaSalle Finance B.V., the Guarantors party thereto, certain Lenders which are signatories thereto, and Bank of Montreal, as Administrative Agent Ladies and Gentlemen: The undersigned, Jones Lang LaSalle Finance B.V. (the “Borrower” ), hereby refers to the Credit Agreement and requests that the Administrative Agent, L/C Issuer and Swingline Lender consent to an increase in the aggregate [Revolving Credit Commitments] [outstanding principal amount of Term Loans] (the “Increase” ), in accordance with Section 1.15 of the Credit Agreement, to be effected by an increase in [the Revolving Credit Commitment] [an increase in the outstanding Term Loans] of [name of existing Lender] [the addition of [name of new Lender] (the “New Lender” ) as a Lender under the terms of the Credit Agreement] . Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. [Insert as Applicable] After giving effect to such Increase, the Revolving Credit Commitment of the [Lender] [New Lender] shall be $_____________. Or The New Term Loan of the [Lender] [New Lender] is $_______________. [Include paragraphs 1-3 for a New Lender] 1. The New Lender hereby confirms that it has received a copy of the Credit Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder. The New Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The New Lender further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the credit worthiness of the Borrower or any other party to the Credit Agreement or any other Credit Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Credit Document or the value of any security therefor.

2. Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent, the New Lender (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto. 3. The New Lender hereby confirms that its administrative details are set forth in its Administrative Questionnaire. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH , THE LAWS OF THE STATE OF ILLINOIS . The Increase shall be effective when the executed consent of the Administrative Agent is received or is otherwise in accordance with Section 1.15 of the Credit Agreement, but not in any case prior to ___________________, ____. It shall be a condition to the effectiveness of the Increase that all expenses referred to in Section 1.15 of the Credit Agreement shall have been paid. The Borrower hereby certifies that no Default or Event of Default has occurred and is continuing and that the representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects as though made on the date hereof (other than those made solely as of an earlier date, which need only remain true as of such date), taking into account any amendments to such Section (including without limitation any amendment to the Schedules referenced therein) made after the date of the Credit Agreement in accordance with its provisions[, in each case subject to the provisions of Section 4.4 of the Credit Agreement in the case of any New Term Loan the proceeds of which will be used to finance a Limited Condition Acquisition]. F-2

Please indicate the Administrative Agent’s consent to such Increase by signing the enclosed copy of this letter in the space provided below. Very truly yours, JONES LANG LASALLE FINANCE B.V. By ____________________________________ Name: _______________________________ Title: ________________________________ [NEW OR EXISTING LENDER INCREASING REVOLVING CREDIT COMMITMENT OR ADVANCING NEW TERM LOAN ] By ____________________________________ Name ________________________________ Title _________________________________ The undersigned hereby consents on this ___ day of ____________, ______ to the above-requested Increase. BANK OF MONTREAL , As Administrative Agent By _______________________________ Name __________________________ Title ___________________________ ________________________, as Swingline Lender By _______________________________ Name __________________________ Title ___________________________ F-3

EXHIBIT G ASSIGNMENT AND ACCEPTANCE Dated _____________, 20_____ This Assignment and Acceptance (the “Assignment and Acceptance” ) is dated as of the Effective Date set forth below and is entered into by and between [the][each] 1 Assignor identified in item 1 below ( [the][each, an] “Assignor” ) and [the][each] 2 Assignee identified in item 2 below ( [the][each, an] “Assignee” ). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] 3 hereunder are several and not joint.] 4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement” ), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees] , and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors] , subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest” ). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor. 1. Assignor [s] : ________________________________ ________________________________ [Assignor [is] [is not] a Defaulting Lender] 2. Assignee [s] : ________________________________ ________________________________ [for each Assignee, indicate [Affiliate][Approved Fund] of [ identify Lender ] 3. Borrower(s): ________________________________ 4. Administrative Agent: Bank of Montreal, as the administrative agent under the Credit Agreement 5. Credit Agreement: Second Amended and Restated Credit Agreement dated as of June 21, 2016 among Jones Lang LaSalle Finance B.V., the Lenders parties thereto, Bank of Montreal, as Administrative Agent, and the other agents parties thereto G-2

6. Assigned Interest[s]: AGGREGATE AMOUNT OF REVOLVING CREDIT PERCENTAGE ASSIGNED COMMITMENT / AMOUNT OF REVOLVING OF REVOLVING CREDIT FACILITY LOANS FOR CREDIT COMMITMENT / COMMITMENT / ASSIGNOR [S]5 ASSIGNEE [S]6 ASSIGNMENT 7 ALL LENDERS 8 LOANS ASSIGNED 9 LOANS 10 $ $ % $ $ % $ $ % [7. Trade Date: ______________]11 5 List each Assignor, as appropriate. 6 List each Assignee, as appropriate. 7 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g., “Revolving Credit Commitment,” “Term Facility,” etc.). 8 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 9 Set forth, to at least 9 decimals, as a percentage of the Revolving Credit Commitments/Loans of all Lenders thereunder. 10 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date. G-3

Effective Date: ________________, 20___ [To be inserted by Administrative Agent and which shall be the effective date of recordation of transfer in the register therefor.] The terms set forth in this Assignment and Acceptance are hereby agreed to: ASSIGNOR [S]12 [N AME OF ASSIGNOR ] By: ____________________________________ Name: _______________________________ Title: ________________________________ [N AME OF ASSIGNOR ] By: ____________________________________ Name: _______________________________ Title: ________________________________ ASSIGNEE [S]13 [N AME OF ASSIGNEE ] By: ____________________________________ Name: _______________________________ Title: ________________________________ [N AME OF ASSIGNEE ] By: ____________________________________ Name: _______________________________ Title: ________________________________ 12 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable). 13 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable). G-4

[Consented to and] 14 Accepted: BANK OF MONTREAL , as Administrative Agent By: _________________________________ Name: __________________________ Title: ___________________________ [Consented to:] 15 [N AME OF RELEVANT PARTY ] By: _________________________________ Name: __________________________ Title: ___________________________ 14 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 15 To be added only if the consent of the Company and/or other parties (e.g. Swing Line Lender, L/C Issuer) is required by the terms of the Credit Agreement. G-5

ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION SECTION 1. REPRESENTATIONS AND WARRANTIES . Section 1.1. Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim created by [the] [such] Assignor, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, the Parent, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document, or (iv) the performance or observance by the Borrower, the Parent, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document. Section 1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 12.12(a) of the Credit Agreement (subject to such consents, if any, as may be required under Section 12.12(a) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements referred to in Section 5.4 thereof or delivered pursuant to Section 7.6 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, [the] [any] Assignor or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender. SECTION 2. PAYMENTS . From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor [s] and the Assignee [s] shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee. SECTION 3. GENERAL PROVISIONS . This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of Illinois. -2-

SCHEDULE 1 COMMITMENTS NAME OF BANK REVOLVING CREDIT LETTER OF CREDIT COMMITMENT COMMITMENT Bank of Montreal $287,500,000 $50,000,000 270,000,000 25,000,000 Bank of America, N.A. 287,500,000 50,000,000 270,000,000 $25,000,000 Barclays Bank PLC plc 230,000,000 215,000,000 Wells Fargo Bank, N.A. 230,000,000 215,000,000 The Royal National Westminster Bank of Scotland 230,000,000 PLC plc 215,000,000 JPMorgan Chase Bank, National Association 230,000,000 215,000,000 HSBC Bank USA, National Association 170,000,000 HSBC Bank plc 45,000,000 Fifth Third Bank 175,000,000 150,000,000 PNC Bank, National Association 175,000,000 150,000,000 U.S. Bank National Association 155,000,000 150,000,000 HSBC Bank USA, National Association 130,000,000 Société Générale 65,000,000 Capital One, N.A. 65,000,000 ING Bank N.V. , Dublin Branch 65,000,000 MUFG Bank, Ltd. (f/k/a The Bank of 65,000,000 Tokyo-Mitsubishi UFJ, Ltd. ), New York Branch Deutsche Bank AG New York Branch 65,000,000 The Bank of New York Mellon 45,000,000 HSBC Bank PLC 45,000,000

NAME OF BANK REVOLVING CREDIT LETTER OF CREDIT COMMITMENT COMMITMENT Westpac Banking Corporation 45,000,000 Australia and New Zealand Banking Group Limited 45,000,000 National Australia Bank Limited, A.B.N. 12 004 044 45,000,000 937 Citibank, N.A. 45,000,000 Deutsche Bank AG New York 45,000,000 Credit Suisse AG, Cayman Islands Branch The Northern Trust Company 30,000,000 Associated Bank National Association 30,000,000 Comerica Bank 30,000,000 TOTAL $2,750,000,000.00 $100,000,000 $2,750,000,000.00 50,000,000.00 -2-

SCHEDULE 1.3

EXISTING LETTERS OF CREDIT

NUMBER	AMOUNT	CURRENCY	MATURITY
BMCH279687OS	13,850,000.00	USD	1-Jan-17
HACH122199OS	389,392.92	USD	31-Mar-17
HACH20375OS	165,000.00	USD	31-Dec-16
HACH636120OS	970,560.00	USD	1-Jan-17
HACH91129OS	2,500,000.00	USD	15-Dec-16
HACH91142OS	339,986.25	USD	15-Dec-16

SCHEDULE 5.2 GUARANTORS JURISDICTION OF NAME INCORPORATION PERCENTAGE OWNERSHIP Jones Lang LaSalle Incorporated Maryland N/A Jones Lang LaSalle Americas, Inc. Maryland 100% LaSalle Investment Management, Inc. Maryland 100% Jones Lang LaSalle International, Inc. Delaware 100% Jones Lang LaSalle Co-Investment, Inc. Maryland 100% Jones Lang LaSalle Limited England 100% Jones Lang LaSalle GmbH SE Germany 100% Jones Lang LaSalle New England, LLC Delaware 100% Jones Lang LaSalle Brokerage, Inc. Texas 100%